UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Connect, Inc.
(Name of Registrant as Specified in Its Charter)

___________________________________________________________________________________________________________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Proxy Statement — Subject to Completion

STEEL CONNECT, INC.

590 MADISON AVENUE, 32nd FLOOR
NEW YORK, NEW YORK 10022

[•], 2023

Dear Steel Connect, Inc. Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Steel Connect, Inc. (“Steel Connect” or the “Company”), which will be held at [•] Eastern Time, on [•], 2023. The Special Meeting will be held in a virtual-only meeting format. You will not be able to attend the Special Meeting in person. You can virtually attend the Special Meeting at [www.virtualshareholdermeeting.com/STCN2023], where you will be able to vote electronically and submit questions during the Special Meeting. For more information, see “Questions and Answers About the Special Meeting.”

At the Special Meeting, you will be asked to consider and vote upon a proposal (the “Nasdaq Proposal”) to authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the rights of the Series E preferred stock of the Company (the “Series E Preferred Stock”) to vote and receive dividends together with the common stock of the Company (the “Company Common Stock”) on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock. On April 30, 2023, Steel Connect, Steel Partners Holdings L.P., a Delaware limited partnership (“Steel Partners”), Steel Excel, Inc., a Delaware corporation (“Steel Excel”), and WebFinancial Holding Corporation, a Delaware corporation (“WebFinancial” and, together with Steel Excel, the “Exchanging Parties” and each, an “Exchanging Party”), entered into a transfer and exchange agreement (the “Transfer and Exchange Agreement”) pursuant to which, the Exchanging Parties transferred 3,597,744 shares of common stock (the “Exchanged Shares”) of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“Aerojet”), to the Company in exchange for 3,500,000 shares of Series E Preferred Stock (such exchange and related transactions, the “Transaction”). The Series E Preferred Stock is currently non-voting, not entitled to participate in any dividend distributions and is not entitled to convert into shares of Company Common Stock. As of the Record Date, Steel Partners, directly and indirectly, owned approximately 45.74% of the Company Common Stock, and, when combined with its affiliated entities and individuals who are members of a Section 13(d) group with Steel Partners and its affiliated entities, 52.6%, of our outstanding Company Common Stock. In connection with the Transfer and Exchange Agreement, Steel Connect, Steel Partners and certain of its affiliates also entered into a stockholders’ agreement (the “Stockholders’ Agreement”) which implements various corporate governance requirements for the Company that are intended to protect the interests of the stockholders of the Company that are not affiliated with Steel Partners and its affiliates following the consummation of the Transaction.

To assist in evaluating strategic transactions and to evaluate the fairness of the Transaction to the Company and our stockholders, the board of directors of the Company (the “Board”) formed a strategic planning committee (the “Strategic Planning Committee”) of independent and disinterested directors to consider and negotiate the terms and conditions of the Transaction and to make a recommendation to the Board. The Strategic Planning Committee unanimously (i) determined that the terms of the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock of Steel Connect, Inc. (the “Series E Certificate of Designations”) and the other transaction documents (collectively, the “Transaction Documents”) are advisable, fair to, and in the best interests of the Company and the holders of capital stock of the Company (other than Steel Partners, the Exchanging Parties and their affiliates), (ii) determined that the terms of the Nasdaq Proposal are advisable, fair to, and in the best interests of the Company and the holders of capital stock of the Company (other than Steel Partners, the Exchanging Parties and their affiliates), (iii) recommended that the

Board approve, adopt and declare advisable the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations and the Transaction Documents, and (iv) recommended that the holders of the capital stock of the Company entitled to vote, vote to approve the Nasdaq Proposal.

After carefully considering the unanimous recommendation of the Strategic Planning Committee and other factors, the Board, acting on the unanimous recommendation of the Strategic Planning Committee, approved the Transaction Documents and the Transaction and adopted resolutions (i) determining that the terms of the Transaction Documents and the Transaction are fair to and in the best interest of the Company and the holders of capital stock of the Company (other than Steel Partners, the Exchanging Parties and their affiliates), (ii) approving and declaring advisable the Transaction and the Transaction Documents; and (iii) recommending that the holders of capital stock of the Company entitled to vote, vote to approve the Nasdaq Proposal.

At the Special Meeting, you will also be asked to consider and vote upon proposals to amend the Company’s restated certificate of incorporation (our “Charter”), to effect a 1-for-3,500 reverse stock split of the Company Common Stock (the “Reverse Stock Split”), followed immediately by a 375-for-1 forward stock split of the Company Common Stock (the “Forward Stock Split,” and, together with the Reverse Stock Split, the “Reverse/Forward Stock Split” and, together, the “Reverse/Forward Stock Split Proposal”). If the proposals are approved and the Board decides to proceed with the Reverse/Forward Stock Split, it will then direct the Company to file with the State of Delaware certificates of amendment to our Charter to effectuate the Reverse/Forward Stock Split. Each share of Company Common Stock held by a stockholder of record owning fewer than 3,500 shares of Company Common Stock immediately prior to the effective time of the Reverse Stock Split (the “effective time”) will be converted into the right to receive a payment in cash (without interest) equal to the fair value of such shares as of the time when those entitled to receive such payments are determined, which shall be an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split, and each share of Company Common Stock held by a stockholder of record owning 3,500 shares or more immediately prior to the effective time of the Reverse Stock Split will be converted into a new number of shares of Company Common Stock based on a ratio of 375 shares of Company Common Stock for each share of Company Common Stock owned immediately following the Reverse Stock Split; however, with respect to any fractions of a share of Company Common Stock that may be held as a result of the Reverse/Forward Stock Split, stockholders will receive a payment in cash (without interest) equal to the fair value of such fractions as of the time when those entitled to receive such fractions are determined, which shall be an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split).

At the Special Meeting, you will also be asked to consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal or the Reverse/Forward Stock Split Proposal (the “Adjournment Proposal”).

The Board unanimously recommends that you vote “FOR” the Nasdaq Proposal, “FOR” the Reverse/Forward Stock Split Proposal and “FOR” the Adjournment Proposal.

The enclosed proxy statement describes the Transaction, the Transfer and Exchange Agreement, the Stockholders’ Agreement and the related Transaction Documents, as well as the Nasdaq Proposal. It also describes the primary purpose of the Reverse/Forward Stock Split and the actions that the Company will need to take to implement the Reverse/Forward Stock Split.

The enclosed proxy statement also provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents filed with the SEC. You should read this entire proxy statement carefully and, whether or not you plan to virtually attend the Special Meeting, promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card; or (b) if you have requested or received a paper copy of the proxy materials, by signing, dating and returning in the enclosed postage-paid envelope the enclosed proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in “street name,” i.e., through a bank, broker or other nominee).

Your vote is very important, regardless of the number of shares of Company Common Stock that you own, or whether or not you plan to attend the Special Meeting. The Series E Preferred Stock will not be entitled to vote and receive dividends together with the Company Common Stock, and will not be entitled to convert into Company Common Stock, unless the Nasdaq Proposal is approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class, which have voting power present in person or represented by proxy and have actually voted at the Special Meeting. In addition, the Reverse/Forward Stock Split will not be effected unless the Reverse/Forward Stock Split Proposal is approved by a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class. In connection with the Transfer and Exchange Agreement, the Company and the SP Investors (as defined in the accompanying proxy statement) entered into a voting agreement (the “Voting Agreement”), dated as of the date of the Transfer and Exchange Agreement. On the terms and conditions set forth in the Voting Agreement, the SP Investors have agreed to vote (or cause to be voted) all the shares of Company Common Stock and Series C Preferred Stock beneficially owned by such persons at the Special Meeting for the approval of the Nasdaq Proposal. The SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Nasdaq Proposal and the Reverse/Forward Stock Split Proposal.

To be admitted to the Special Meeting at the link provided above, you must enter the control number found on your proxy card (if you are a stockholder) or voting instruction form (if you own shares of Company Common Stock in street name). You may vote at the Special Meeting by following the instructions available on the Special Meeting website during the Special Meeting. Whether or not you plan to virtually attend the Special Meeting, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described in the proxy materials for the Special Meeting. Therefore, we encourage you to promptly submit your proxy to vote via the Internet, by telephone or, if you have requested or received a paper copy of the proxy materials, by signing, dating and returning the completed proxy card or voting instruction form as applicable. Voting by any of these methods will ensure your representation at the Special Meeting.

Sincerely,

Warren G. Lichtenstein Interim Chief Executive Officer and Executive Chairman of the Board

This proxy statement is dated [•], 2023 and, together with the enclosed form of proxy, is first being mailed to stockholders on or about [•], 2023.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

STEEL CONNECT, INC.

590 MADISON AVENUE, 32nd FLOOR
NEW YORK, NEW YORK 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2023

To the Stockholders of Steel Connect, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Steel Connect, Inc. (the “Company”) will be held on [•], 2023 at [•], Eastern Time. The Special Meeting will be held in a virtual-only meeting format. You will not be able to attend the Special Meeting in person. You can virtually attend the Special Meeting at [www.virtualshareholdermeeting.com/STCN2023], where you will be able to vote electronically and submit questions during the Special Meeting. For more information, see “Questions and Answers About the Special Meeting.”

The Special Meeting will be held for the following purposes:

1.      The Nasdaq Proposal:    to consider and vote on a proposal to authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the rights of the Series E preferred stock of the Company (the “Series E Preferred Stock”) to vote and receive dividends together with the common stock of the Company (the “Company Common Stock”) on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock (the “Nasdaq Proposal”).

2.      The Reverse/Forward Stock Split Proposal:    to consider and vote upon a proposal to amend the Company’s restated certificate of incorporation (our “Charter”), to effect a 1-for-3,500 reverse stock split (the “Reverse Stock Split”) of the Company Common Stock, followed immediately by an amendment to the Charter to effect a 375-for-1 forward stock split (the “Forward Stock Split”, and, together with the Reverse Stock Split, the “Reverse/Forward Stock Split”) of the Company Common Stock. As a result of the Reverse/Forward Stock Split:

•        each share of Company Common Stock held by a stockholder of record owning fewer than 3,500 shares of Company Common Stock immediately prior to the effective time of the Reverse Stock Split (the “effective time”) will be converted into the right to receive a payment in cash (without interest) equal to the fair value of such shares as of the time when those entitled to receive such payments are determined, which shall be an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split; and

•        each share of Company Common Stock held by a stockholder of record owning 3,500 shares of Common Stock or more immediately prior to the effective time of the Reverse Stock Split will be converted into a new number of shares of Company Common Stock based on a ratio of 375 shares of Company Common Stock for each share of Company Common Stock owned immediately following the Reverse Stock Split; however, with respect to any fractions of a share of Company Common Stock that may be held as a result of the Reverse/Forward Stock Split, stockholders will receive a payment in cash (without interest) equal to the fair value of such fractions as of the time when those entitled to receive such fractions are determined, which shall be an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split).

3.      The Adjournment Proposal:    to approve the adjournment of the Special Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal or the Reverse/Forward Stock Split Proposal (the “Adjournment Proposal”).

The Board unanimously recommends that you vote “FOR” the Nasdaq Proposal, “FOR” the Reverse/Forward Stock Split Proposal and “FOR” the Adjournment Proposal.

The enclosed proxy statement describes the transactions pursuant to which the Series E Preferred Stock were issued, as well as the Nasdaq Proposal. It also describes the primary purpose of the Reverse/Forward Stock Split and the actions that the Company will need to take to implement the Reverse/Forward Stock Split.

The enclosed proxy statement also provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents filed with the SEC. You should read this entire proxy statement carefully and, whether or not you plan to virtually attend the Special Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card; or (b) if you have requested or received a paper copy of the proxy materials, by signing, dating and returning in the enclosed postage-paid envelope the enclosed proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in “street name,” i.e., through a bank, broker or other nominee).

Your vote is very important, regardless of the number of shares of Company Common Stock that you own, or whether or not you plan to attend the Special Meeting. The Series E Preferred Stock will not be entitled to vote and receive dividends together with the Company Common Stock, and will not be entitled to convert into Company Common Stock, unless the Nasdaq Proposal is approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class, which have voting power present in person or represented by proxy and have actually voted at the Special Meeting. In addition, the Reverse/Forward Stock Split will not be effected unless the Reverse/Forward Stock Split Proposal is approved by a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class. In connection with the Transfer and Exchange Agreement, the Company and the SP Investors (as defined in the accompanying proxy statement) entered into a voting agreement (the “Voting Agreement”), dated as of the date of the Transfer and Exchange Agreement. On the terms and conditions set forth in the Voting Agreement, the SP Investors have agreed to vote (or cause to be voted) all the shares of Company Common Stock and Series C Preferred Stock beneficially owned by such persons at the Special Meeting, among other matters, for the approval of the Nasdaq Proposal. The SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Nasdaq Proposal and the Reverse/Forward Stock Split Proposal.

We encourage you to participate in the Special Meeting, either by attending virtually and voting electronically at the Special Meeting or by voting online or by telephone or, if you have received or requested a paper copy of the proxy materials, by completing, dating, signing and promptly returning the enclosed proxy card (if you are a stockholder of record) or voting instruction card (if you own shares of Company Common Stock in “street name,” i.e., through a bank, broker, or other nominee) in the enclosed postage-paid envelope before the Special Meeting. This will ensure that your shares are represented at the Special Meeting.

A list of the names of stockholders entitled to vote at the Special Meeting will be available during the Special Meeting for examination by any stockholder at [www.virtualshareholdermeeting.com/STCN2023].

By Order of the Board of Directors,
New York, New York [•], 2023
Warren G. Lichtenstein Interim Chief Executive Officer and Executive Chairman of the Board

ABOUT THIS PROXY STATEMENT

This document constitutes the proxy statement of Steel Connect, Inc., a Delaware corporation (“Steel Connect” or the “Company”), under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, it constitutes a notice of meeting with respect to the special meeting of the stockholders of the Company to be held at [•], Eastern Time, on [•], 2023, in a virtual-only format.

The Company has entered into a transfer and exchange agreement (the “Transfer and Exchange Agreement”) dated as of April 30, 2023, by and among the Company, Steel Partners Holdings L.P., a Delaware limited partnership (“Steel Partners”), Steel Excel, Inc., a Delaware corporation (“Steel Excel”), and WebFinancial Holding Corporation, a Delaware corporation (“WebFinancial” and, together with Steel Excel, the “Exchanging Parties” and each, an “Exchanging Party”), pursuant to which, the Exchanging Parties transferred 3,597,744 shares of common stock (the “Exchanged Shares”) of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“Aerojet”), to the Company in exchange for 3,500,000 shares of Series E preferred stock of the Company (the “Series E Preferred Stock”, and, such exchange and related transactions, the “Transaction”). The Series E Preferred Stock is currently non-voting, not entitled to participate in any dividend distributions and is not entitled to convert into shares of common stock of the Company (the “Company Common Stock”). In connection with the Transfer and Exchange Agreement, Steel Connect, Steel Partners and certain of its affiliates also entered into a stockholders’ agreement (the “Stockholders’ Agreement”) which implements various corporate governance requirements for the Company following the consummation of the Transaction. Accordingly, unless otherwise expressly stated herein, all discussions in this proxy statement concerning the Transaction, the Transfer and Exchange Agreement, the Stockholders’ Agreement and all other transaction documentation, including all discussions concerning the events leading thereto, the applicable proceedings of the board of directors of the Company (the “Board”), the strategic planning committee of independent and disinterested directors (the “Strategic Planning Committee”), the fairness opinion of the financial advisor to the Strategic Planning Committee, and all other considerations, all relate to the Transfer and Exchange Agreement and the transactions contemplated thereby.

You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated [•], 2023 and, together with the enclosed form of proxy, is first being mailed to stockholders on or about [•], 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date or, in the case of information in a document incorporated by reference, as of the date of such document, unless the information specifically indicates that another date applies. The mailing of this proxy statement to stockholders will not create any implication to the contrary.

i

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Nasdaq Proposal and the Reverse/Forward Stock Split Proposal. These questions and answers may not address all questions that may be important to you as a stockholder of Steel Connect, Inc (“Steel Connect”). Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:     Why am I receiving these materials?

A:     On April 30, 2023, Steel Connect, Steel Partners Holdings L.P., a Delaware limited partnership (“Steel Partners”), Steel Excel, Inc., a Delaware corporation (“Steel Excel”), and WebFinancial Holding Corporation, a Delaware corporation (“WebFinancial” and, together with Steel Excel, the “Exchanging Parties” and each, an “Exchanging Party”), entered into a transfer and exchange agreement (the “Transfer and Exchange Agreement”) pursuant to which, the Exchanging Parties transferred 3,597,744 shares of common stock (the “Exchanged Shares”), of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“Aerojet”), to the Company in exchange for 3,500,000 shares of Series E preferred stock of the Company (the “Series E Preferred Stock”, and, such exchange and related transactions, the “Transaction”). The Series E Preferred Stock is currently non-voting, not entitled to participate in any dividend distributions and is not entitled to convert into shares of Company Common Stock. At the Special Meeting, stockholders will be asked to consider and vote on a proposal to authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the rights of Series E Preferred Stock to vote and receive dividends together with the Company Common Stock on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock (the “Nasdaq Proposal”). Following approval of the Nasdaq Proposal, the Series E Preferred Stock will become convertible, at the election of the holder, into 184,891,318 shares of Company Common Stock. In connection with the Transfer and Exchange Agreement, Steel Connect, Steel Partners and certain of its affiliates also entered into the Stockholders’ Agreement (as defined herein) which implements various corporate governance requirements for the Company following the consummation of the Transaction.

In addition, you will be asked to consider and vote upon proposals to amend the Company’s restated certificate of incorporation (our “Charter”), to effect a 1-for-3,500 reverse stock split of the Company Common Stock (the “Reverse Stock Split”), followed immediately by a 375-for-1 forward stock split of the Company Common Stock (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Reverse/Forward Stock Split” and together the “Reverse/Forward Stock Split Proposal”). If the proposals are approved and the Board decides to proceed with the Reverse/Forward Stock Split, the Board will then direct the Company to file with the State of Delaware certificates of amendment to our Charter to effectuate the Reverse/Forward Stock Split. Each share of Company Common Stock held by a stockholder of record owning fewer than 3,500 shares of Company Common Stock immediately prior to the effective time of the Reverse Stock Split (the “effective time”) will be converted into the right to receive a payment in cash (without interest) equal to the fair value of such shares as of the time when those entitled to receive such payments are determined, which shall be an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split, and each share of Company Common Stock held by a stockholder of record owning 3,500 shares or more immediately prior to the effective time of the Reverse Stock Split will be converted into a new number of shares of Company Common Stock based on a ratio of 375 shares of Company Common Stock for each share of Company Common Stock owned immediately following the Reverse Stock Split; however, with respect to any fractions of a share of Company Common Stock that may be held as a result of the Reverse/Forward Stock Split, stockholders will receive a payment in cash (without interest) equal to the fair value of such fractions as of the time when those entitled to receive such fractions are determined, which shall be an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split).

At the Special Meeting, you will also be asked to consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal or the Reverse/Forward Stock Split Proposal.

The Board does not know of any matters to be brought before the Special Meeting other than as set forth in the Notice of Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Q:     Who is entitled to vote at the Special Meeting?

A:     Only holders of record of Company Common Stock and holders of record of Series C Preferred Stock, as of the close of business on [•], 2023 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. As of the Record Date, [•] shares of Company Common Stock and 35,000 shares of Series C Preferred Stock were outstanding. Each share of Company Common Stock entitles the holder thereof to one vote on each matter brought before the Special Meeting. As of the Record Date, the outstanding shares of Series C Preferred Stock were convertible into [•] shares of Company Common Stock and the holder thereof is entitled to vote their Series C Preferred Stock on each matter brought before the Special Meeting on an as-converted basis together with the holders of Company Common Stock (i.e., the 35,000 shares of Series C Preferred Stock will have the same voting power as [•] shares of Company Common Stock).

All shares of Series C Preferred Stock are held by WebFinancial. As of the Record Date, Steel Partners, directly and indirectly, owned approximately 45.74% of our outstanding shares of Company Common Stock (on an as-converted basis), and, when combined with its affiliated entities and individuals who are members of a Section 13(d) group with Steel Partners and its affiliated entities (collectively, the “SP Investors”), 52.6%, of our outstanding Company Common Stock (on an as-converted basis). Each of Warren Lichtenstein, our Interim Chief Executive Officer, Director and the Executive Chairman of our Board, and Jack Howard, a member of our Board, is a member of this Section 13(d) group. Following the Transaction and assuming the Nasdaq Proposal is approved, Steel Partners and its affiliates are expected to own approximately 85% of the combined voting power of all classes of stock entitled to vote of the Company. For more information, see “Security Ownership of Certain Beneficial Owners and Management.”

In connection with the Transfer and Exchange Agreement, the Company and the SP Investors (as defined herein) entered into a voting agreement (the “Voting Agreement”), dated as of April 30, 2023. On the terms and conditions set forth in the Voting Agreement, the SP Investors have agreed to vote (or cause to be voted) all the shares of Company Common Stock and Series C Preferred Stock beneficially owned by such persons at the Special Meeting, among other matters, for the approval of the Nasdaq Proposal. The SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Nasdaq Proposal and the Reverse/Forward Stock Split Proposal.

All references in this proxy statement to quorum, voting requirements, Company Common Stock and holders of Company Common Stock, are, unless the context requires otherwise, deemed to include Series C Preferred Stock and holders of Series C Preferred Stock (as appropriate).

Q:     When and where is the Special Meeting?

A:     This year’s Special Meeting will be held on [•], 2023 at [•] Eastern Time and accessible only through the Internet at [www.virtualshareholdermeeting.com/STCN2023]. There will be no physical meeting location for the Special Meeting. We believe the virtual format of the Special Meeting will enhance accessibility to our Special Meeting for all of our stockholders, who may participate from any geographic location with Internet connectivity.

Q:     How can I attend and participate in the Special Meeting?

A:     Any stockholder can attend the Special Meeting live online at [www.virtualshareholdermeeting.com/STCN2023]

•        Log-in Instructions:    To access the Special Meeting, you must go to the meeting website at [www.virtualshareholdermeeting.com/STCN2023] and enter the unique control number found on the proxy card if you are a stockholder of record. If you hold your shares in “street name”, you should contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. Online access to the webcast will open approximately 30 minutes prior to the start of the Special Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the Special Meeting prior to the start time.

•        Voting and Submission of Questions at the Special Meeting:    Once online access to the Special Meeting is open, stockholders may vote and submit questions at the Special Meeting. You are entitled to vote in the Special Meeting if, as of the close of business on the Record Date, you were a stockholder of record. If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker, or other nominee), you are invited to attend and submit questions at the Special Meeting, but may vote there only if you hold a “legal proxy” from your bank, broker or other nominee for the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. Questions pertinent to meeting matters will be answered during the Special Meeting, subject to time constraints.

•        Other Information:    Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at [www.virtualshareholdermeeting.com/STCN2023]. Assistance with questions regarding how to attend and participate via the Internet will be provided at [www.virtualshareholdermeeting.com/STCN2023] on the day of the Special Meeting. We also will post a replay of the Special Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our Special Meeting rules of conduct, which stockholders can view during the Special Meeting at [www.virtualshareholdermeeting.com/STCN2023].

Q:     What if I have technical or logistical difficulties accessing the virtual Special Meeting?

A:     We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting webcast log-in page.

Q:     What if I lost my control number but would like to attend the Special Meeting?

A:     You will be able to log in as a guest. To view the Special Meeting webcast, visit [www.virtualshareholdermeeting.com/STCN2023] and register as a guest. However, if you log in as a guest, you will not be able to vote your shares or submit questions during the meeting.

Q:     How do I vote my shares?

A:     Your vote is very important. Whether or not you plan to virtually attend the Special Meeting, we urge you to submit your proxy to vote your shares before the Special Meeting as soon as possible after you receive the Proxy Materials. Where available, we encourage all stockholders with Internet access to record their votes by Internet, or alternatively, by telephone.

If you are a holder of record of Company Common Stock or Series C Preferred Stock:

If you are a holder of record of Company Common Stock or Series C Preferred Stock (meaning your shares are held in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC or you are in possession of stock certificates), there are four ways you may vote, as set forth below.

•        Online During the Special Meeting.    You may vote during the Special Meeting by visiting [www.virtualshareholdermeeting.com/STCN2023], entering the control number included in your proxy card and following the on-screen instructions.

•        Mail.    You may vote using a proxy card that may be delivered to you (to the extent you received a paper copy of the proxy materials). Simply complete, sign and date the proxy card where indicated and return it promptly in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, you must indicate your name and title or capacity. Your signed proxy card must be received by [•], 2023.

•        Online Prior to the Special Meeting.    To vote through the Internet, go to www.proxyvote.com and follow the instructions on how to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in your proxy card. Your Internet vote must be received by [•], Eastern Time, on [•], 2023 to be counted.

•        Telephone.    To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number included in your proxy card. Your telephone vote must be received by [•] Eastern Time, on [•], 2023 to be counted.

If you later decide to virtually attend the Special Meeting and vote live electronically, that vote will automatically revoke any previously submitted proxy. For more information on revoking or changing your vote, see “Can I revoke or change my vote after I submit my proxy?”

If you hold your shares of Company Common Stock in street name:

If you hold your shares in street name, you should have received a Notice of Special Meeting containing voting instructions from your broker, bank or other nominee (“custodian”) rather than from the Company. Simply follow the voting instructions in the Notice of Special Meeting to ensure that your vote is counted. As discussed above, to vote at the Special Meeting, you must obtain a valid “legal proxy” from your custodian. Follow the instructions from your custodian included with these proxy materials or contact your custodian to request a proxy form.

Q:     How does the Board recommend that I vote?

A:     The Board, acting on the unanimous recommendation of the Strategic Planning Committee of the Board (the “Strategic Planning Committee”) unanimously recommends that you vote “FOR” the Nasdaq Proposal. The Board also unanimously recommends that you vote “FOR” the Reverse/Forward Stock Split Proposal and “FOR” the Adjournment Proposal.

Q:     How many shares must be present to hold the Special Meeting?

A:     The presence of a majority of the issued and outstanding shares of the capital stock of the Company represented in person or by proxy and entitled to vote at the Special Meeting will constitute a quorum.

Q:     How many votes are required to approve each proposal and how are votes counted?

A:     Each share of Company Common Stock and each share of Series C Preferred Stock (on an as-converted to shares of Company Common Stock basis) entitles the holder thereof as of the Record Date to cast one vote on the following matters submitted for a vote of the stockholders at the Special Meeting:

•        The Nasdaq Proposal:    Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class, which have voting power present in person or represented by proxy and have actually voted at the Special Meeting.

•        The Reverse/Forward Stock Split Proposal.    Approval of the Reverse/Forward Stock Split Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class.

•        The Adjournment Proposal.    Pursuant to our fourth amended and restated bylaws (the “Bylaws”), the holders of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting may vote to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the Annual Meeting.

Q:     What did Steel Connect receive under the Transfer and Exchange Agreement?

A:     In exchange for the Series E Preferred Stock, the Company received 3,597,744 Exchanged Shares.

Q:     What will happen if the Nasdaq Proposal is not approved?

A:     If the Nasdaq Proposal is not approved, the Series E Preferred Stock will remain non-voting, will not be entitled to participate in dividend distributions and will not be convertible into Company Common Stock. However, the SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Nasdaq Proposal.

Q:     May the Special Meeting be adjourned?

A:     If a quorum is present to transact business at the Special Meeting, it may, pursuant to the Adjournment Proposal, be adjourned to another time and place by the affirmative vote of the holders of a majority of the outstanding shares of capital stock present or represented by proxy and entitled to vote thereat and with the direction of the chairman of the Special Meeting. If the Special Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

Q:     What will be the result if, as a stockholder of record, I submit my signed proxy card, but do not make specific instructions?

A:     By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations as set forth in this proxy statement. In addition, if any other matters are brought before the Special Meeting (other than the proposals contained in this proxy statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Q:     What is a “broker non-vote” and how does it affect voting on each proposal?

A:     If you hold your shares in “street name”, your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, under applicable rules, your custodian will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. The approval of the Nasdaq Proposal is a “non-routine” item on which a custodian does not have discretionary authority to vote. Accordingly, if you do not give instructions to your custodian with respect to the Nasdaq Proposal, or if your custodian does not exercise its discretionary authority with respect to the Nasdaq Proposal, your shares will be treated as “broker non-votes” on these particular matters. In other words, broker non-votes are shares with respect to which a custodian does not receive voting instructions from the beneficial holder and does not have or exercise discretionary authority in voting on a proposal. For more information on the effect of a broker non-vote, see “What are the effects of abstentions and broker non-votes?”

Q:     Is there a list of stockholders entitled to vote at the Special Meeting?

A:     The complete list of stockholders of record entitled to vote at the Special Meeting will be available during the Special Meeting at [www.virtualshareholdermeeting.com/STCN2023]. The list will also be available for 10 days prior to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m. Eastern Time, at our principal executive offices at 590 Madison Avenue, 32nd Floor, New York, New York 10022. If you are interested, please contact Jennifer Golembeske at investorrelations@steelconnectinc.com or (212) 520-2300.

We encourage you to give instructions promptly to your custodian to vote “FOR” the Nasdaq Proposal and the other recommended proposals by using the voting instruction card provided to you by your custodian.

Q:     What are the effects of abstentions and broker non-votes?

A:     Abstentions and broker non-votes will be considered shares present and entitled to vote for the purpose of determining whether a quorum exists. With respect to the Nasdaq Proposal, abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the Reverse/Forward Stock Split Proposal, abstentions and broker non-votes, if any, have the same effect as a vote “AGAINST” the proposal. With respect to the Adjournment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal and broker non-votes will be disregarded and have no effect on the outcome of the vote.

Q:     Can I revoke or change my vote after I submit my proxy?

A:     Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a stockholder of record, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail to the address set forth above) or by providing a signed letter of revocation to the Legal Department of the Company, at the principal executive offices of the Company, 590 Madison Avenue, 32nd Floor, New York, New York 10022, which must be received before the closing of the polls at the Special Meeting on [•] 2023 at [•] Eastern Time. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by virtually attending the Special Meeting and electronically voting your shares. Note that simply attending the Special Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in “street name”, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether over the Internet, by phone or by mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Q:     Who will count the votes?

A:     The inspector of elections appointed for the Special Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes for each proposal.

INFORMATION RELATED TO THE TRANSACTION

Background of the Entry into the Transfer and Exchange Agreement

The following chronology summarizes key events and contacts that led to the signing of the Transfer and Exchange Agreement and the Stockholders’ Agreement and the issuance of the Series E Preferred Stock to Steel Partners in exchange for the contribution of the Exchanged Shares. This chronology does not purport to catalogue every conversation among the Strategic Planning Committee, members of our management or the Strategic Planning Committee’s representatives and other parties with respect to the issuance of the Series E Preferred Stock to Steel Partners in exchange for the contribution of the Exchanged Shares and the related transactions.

Prior to February 11, 2013, Steel Partners and certain of its affiliates began to purchase shares of Company Common Stock for investment purposes. On February 11, 2013, the Company and Steel Partners entered into an Investment Agreement pursuant to which Steel Partners invested $30,000,000 into the Company in exchange for 7,500,000 shares of Company Common Stock and warrants to purchase up to 2,000,000 shares of Company Common Stock. After the issuance of these shares, Steel Partners and its affiliates owned approximately 29.99% of the outstanding shares of the Company.

On December 15, 2017, the Company entered into a Preferred Stock Purchase Agreement with SPH Group Holdings LLC, an affiliate of Steel Partners, pursuant to which the Company issued 35,000 shares of Series C Preferred Stock to SPH Group Holdings LLC for an aggregate purchase consideration of $35.0 million and the Company repurchased the warrant for $100 and terminated the warrant. The Company used a portion of these funds to complete its acquisition of IWCO Direct Holdings Inc. After the issuance of these shares, Steel Partners and its affiliates owned approximately 52.3% of the outstanding shares of the Company.

On February 27, 2018, the Company changed its name from ModusLink Global Solutions, Inc. to “Steel Connect, Inc.” On February 28, 2019, the Company borrowed $14.9 million from SPH Group Holdings LLC in exchange for a 7.50% Convertible Senior Note due 2024 in connection with a refinancing transaction to refinance the Company’s then-outstanding 5.25% Convertible Senior Notes due 2019 that were then held by SPH Group Holdings LLC.

In August 2018, the Company engaged a financial advisor to assist in the potential sale of ModusLink including identifying, evaluating and contacting potential purchasers with respect to such a sale (the “ModusLink Sale Process”). Over the course of 2019, 2020, 2021, and into 2022, the Company engaged in multiple processes and discussions to sell its ModusLink business, including in response to several inbound inquiries received by the Company about a potential transaction involving ModusLink. However, none of these inquiries resulted in formal proposals or progressed beyond preliminary discussions.

In 2019, this process resulted in seven indications of interest (two from potential strategic buyers and five from potential financial buyers), in addition to informal interest from an eighth potential buyer (“Company X”) that was interested in only acquiring a portion of the ModusLink business. Company X, a strategic party, was advised that the Company was not interested in divesting only a portion of ModusLink at that time. After performing further due diligence, the potential strategic buyers (aside from Company X) withdrew from the ModusLink Sale Process and three of the potential financial buyers submitted letters of intent. The letters of intent were based on valuations of $20 million and below, which the Company determined to be insufficient. The Company then abandoned the ModusLink Sale Process and the financial advisor was authorized to ask Company X to submit a proposal for evaluation. The Company and Company X remained in periodic contact thereafter; however, Company X did not submit a transaction proposal at that time.

On November 19, 2020, Warren G. Lichtenstein delivered a letter on behalf of Steel Partners to the Board setting forth a non-binding proposal to acquire all of the shares of Company Common Stock not already owned by Steel Partners or its affiliates for a combination of cash and Steel Partners’ 6% Series A Preferred Units, implying a value per share of Company Common Stock in the range of $0.65 to $0.72 per share. This proposal was conditioned upon the approval of a special committee composed of independent directors, as well as the affirmative vote of the holders of a majority of the shares of the Common Stock not owned by Steel Partners and its Affiliates (which we refer to as the “Majority of the Minority Condition”). On November 20, 2020, the Board held a meeting to discuss this proposal and, after discussion and deliberation, the Board established a special committee of independent and disinterested directors (the “Special Committee”), consisting of Maria U. Molland and Renata Simril, to consider this proposal and alternative transactions.

In October 2021, Company X contacted the Company to restart discussions regarding a potential transaction involving ModusLink. On November 25, 2021, Company X submitted an indication of interest to the Company, seeking to acquire 100% of ModusLink for a purchase price of $70 million. The Company’s management promptly updated the Board, including the Special Committee, of the indication of interest, while the Company discussed the indication of interest directly with Company X. On March 4, 2022, Company X provided an indication of interest, proposing a purchase price for ModusLink of $80 million (inclusive of cash on the balance sheet). Company X ultimately withdrew this indication of interest.

Between November 20, 2020 and June 12, 2022, the Special Committee negotiated with Steel Partners with respect to its proposal and considered alternative transactions to enhance stockholder value. Over the course of these negotiations, the Special Committee and its advisors met on many occasions to discuss the proposal from Steel Partners. During these meetings, the Special Committee and its advisors discussed the challenges facing the Company’s two business segments and the potential for continued declines in outlook. The Special Committee and its advisors also discussed the benefits of reaching out to potential alternative buyers, but noted that it would be highly unlikely that any third parties would have interest in a potential acquisition of the Company because of Steel Partners’ controlling position in the Company and its stated unwillingness to sell its shares of Company Common Stock to any third party, as well as the composition and outlook of the Company. The Special Committee also noted that prior attempts to sell ModusLink and to recapitalize the entire Company had been unsuccessful, despite outreach to a broad universe of parties.

Ultimately, and after multiple rounds of negotiations on price and terms, the Special Committee recommended a cash merger transaction pursuant to which Steel Partners would acquire all shares of Common Stock not owned by Steel Partners and its affiliates for a purchase price of $1.35 per share and a contingent value right that would entitle stockholders to additional cash if ModusLink was sold for more than $80 million following the transaction. This transaction was conditioned upon the Majority of the Minority Condition. On June 12, 2022, the Company, Steel Partners and SP Merger Sub, Inc., a wholly owned subsidiary of Steel Partners signed a definitive merger agreement (the “Merger Agreement”).

The detailed reasons that supported the recommendation of the Special Committee and additional background for the execution of the Merger Agreement were included in a definitive proxy statement that was filed by the Company with the SEC on August 23, 2022.

The Merger Agreement included a go-shop provision which permitted the Company and its subsidiaries to solicit proposals from third parties for alternative transactions and Steel Partners agreed to approve any transaction offered during the go-shop period that was more favorable to the stockholders. During the go-shop period, at the direction of the Special Committee, representatives of Houlihan Lokey contacted and/or held discussions with 33 third-parties to gauge their interest in pursuing a potential transaction with the Company. Of the 33 parties contacted by representatives of Houlihan Lokey, 27 formally passed and five parties did not respond to the outreach. Company X was contacted by representatives of Houlihan Lokey during the go-shop period and indicated that it was not interested in pursuing a transaction with the Company.

The Company called a meeting of its stockholders for September 30, 2022. On September 30, 2022, the Company adjourned its special stockholders meeting in order to provide additional time to solicit proxies from its stockholders in order to satisfy the Majority of the Minority Condition. The Company adjourned the special stockholders meeting again on October 14, 2022, and October 28, 2022, to provide additional time to solicit proxies from its stockholders in order to satisfy the Majority of the Minority Condition. On November 15, 2022, Steel Partners, following the failure of the Company to satisfy the Majority of the Minority Condition, terminated the Merger Agreement. As a result of this termination, the Special Committee terminated the services of its advisors, and on December 13, 2022, the Board dissolved the Special Committee.

After the termination of the Merger Agreement, the Company continued to operate as a stand-alone publicly traded company, focused on its ModusLink business, which continued to face customer concentration risk and other headwinds. The Company remained vulnerable to going-concern risks in the future if it were unable to refinance its existing convertible notes upon exercise of the Series C Preferred Stock put right or if there was an unexpected decrease in free cash generation from micro and macro-economic impacts. Steel Partners continued to play a role in the operations of the Company pursuant to its Management Services Agreement. In connection with this role, Steel Partners continued to consider possible strategic transactions and/or corporate actions for the Company to enhance stockholder value and reduce expenses. In connection therewith, Steel Partners indicated that it was willing to consider a transaction with the Company if the Board indicated that it desired to pursue such a transaction. Accordingly, between the termination of the Merger Agreement and the end of December 2022, Steel Partners identified a number of strategic transactions for consideration by the Company, including a stock-for-equity merger transaction between Steel Partners and the Company.

In order to allow strategic transactions to be considered by disinterested directors, on January 10, 2023, the Board resolved to form the Strategic Planning Committee composed entirely of independent directors, and appointed Maria U. Molland, Renata Simril, and Jeffrey Wald as its voting members and Jeffrey Fenton as a non-voting observing member.

The Board further resolved to delegate to the Strategic Planning Committee the power and authority, among other matters, to consider and review potential strategic transactions and consider whether a proposed transaction should be pursued by the Company, to select and retain, at the Company’s expense, independent financial advisors, legal counsel, and other advisors as it deemed appropriate, and to make any recommendations to the Board that the Strategic Planning Committee deemed appropriate. The Board further resolved that it would not approve or recommend to the stockholders of the Company a transaction with Steel Partners or any alternative transaction without the prior favorable recommendation of the Strategic Planning Committee. The authority granted to the Strategic Planning Committee included the authority to engage in discussions and negotiations with Steel Partners as well as third parties relating to a potential transaction and to consider and structure refinancing, recapitalization and other stand-alone actions and/or transactions, such as a “Deregistration Transaction” meaning a transaction involving delisting the Company Common Stock on Nasdaq and thereafter suspending the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On January 10, 2023, the Strategic Planning Committee met to discuss its mandate and process, including the process for engaging a legal advisor and financial advisor. After discussion and deliberation, the Strategic Planning Committee approved the selection of Dentons US LLP (“Dentons”) as legal counsel to the Strategic Planning Committee after confirmation that Dentons continued to be free from any conflicting relationships with Steel Partners or the Company and based on its experience representing special committees, including the Company’s Special Committee during its prior strategic process. The Strategic Planning Committee also elected Maria U. Molland to serve as its chairperson and Renata Simril to serve as its vice-chairperson.

At this meeting, representatives of Dentons reviewed with the Strategic Planning Committee various legal matters, including the fiduciary duties of directors relevant in the context of consideration of strategic transactions, including potential transactions with a related party that is also a controlling stockholder of the Company. The Strategic Planning Committee discussed the importance of engaging an independent financial advisor and the protocol to select such advisor.

On January 19, 2023, the Strategic Planning Committee, along with representatives from Dentons, held a meeting to discuss the qualifications of potential candidates to serve as the Strategic Planning Committee’s independent financial advisor. This protocol included requiring each potential financial advisor to identify any potential conflicts that may arise from any relationships between the financial advisor and the Company or Steel Partners or its affiliates. The Strategic Planning Committee and representatives of Dentons agreed to contact potential financial advisors and to work towards scheduling a series of financial advisor presentations and interviews. At this meeting, the Strategic Planning Committee also discussed the importance of reviewing financial projections alongside the consideration of any potential strategic transaction, and its initial outreach to Company management to receive updated financial projections.

After the January 19, 2023 meeting, the Strategic Planning Committee met with three potential financial advisors and discussed their qualifications and fee proposals. The Strategic Planning Committee focused on two potential advisors that the Strategic Planning Committee determined to be qualified and free from any conflicts that would prevent them from acting as independent financial advisors to the Strategic Planning Committee and negotiated potential fees with these two advisors.

On February 2, 2023, the Strategic Planning Committee, along with representatives of Dentons, held a meeting to discuss a proposal to engage Houlihan Lokey to represent the Strategic Planning Committee based on Houlihan Lokey’s expertise in special committee representations, its broad industry knowledge, its competitive fee structure and its prior representation of the Special Committee. The Strategic Planning Committee determined to engage Houlihan Lokey and asked Dentons and Houlihan Lokey to finalize a proposed engagement letter. Later in the month of February, the Strategic Planning Committee, the Company, and Houlihan Lokey entered into an engagement letter providing for the engagement of Houlihan Lokey as financial advisor to the Strategic Planning Committee. The terms of such engagement are described in more detail in the section entitled “Special Factors — Opinion of Houlihan Lokey Capital, Inc., Financial Advisor to the Strategic Planning Committee.”

On February 3, 2023, members of the Strategic Planning Committee, along with representatives of Dentons and Houlihan Lokey, met with management of Steel Partners and representatives from its advisors, Greenberg Traurig, LLP (“Greenberg Traurig”) and Imperial Capital, LLC (“Imperial Capital”), to discuss a number of potential strategic transactions and/or corporate actions that could be considered by the Strategic Planning Committee, including transactions with third parties, stand-alone transactions, including a Deregistration Transaction, refinancings and potential transactions with Steel Partners.

On February 6, 2023, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the process to be undertaken by the Strategic Planning Committee and next steps. During this call, Dentons discussed the presentation it distributed to the Strategic Planning Committee on fiduciary duties. After discussion with its advisors, the Strategic Planning Committee directed its financial advisor to undertake a preliminary financial analysis of the Company and directed its advisors to assist in the review of certain potential strategic alternatives, including not effecting any strategic transaction, refinancings and debt or equity issuances with third parties, sales or a spin-off of the ModusLink business or other assets, strategic transactions with Steel Partners, a delisting process, a Deregistration Transaction and other potential transactions. The Strategic Planning Committee also agreed that certain of its members would speak to Company management regarding outreach to potential lenders so that the Strategic Planning Committee could consider potential refinancing proposals from third parties. The Strategic Planning Committee also discussed with and directed its advisors to undertake a preliminary review of Steel Partners to facilitate the Strategic Planning Committee and its advisors evaluating any proposal which provided for the issuance of Steel Partners equity in exchange for Company securities. The Strategic Planning Committee also noted various risks in preserving the status quo, including the various challenges and possible headwinds faced by the Company’s operating business and the pending maturity of the Company’s 7.50% senior convertible promissory note due 2024 held by Steel Partners (the “Convertible Note”).

During February 2023, representatives of Houlihan Lokey met with representatives of Company management on multiple occasions regarding the performance, outlook and management financial projections relating to ModusLink and the Company, as well as matters related thereto. Also during February 2023, representatives of Houlihan Lokey met with representatives of Imperial Capital and Company management on several occasions to discuss Steel Partners, the Company management’s analysis of the Company’s net operating losses (“NOLs”) and potential strategic transactions between Steel Partners and the Company. At the request of the Strategic Planning Committee, representatives of Houlihan Lokey communicated to representatives of Imperial Capital that any stock-for-equity merger between the Company and Steel Partners would need to involve the issuance of Steel Partners common units to the Company stockholders. Imperial Capital expressed Steel Partners’ perspective that the Steel Partners market price did not reflect its view of its business. During this time period, representatives of Houlihan Lokey and Dentons continually updated the chairperson of the Strategic Planning Committee on new developments and the results of relevant conversions among the advisors to the Strategic Planning Committee, the Company, and Steel Partners.

Also during February 2023, members of the Strategic Planning Committee met with the Company’s management and Steel Partners’ management to discuss potential extensions to the maturity and/or required repayment dates of debt obligations of the Company to Steel Partners to help improve the Company’s balance sheet and extend its cash runway while the Strategic Planning Committee considered strategic transactions. The Strategic Planning Committee and Company management expressed a concern that absent such extensions or a debt refinancing transaction, the Company would be required to include a going-concern footnote in its financial statements and this could have a material and negative impact on its relationship with existing and potential customers and suppliers.

On February 16, 2023, during a conversation between management of Steel Partners and the chairperson of the Strategic Planning Committee and their respective financial advisors, Steel Partners proposed a strategic transaction for consideration by the Strategic Planning Committee in which Steel Partners would contribute its equity interests in a certain material operating business to the Company, in addition to the Exchanged Shares, in exchange for additional equity interests in the Company, in order to allow the Company to strengthen its balance sheet, access capital and diversify its business (the “Initial Contribution Proposal”).

On February 20, 2023, the chairperson of the Strategic Planning Committee sent a list of information requests to representatives of the Company and Steel Partners related to the evaluation by the Strategic Planning Committee and its advisors of the Initial Contribution Proposal.

On February 24, 2023, Steel Partners sent representatives from Houlihan Lokey a NOL study with respect to Section 382 of the Code that was prepared by KPMG US LLP (“KPMG”), as advisors to Steel Partners (the “Initial Section 382 Study”) that included an analysis of the number of common stock equivalent shares that could be issued by the Company to Steel Partners without triggering a limitation on the Company’s use of its NOLs.

On February 28, 2023, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the pathway and potential timeline of the various strategic alternatives being reviewed by the Strategic Planning Committee. Representatives of Houlihan Lokey provided an update on the information received from ModusLink and Company managements with respect to ModusLink and the Company. Representatives of Houlihan Lokey also provided an update on recent discussions with Company management regarding potential debt refinancing sources and terms, potential lenders to be contacted, and Houlihan Lokey’s perspectives on additional outreach to Company X in connection with a potential sale of ModusLink that had been made pursuant to the prior direction of the Strategic Planning Committee. Representatives of Houlihan Lokey also described the results of discussions with a global leader in financial services to engage in a complex structured transaction with the Company. This global leader in financial services had engaged in preliminary discussions in connection with the 2022 Special Committee process; however, representatives of Houlihan Lokey conveyed that it declined to re-engage with the Company or its advisors at this time. The Strategic Planning Committee also discussed the Initial Section 382 Study received from representatives of Steel Partners. In discussing a potential financing transaction, the Strategic Planning Committee also noted that the Company could not raise a meaningful amount of cash from a third party through new equity without triggering a limitation on the Company’s use of its NOLs under Section 382 of the Code. The Strategic Planning Committee discussed the Initial Contribution Proposal, including the benefits to the Company of balance sheet support, access to new capital (in an amount and on terms that would not otherwise be made available to the Company in the current market environment) and diversification of the platform from the contributed assets, as well as potential issues that would need to be addressed in connection with such a transaction. Representatives of Houlihan Lokey discussed potential considerations relating to the assets proposed to be contributed by Steel Partners, financial information that would be required to evaluate the Initial Contribution Proposal and the need for clarity on Company management’s view of how these transactions might impact the Company’s NOLs as well as the potential for engaging an accounting firm to provide additional advice to the Strategic Planning Committee. Representatives of Dentons subsequently agreed to have Dentons review the Initial Section 382 Study to provide guidance to the Strategic Planning Committee and its advisors.

Also on February 28, 2023, representatives of Dentons and Houlihan Lokey attended a call with the Company’s management and litigation counsel to discuss the current status of the Reith v. Lichtenstein class and derivative action lawsuits in the Delaware Chancery Court (the “Reith litigation”) and to explore potential deal mechanics to isolate the value of the litigation from any strategic transaction between the Company and Steel Partners, and to ensure that the minority stockholders are able to receive benefits of any settlement or other resolution of the litigation based on their current ownership.

On March 1, 2023, representatives of Dentons and Houlihan Lokey held a call to discuss the Initial Section 382 Study. Also on March 1, 2023, the chairperson of the Strategic Planning Committee discussed the Initial Contribution Proposal in more detail with management of Steel Partners. At the request of the parties, representatives of Houlihan Lokey and Imperial Capital also attended the discussion. During this conversation, the parties discussed additional details regarding the terms of the Initial Contribution Proposal, valuation of the potential assets proposed to be contributed to the Company and the equity interests to be issued by the Company in exchange for the contributed assets. They also discussed the status of an updated outlook for ModusLink. Finally, they discussed the prior proposals regarding extension of maturity on the outstanding Convertible Note. After this call, the chairperson of the Strategic Planning Committee updated all members of the Strategic Planning Committee and its advisors on the status of the discussions and next steps for its consideration of the Initial Contribution Proposal.

On March 3, 2023, representatives of Houlihan Lokey and the chairperson of the Strategic Planning Committee attended a management presentation regarding the principal assets proposed to be contributed by Steel Partners in exchange for additional equity in the Company. Representatives of Imperial Capital were also in attendance.

On March 6, 2023, representatives of Dentons and Greenberg Traurig attended a conference call to discuss the Initial Contribution Proposal, legal documentation to be prepared and issues to be resolved for this type of transaction. Later on March 6, 2023, representatives of Dentons and Houlihan Lokey attended a conference call with KPMG to discuss the Initial Section 382 Study prepared by KPMG.

Also on March 6, 2023, representatives of Steel Partners proposed an amendment to the Convertible Note to extend the maturity date of the Note from March 1, 2024 to September 1, 2024 in exchange for two required prepayments of $1,000,000 each and payment of an additional amendment fee in the amount of $149,000. On March 13, 2023, ModusLink and Umpqua Bank entered into an amendment to the ModusLink revolving credit facility to extend the expiration date of the facility to March 31, 2025 and to allow ModusLink to upstream additional cash to the Company.

On March 8, 2023, members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the status of the strategic alternatives review by the Strategic Planning Committee. Representatives from Houlihan Lokey reviewed preliminary financial perspectives relating to the Company and certain strategic alternatives and also provided an update on the status of discussions with Company X with respect to the potential sale of ModusLink based on prior direction from the Strategic Planning Committee. The Strategic Planning Committee and its advisors then discussed developments relating to the Initial Contribution Proposal, including the Steel Partners assets that could be contributed, considerations relating to how to value those assets and additional information required to complete financial analysis, including management financial projections related to the material operating business proposed to be contributed to the Company. The Strategic Planning Committee also discussed concerns about the risks, challenges, and possible headwinds facing ModusLink, as well as the potential for a decline in its future outlook, including due to customer concentration risk which could present, going-concern challenges and challenges regarding the Company’s ability to service its debt. Finally, at this meeting, representatives of Dentons updated the Strategic Planning Committee on its discussions related to isolating the value of the Reith litigation from any transaction with Steel Partners.

On March 9, 2023, the Board held a meeting, which was attended by the members of the Strategic Planning Committee. During this meeting, the Board approved the entry by the Company into the amendment to the Convertible Note issued to Steel Partners on the terms previously negotiated by the Company (under the review of the Strategic Planning Committee) and Steel Partners.

On March 10, 2023, representatives of Steel Partners provided to representatives of Houlihan Lokey financial projections related to the material operating business proposed to be contributed to the Company. On March 14, 2023, the Strategic Planning Committee and representatives of Houlihan Lokey and Dentons attended a meeting with management of Steel Partners, Imperial Capital and Greenberg Traurig. During this meeting, the parties discussed recent challenges faced by the industry of the material operating business proposed to be contributed to the Company, and the potential delay from preparing financial statements for this business that would be required in the Company’s SEC filings. The parties discussed the terms of the Initial Contribution Proposal and considered whether a transaction to provide the Company with balance sheet support, access to capital and platform diversification could be effected without this business by transferring the Exchanged Shares held by Steel Partners, either alone or with certain real estate assets and/or industrial assets owned by Steel Partners. Steel Partners management proposed that a Deregistration Transaction following any potential contribution, pursuant to which the Company would delist and cease to be an SEC reporting company may help accelerate the completion of an asset contribution transaction by eliminating certain requirements related to preparation of financial statements. The parties discussed the process for effecting a Deregistration Transaction, the implications, benefits and detriments of such a transaction and if this path would be in the best interests of the unaffiliated stockholders of the Company. The Strategic Planning Committee also considered the rationale of a Deregistration Transaction, both on a stand-alone basis and as a part of a two-step transaction that would be preceded by the Initial Contribution Proposal currently being discussed.

On March 15, 2023, the chairperson of the Strategic Planning Committee and members of Steel Partners management continued the discussion regarding the potential contribution transaction and a potential Deregistration Transaction. The chairperson updated the members of the Strategic Planning Committee on this conversation and the next steps to be discussed with the Strategic Planning Committee to determine if the Strategic Planning Committee should be pursuing any of these strategic alternatives.

On the same day, Dentons sent the Strategic Planning Committee a memorandum describing the process for effecting a Deregistration Transaction, the benefits, implications and risks of a Deregistration Transaction and examples of companies that had effected a Deregistration Transaction and their trading performance on the over-the-counter markets after deregistration.

On March 16, 2023, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the status of the discussions between the Strategic Planning Committee’s advisors and Steel Partners’ advisors regarding a contribution transaction and related strategic alternatives. The Strategic Planning Committee discussed in detail the proposed contribution of the material operating business and the Exchanged Shares and valuation issues with respect to this business. In particular, the Strategic Planning Committee was of the view that Steel Partners’ valuation of the assets was too high, and that it could not recommend a transaction at the valuation proposed by Steel Partners. The Strategic Planning Committee also discussed the Deregistration Transaction and whether this would help facilitate and accelerate the contribution transaction along with the benefits and risks of a Deregistration Transaction.

On March 17, 2023, representatives of Houlihan Lokey held a call with senior executives of the material operating business proposed to be contributed to the Company regarding its business and operations. Representatives of Steel Partners and Imperial Capital were also in attendance. Also on the same day, Dentons sent the Strategic Planning Committee a transaction timeline for the potential contribution transaction. On that same day, representatives of Dentons and Greenberg Traurig discussed certain legal aspects of the potential contribution transaction.

On March 20, 2023, members of Steel Partners management reached out to the chairperson of the Strategic Planning Committee and proposed that, given the disagreement regarding valuation of the material operating business proposed to be contributed to the Company, it would be prudent to focus only on a contribution of Exchanged Shares and to terminate discussions of including the material operating business as part of the contributed assets. The Steel Partners representatives explained that Steel Partners advisors had concluded that Steel Partners could effect the contribution of the Exchanged Shares without other assets in a tax-free exchange within the meaning of Section 351 of the Code.

On March 22, 2023, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss a revised contribution proposal contemplating the contribution of the Exchanged Shares held by Steel Partners in exchange for equity in the Company, which proposal included a Deregistration Transaction and did not include governance protections for the minority stockholders. The Strategic Planning Committee and its advisors discussed that despite the simplified structure, the proposed transaction could achieve the intended benefits for the Company of balance sheet support, access to capital and platform diversification. The Strategic Planning Committee and its advisors discussed a number of considerations, including (i) the economic terms, (ii) pro forma access to capital and strategic plans therein and (iii) the need for minority protections to give minority stockholders the ability to benefit from potential value creation associated with a transaction. In addition, the Strategic Planning Committee discussed the potential inclusion of a Deregistration Transaction as a step in the proposed transaction and determined to reject this proposal unless Steel Partners could convince the Strategic Planning Committee that this would benefit the minority stockholders. The Strategic Planning Committee directed its advisors to prepare a term sheet consistent with its discussions, along with discussion materials in preparation for discussions with Steel Partners.

At the March 22, 2023 meeting, representatives of Houlihan Lokey provided an update on the status of discussions with Company X with respect to the potential sale of ModusLink and noted that Company X had declined to reengage with the Company or its advisors at this time. Members of the Strategic Planning Committee also updated the Strategic Planning Committee and its advisors on discussions with potential third party financing sources and advised that none of the parties contacted had indicated that they would be willing to undertake a due diligence of review of the Company or provide a term sheet for a financing at this time.

On March 23, 2023, a subset of the Strategic Planning Committee met with representatives of Dentons and Houlihan Lokey to further discuss economic and other terms for inclusion in the term sheet, as well as talking points in preparation for discussions with Steel Partners relating to the requested terms. Also on March 23, 2023, Steel Partners provided the Strategic Planning Committee’s advisors with an updated Section 382 study prepared by KPMG on the impact of the Company’s NOLs through the proposed contribution of the Exchanged Shares in exchange for equity in the Company.

On March 26, 2023, representatives of Houlihan Lokey shared preliminary discussion materials regarding the modified proposed contribution of the Exchanged Shares with the Strategic Planning Committee in preparation for the Strategic Planning Committee’s anticipated discussions with Steel Partners.

Also on March 26, 2023, the chairperson of the Strategic Planning Committee shared a term sheet with Steel Partners that described a potential transaction involving the contribution of the Exchanged Shares to the Company for 139.2 million shares of Company Common Stock that would result in Steel Partners holding 80% of the Company following the transaction, along with various minority stockholders protections that would restrict Steel Partners from taking the Company private or effecting a Deregistration Transaction for a certain period of time after closing without the approval of a committee consisting of only independent members of the Company’s board.

On March 27, 2023, Greenberg Traurig shared an updated term sheet with Dentons that included a number of changes, including the addition of a reverse stock split, a proposal to value the Exchanged Shares based on a closing price prior to the closing of the proposed transaction, and several proposed changes that reduced some of the minority stockholder protections proposed by the term sheet prepared by the Strategic Planning Committee.

On March 28, 2023, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the revised term sheet proposed by Steel Partners in advance of a conference call with Steel Partners to review the same. During this call, Steel Partners expressed a desire to include a Deregistration Transaction as a step in the proposed contribution transaction and indicated that the Strategic Planning Committee’s positions on economic terms and minority protections were unacceptable. Steel Partners expressed that, absent some movement on the part of the Strategic Planning Committee, it would abandon the proposal. The members of the Strategic Planning Committee expressed significant reservations with a Deregistration Transaction and indicated that such a condition would be unacceptable, as the Strategic Planning Committee had not identified any compelling or other value-enhancing reasons to support it in connection with a transaction with Steel Partners. The Strategic Planning Committee indicated that it could potentially agree to economic terms contemplating “at the market” prices for both the Company Common Stock and the Exchanged Shares but needed to secure minority protections that helped support the minority stockholders’ ability to capture value creation resulting from the proposed transaction. The parties discussed potential capital access plans, the potential risk for costs of liquidating the Exchanged Shares relative to the current stock price of the Exchanged Shares (which Steel Partners characterized as highly limited) and related considerations.

On March 29, 2023, Dentons shared an updated term sheet with Greenberg Traurig that included a number of changes. The changes included a provision to price the transaction using “at the market” prices for both the Company Common Stock and Exchanged Shares subject to a review of the market prices prior to signing of definitive documentation and bring-down diligence related to ModusLink and the Company. The changes reinserted several of the minority stockholder protections that Steel Partners had resisted against and extended such protections for up to three years, based on the insistence of the Strategic Planning Committee that these protections were critical to the transaction and that a deal likely could not move forward without them. The revised term sheet also included a mechanism to make the Company whole if the potential trading discounts, costs and state taxes were to detract from the value of the Exchanged Shares. Lastly, the revised term sheet removed a Deregistration Transaction as a potential second step in the transaction by subjecting a Deregistration Transaction to approval by an independent committee.

On March 30, 2023, representatives of Dentons and Greenberg Traurig held a conference call to discuss the revised term sheet. On the same day, the Strategic Planning Committee met with representatives of Dentons and Houlihan Lokey, at which time, representatives of Dentons updated the Strategic Planning Committee with respect to the discussions with Greenberg Traurig regarding the term sheet, including the minority stockholder protections and economic provisions. The Strategic Planning Committee and its advisors again discussed the possibility of considering a transaction with economic terms based on at-the-market pricing of both the Company Common Stock and Exchanged Shares, but requiring minority protections to support the ability of the minority stockholders to capture value creation upside potentially resulting from the transaction.

On March 31, 2023, representatives of Greenberg Traurig shared an updated term sheet with representatives of Dentons that included revisions to, among other things, fix prices at $1.10 and $57.00 for the Company Common Stock and Exchanged Shares, respectively, and modify the minority protections to limit transactions requiring independent committee approval to a merger between a parent company and its substantially owned subsidiary without the approval of stockholders (referred to as a “short-form merger”) or going private transaction prior to August 15, 2025 and certain other limitations on related party transactions and a Deregistration Transaction.

On April 1, 2023, representatives of Dentons shared an updated term sheet with Greenberg Traurig that included a number of modifications, including providing that any reverse stock split would require board approval, proposing that deal economics would be based on pricing of the Company shares based on a 30-day volume-weighted average closing price (“VWAP”) and Exchanged Shares based on a 3% discount to 30-day VWAP, in each case immediately prior to execution of definitive documentation, and that the minority stockholder protections would last for only 30 months with no sunset date for a short-form merger.

Between April 2, 2023 and April 4, 2023, Steel Partners management held calls with the chairperson of the Strategic Planning Committee and discussed the revised term sheet. Steel Partners management expressed frustration with the Strategic Planning Committee’s positions on both economic terms and minority protections and proposed some concessions on the governance terms but in return proposed changes to the economic terms to apply a substantial discount to the Company stock price and include a proposed rights offering for all of the Company’s minority stockholders.

On April 4, 2023, Imperial Capital sent a revised term sheet to representatives of Houlihan Lokey which provided for economic terms based on a 1% discount to the 30-day VWAP of Exchanged Shares and a valuation for the Company’s Common Stock at $0.70 per share, as well as a rights offering based on $0.70 per share. The revised term sheet provided for minority protections through January 1, 2025.

Also on April 4, 2023, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the revised proposal. Members of the Strategic Planning Committee determined that this proposal was not acceptable and directed the Strategic Planning Committee’s advisors to communicate this position to Steel Partners and to clarify to Steel Partners that the Strategic Planning Committee would not be interested in pursuing a transaction which discounted the Company’s securities relative to their market price. The chairperson of the Strategic Planning Committee informed Steel Partners that it intended to cease negotiations so long as Steel Partners continued to pursue the deal terms contemplated by the revised proposal and that it would refocus on other potential strategic alternatives absent a meaningful shift in value. On April 6, 2023, the chairperson of the Strategic Planning Committee sent a revised term sheet to Steel Partners which provided for economic terms based on a price for the Company Common Stock based on its 30-day VWAP and for the Exchanged Shares based on a 1% discount to its 30-day VWAP (subject to certain confirmatory diligence) in each case prior to signing. The revised term sheet provided for minority stockholder protections through January 1, 2026, with no sunset date on a short-form merger.

On April 7 and April 8, 2023 Steel Partners management and the chairperson of the Strategic Planning Committee held discussions during which Steel Partners management indicated that Steel Partners would not agree to the economic and governance terms in the Strategic Planning Committee’s prior proposal given the downside risks Steel Partners would face due to increased economic exposure to the ModusLink platform. Steel Partners management indicated that the parties would need to propose a solution to address this concern or otherwise abandon the proposed transaction.

Between April 7, 2023 and April 9, 2023, the chairperson of the Strategic Planning Committee and representatives of Dentons and Houlihan Lokey discussed potential solutions, including that any further economic downside protections would need to be accompanied by longer-dated minority protections to support the minority stockholders’ ability to capture potential value creation upside in a transaction. During the same period, representatives of Imperial Capital and Houlihan Lokey discussed a new Steel Partners’ proposal to provide Steel Partners with downside protection associated with ModusLink’s operations, to be implemented by the issuance of convertible preferred stock.

On April 8, 2023, a member of the Strategic Planning Committee provided Company management with suggestions on additional potential financing sources and requested that the Company reach out to these third parties to discuss financing the Company to refinance its debt or add additional borrowing capacity.

On April 10, 2023, members of the Strategic Planning Committee and its financial and legal advisors held a conference call with Steel Partners management and its financial and legal advisors to discuss the revised proposal. During this call, Steel Partners expressed its desire to use convertible preferred stock of the Company which would be redeemable in the future to bridge the gap on deal terms and the parties discussed this proposal.

On April 11, 2023, the Strategic Planning Committee and its legal and financial advisors discussed the status of term sheet negotiations with Steel Partners. The Strategic Planning Committee discussed that it was not willing to recommend approval of any transaction involving the issuance of a structured security with a redemption feature or cash dividend. The Strategic Planning Committee also reiterated the importance of minority protections to support the minority stockholders’ ability to capture potential value creation from the transaction.

On the same day, representatives of Imperial Capital and Houlihan Lokey discussed a new Steel Partners proposal which would provide issuance by the Company of redeemable, convertible preferred stock with a liquidation preference based on the stock price of the Exchanged Shares (undiscounted), a fixed cash dividend per annum, redemption at the option of the holder and a conversion feature based on the Company stock price (no premium or discount). At the direction of the Strategic Planning Committee, representatives of Houlihan Lokey subsequently communicated to Imperial Capital that the Strategic Planning Committee would not be willing to recommend approval of a transaction involving issuance of a security with a redemption feature or dividend. Later, on April 11, 2023, representatives of Greenberg Traurig and Dentons also discussed this revised proposal.

On April 12, 2023, Greenberg Traurig shared an updated term sheet with Dentons that provided for the issuance of non-redeemable preferred stock that would be convertible into Company Common Stock upon stockholders’ approval. These terms would allow the parties to immediately close the transaction and seek stockholder approval after closing in accordance with Nasdaq requirements to allow the preferred stock to convert into Company Common Stock, among other things. The proposal did not contemplate any dividends for the preferred stock aside from participation in common stock dividends. The revised term sheet proposed pricing using 30-day VWAP for the Company and a market price for Exchanged Shares. The revised terms also reflected movement in the Strategic Planning Committee’s desired direction on governance terms,. On April 12, 2023, representatives of Greenberg Traurig confirmed a few open questions on the term sheet and sent a revised draft to clarify the questions.

On April 13, 2023, certain members of the Strategic Planning Committee held calls with representatives of Dentons and Houlihan Lokey to discuss the revised term sheet. The Strategic Planning Committee determined that this proposal was generally acceptable, given that the minority protections supported the minority stockholders’ ability to participate in potential value upside from the transaction, and that the parties should make a few cleanup changes and proceed to definitive agreements. On April 13, 2023, Dentons sent Greenberg Traurig a revised term sheet that reflected the parties’ most recent discussions.

On April 15, 2023, representatives of Greenberg Traurig shared initial drafts of the Transfer and Exchange Agreement, Stockholders’ Agreement and Certificate of Designations, Rights and Preference for the Series E Preferred Stock with representatives of Dentons, along with other ancillary transaction documents to evidence the transfer of the Exchanged Shares to the Company and the issuance of the Series E Preferred Stock to Steel Partners.

On the same day, the members of the Strategic Planning Committee along with representatives of Dentons and Houlihan Lokey, held a meeting to discuss the proposed final term sheet, the next steps and transaction timeline. Representatives of Houlihan Lokey provided an update on ModusLink’s recent financial results and the status of Houlihan Lokey’s preliminary financial analysis and Dentons presented to the Strategic Planning Committee on their fiduciary duties.

Between April 15, 2023 and April 28, 2023, representatives of Dentons and Greenberg Traurig shared numerous revised drafts of the Transfer and Exchange Agreement, Stockholders’ Agreement the Certificate of Designations and ancillary agreements and documents. During this time period, representatives of Steel Partners and the chairperson of the Strategic Planning Committee continued to discuss the final prices to be used to value the Exchanged Shares and the Company Common Stock issuable upon conversion of the Series E Preferred Stock. There were a number of disagreements between representatives of Steel Partners and the Strategic Planning Committee on what constituted an “at-the-market” price, partially due to the Company Common Stock having traded as low as $0.93 per share during this period. However, on April 27, 2023, Steel Partners and the Strategic Planning Committee agreed on a price of $1.10 for the Company Common Stock, based on the average closing price of Company Common Stock for the 30 day period ending on April 21, 2023, and $56.53 for Exchanged Shares, based on the closing price of Aerojet shares on April 21, 2023. During this period, the Strategic Planning Committee and representatives of Steel Partners also agreed upon a final construct for the minority stockholder protections and the other non-economic terms of the transaction.

On April 28, 2023, representatives from Dentons and Houlihan Lokey and the chairperson of the Strategic Planning Committee met with Glen Kassan, a Board member affiliated with Steel Partners, for the purpose of informing Mr. Kassan of the material terms of the transaction summary prepared by Dentons, the lengthy and comprehensive process by which economic and other terms were negotiated for the transfer and exchange and the fiduciary duties of directors in the context of a stock issuance transaction with a controlling stockholder. Also on the same day, management of the Company provided a member of the Strategic Planning Committee with an update on the status of conversations with third party lenders regarding financing for the Company. Company management indicated that they had reached out to 11 potential financing sources, including commercial lenders, hedge funds and alternative financing sources and that 10 of the 11 had either passed on the opportunity or not responded and that one bank had indicated that they could undertake due diligence, but would likely not be in a position to provide any materially greater financing capacity than that what was already being made available to the Company by its existing third party lender. This information was reported to the Strategic Planning Committee and its advisors.

At a meeting of the Strategic Planning Committee on April 30, 2023, representatives of Dentons reviewed with the members of the Strategic Planning Committee, and Glen Kassan, their fiduciary duties in the context of a stock issuance transaction with a controlling stockholder. Representatives of Dentons then summarized the principal terms and conditions of the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations as well as certain related transaction agreements. After this presentation on principal terms and fiduciary duties, Glen Kassan recused himself from the meeting, and at the request of the Strategic Planning Committee, a representative of Houlihan Lokey then reviewed and discussed its financial analyses of the proposed Transaction. Thereafter, at the request of the Strategic Planning Committee, Houlihan Lokey orally rendered its opinion to the Strategic Planning Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Strategic Planning Committee dated April 30, 2023), to the effect that, as of such date and based on and subject to various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion, the Transferred Shares to be received by the Company in exchange for the Equity Consideration in the Transaction pursuant to the Transfer and Exchange Agreement are fair to the Company from a financial point of view. Following discussion, the Strategic Planning Committee unanimously (1) determined that the terms of the Transfer and Exchange Agreement, Stockholders’ Agreement and the Series E Certificate of Designations are fair to and in the best interests of the Company and the stockholders (other than Steel Partners and its affiliates), (2) recommended to the Board that the Board adopt resolutions approving and declaring advisable the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations and the transactions contemplated thereby and (3) recommended to the Board that the Board recommend that the holders of capital stock of the Company entitled to vote, vote for the Nasdaq Proposal. After the Strategic Planning Committee made the determinations outlined above, at the direction of the Strategic Planning Committee, representatives of Houlihan Lokey and Dentons, as well as the chairperson of the Strategic Planning Committee, had a separate call with Glen Kassan, where representatives of Houlihan Lokey provided an informational overview of its financial analyses that were earlier provided to the Strategic Planning Committee.

In the evening of April 30, 2023, the Board held a meeting to consider the approval of the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations and the transactions contemplated thereby. The Strategic Planning Committee delivered its recommendation to the Board and, following the Strategic Planning Committee recommendation and its own deliberations, the Board, among other things, acting in part on the recommendation of the Strategic Planning Committee (1) determined that the terms of Transfer and Exchange Agreement, the Stockholders’ Agreement and the Series E Certificate of Designations are fair to and in the best interests of the Company and its stockholders, (2) approved and declared advisable the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations and the transactions contemplated thereby and (3) recommended that the holders of capital stock of the Company entitled to vote, vote for the Nasdaq Proposal.

Later that day on April 30, 2023, the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations and the other ancillary transaction documents were executed by the Company, Steel Partners and certain of its affiliates, as applicable.

On May 1, 2023, prior to the opening of trading on the U.S. public stock markets, the Company issued a press release announcing the execution of the Transfer and Exchange Agreement, the Stockholders’ Agreement and, on that same date the closing of the Transaction was effected.

Reasons for the Transaction; Recommendation of the Strategic Planning Committee; Recommendation of the Board; Fairness of the Transaction

As described in the section entitled “— Background of the Transaction”, above, the Board duly established the Strategic Planning Committee and delegated to it the power and authority, among other things, (1) to consider, evaluate, and review the merits of any proposed transaction in connection with a strategic alternative; (2) to assess, review, and advise the Board regarding any and all alternatives to a transaction which may be available to the Company to enhance stockholder value (including, without limitation, soliciting competing bids from third parties) and to recommend potential transactions for approval by the Board as well as the terms and conditions for each transaction; (3) to consider whether a proposed transaction should be pursued by the Company and, if necessary or appropriate, recommended to its stockholders; to review and make recommendations to the Board and the holders of the Company Common Stock with respect to specific strategic situations that the Strategic Planning Committee deems appropriate, including, without limitation, business combinations and mergers, recapitalization transactions, restructurings of the Company’s debt, equity, and business, or other strategic initiatives; (4) to negotiate, or supervise the negotiation, on behalf of the Company the terms and conditions of strategic transactions, particularly in situations where management and/or stockholders of the Company are interested or otherwise have conflicts of interest; (5) to communicate with such persons with respect to any strategic transaction as the Strategic Planning Committee determines would be appropriate and in the best interests of the Company; (6) to respond to any communications, inquiries, or proposals regarding any strategic transaction; to consult with and/or advise management in connection with discussions and/or negotiations concerning potential terms and conditions of any proposed transaction; and (7) to consider such other matters as may be deemed appropriate from time to time by the Strategic Planning Committee and perform such other duties and responsibilities as may be assigned by the Board to the Strategic Planning Committee from time to time.

The Strategic Planning Committee, acting with the advice and assistance of its independent legal and financial advisors, evaluated and negotiated (i) the Transfer and Exchange Agreement, (ii) the Stockholders’ Agreement, (iii) the Series E Certificate of Designations and (iv) other Transaction Documents and the Transaction, and after careful consideration, at a meeting of the Strategic Planning Committee held on April 30, 2023, the Strategic Planning Committee, among other things, unanimously adopted resolutions:

•        determining that the terms of the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Series E Certificate of Designations and the other Transaction Documents are advisable, fair to, and in the best interests of the Company and the holders of capital stock of the Company (other than Steel Partners, the Exchanging Parties and their affiliates);

•        determining that the terms of the Nasdaq Proposal are advisable, fair to, and in the best interests of the Company and the holders of capital stock of the Company (other than Steel Partners the Exchanging Parties and their affiliates);

•        recommending that the Board (i) adopt resolutions approving, adopting and declaring advisable the Transaction Documents and the Transaction; (ii) declare that the Transaction Documents and the Transaction are fair to, and in the best interests of, the Company and the holders of capital stock of the Company (other than Steel Partners, the Exchanging Parties and their affiliates); (iii) authorize and approve entry into the Transaction Documents and the Transaction, on the terms set forth in the Transaction Documents; and (iv) call and hold the Special Meeting to consider the Nasdaq Proposal and recommend that the holders of capital stock of the Company entitled to vote, vote to approve the Nasdaq Proposal at such meeting; and

•        recommending that the holders of capital stock of the Company entitled to vote at the Special Meeting approve the Nasdaq Proposal.

Based in part upon the Special Planning Committee’s recommendations, at a meeting of the Board held on April 30, 2023, the Board, among other things, unanimously adopted resolutions:

•        approving, adopting and declaring advisable the Transaction Documents and the Transaction; (ii) declaring that the Transaction Documents and the Transaction are fair to, and in the best interests of, the Company and the holders of capital stock of the Company (other than Steel Partners, the Exchanging Parties and their affiliates); (iii) authorizing and approving entry into the Transaction Documents and the Transaction, on the terms set forth in the Transaction Documents; and (iv) calling the Special Meeting to consider the Nasdaq Proposal and recommending that the holders of capital stock of the Company entitled to vote, vote to approve the Nasdaq Proposal at such meeting; and

•        recommending that the holders of capital stock of the Company entitled to vote at the Special Meeting approve the Nasdaq Proposal.

Accordingly, the Board recommends that you vote “FOR” the Nasdaq Proposal at the Special Meeting.

In considering the recommendations of the Board with respect to the Nasdaq Proposal, you should be aware that executive officers and directors of the Company have certain interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Strategic Planning Committee, consisting entirely of independent directors, and the Board was aware of these interests and considered them, among other matters, in evaluating the Transfer and Exchange Agreement and the transactions contemplated thereby and in making its decision to recommend that the Board approve and declare advisable the Transfer and Exchange Agreement and the other Transaction Documents. For more information about these interests, refer to the section entitled “— Interests of the Company’s Directors and Executive Officers in the Transaction” beginning on page 39. The Strategic Planning Committee and the Board believe that the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction are fair to and in the best interest of the Company and the unaffiliated stockholders.

The Strategic Planning Committee engaged its own independent legal and financial advisors and received advice throughout the negotiations from such advisors. Since the members of the Strategic Planning Committee are disinterested with respect to the transactions and independent of, and not affiliated with Steel Partners and its affiliates or any affiliate of Steel Partners, the Strategic Planning Committee believed that it could effectively represent the interests of the Company’s unaffiliated stockholders in negotiating the terms of the Transfer and Exchange Agreement, Stockholders’ Agreement and the transactions contemplated thereby, and in making its decision to recommend that the Board approve and declare advisable the Transaction and the Nasdaq Proposal.

In evaluating the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction and making the decisions, determinations and recommendations described above, the Strategic Planning Committee and the Board considered the following potentially positive factors, which are not presented in any relative order of importance:

•        certain factors related to the Company’s business, financial condition and results of operations, and the Company’s prospects and plans, including the reviews undertaken by, and understandings of, the Strategic Planning Committee and the Board with respect to (i) the Company’s business, operations, assets, financial condition, earnings, ownership structure, management, strategy, competitive position, current, historical and projected financial performance, prospects and plans, as well as the associated risks involved in achieving such forecasts, prospects and plans; (ii) economic and market conditions and trends, as well as the challenges and uncertainty surrounding such conditions and trends, both on a historical and prospective basis, in the near term and the long term; and (iii) historical information regarding market prices, volatility and trading activity with respect to the Company Common Stock and market prices with respect to other industry participants and general market indices;

•        the fact that through the transfer of the Exchanged Shares, the Company will have access to immediate capital that can be used to service debt, pursue strategic acquisitions and investments in key technology that leverage the know-how of Company management and serve to increase the scale of the platform and streamline operations, and for working capital and general corporate purposes;

•        access to capital that the Company can use to diversify its business and increase operating flexibility, including at ModusLink, which faces operating challenges, due in part to meaningful customer concentration risk, strengthen its balance sheet and access more attractive financing in the future;

•        the financial terms of the Series E Preferred Stock, and the fact that if the Company were to undertake a similarly sized equity capital raise in the public markets or in a private placement, such raise, if possible, would likely involve a discount to the Company’s stock price and result in additional dilution to holders of Company Common Stock, as well as in potential limitations on the Company’s ability to use its NOLs;

•        difficulties the Company has faced in obtaining financing from more traditional financing sources despite its consistent outreach to these sources, especially in light of the high costs of financing in the current economic environment generally;

•        the fact that the prior sales process for the ModusLink business did not result in any actionable interest from third parties (other than Company X which ultimately withdrew its proposal and ended discussions and declined to re-engage when proactively contacted earlier this year), and the go-shop process in connection with the Merger resulted in no proposals, limiting the strategic options available to the Company;

•        the fact that the Company will continue to exist as a public company and the Company’s stockholders will continue to own shares of capital stock of the Company and will not forego an opportunity to continue to participate in any potential future growth and value increase of the Company;

•        the ability of the Company to more effectively compete for business that requires a demonstration of substantial capital resources;

•        the fact that the Strategic Planning Committee had a broad mandate to consider a wide range of strategic alternatives, and did in fact consider such strategic alternatives alongside its examination of the Transaction, including maintaining the status quo, a refinancing/recapitalization, a sale of the ModusLink business, and various transactions with Steel Partners, among others;

•        the risk that if the Company did not enter into the Transaction now, it may not have another opportunity to do so or find a comparable opportunity that is as beneficial to the Company’s stockholders, and the belief of the Strategic Planning Committee that continuing with the strategic alternative review process was unlikely to result in a transaction that is more beneficial to the Company’s stockholders than offered by the current Transaction;

•        the fact that owning the Exchanged Shares will allow the Company to eliminate its going-concern risk and be able to service its debt, including the Convertible Note that matures in 2024 and the Series C Convertible Preferred Stock that is redeemable at the option of the holder at any time, and the potential risk of liquidation, dissolution and/or bankruptcy proceedings if the Company did not affect the Transaction;

•        the ability of the Company to potentially realize the benefits of its NOL carryforwards through successful new investment of the substantial capital resources;

•        the fact that the conversion price for the Series E Preferred Stock is fixed at $1.10, which is based on to the 30-day average closing price of the Company Common Stock as of Friday, April 21, 2023 which reflects a premium to the price of the Company Common Stock as of the business day immediately preceding the date of the Transfer and Exchange Agreement;

•        the entry into the Stockholders’ Agreement, which puts protections in place to ensure that the unaffiliated stockholders of the Company will not be disenfranchised through Steel Partners’ increased ownership position in the Company, and the other terms of the Stockholders’ Agreement, including with respect to post-consummation governance and other restrictions imposed on Steel Partners and its affiliates;

•        the fact that under the Stockholders’ Agreement, the approval of the Independent Audit Committee (as defined herein) or Disinterested Audit Committee (as defined herein) will be required to carry out certain transactions prior to applicable sunset dates, ensuring that Steel Partners and its affiliates cannot use its controlling position in the Company to unilaterally take certain actions;

•        the fact that the Stockholders’ Agreement ringfences the value of the Reith litigation and allows the unaffiliated stockholders to disproportionately participate in any distribution of the net proceeds from any settlement or resolution of the litigation;

•        the fact that the Company was able to immediately close the Transaction upon entering into the Transfer and Exchange Agreement and effect the contribution of the Exchanged Shares to the Company, eliminating any execution risk for the Transaction;

•        the fact that no third party approval was required to complete the Transaction;

•        the prospect of retaining and motivating management through increased opportunity and growth potential;

•        the beliefs of the Strategic Planning Committee and the Board that the Transaction represents the best transaction reasonably available for the Company’s unaffiliated stockholders in light of the foregoing factors, among other things;

•        that the Strategic Planning Committee and the Board, with the assistance of their respective independent legal and other advisors, had considered other potential value creating options and considered the risks and uncertainties associated with such alternatives, and each respectively formed the view that no other alternatives were reasonably likely to create greater value for the Company’s unaffiliated stockholders than the Transaction, taking into account the alternatives reasonably available to the Company and the risk of execution, as well as business, competitive, industry and market risks;

•        the beliefs of the Strategic Planning Committee and the Board that, after the extensive negotiations conducted by the Strategic Planning Committee, with the assistance of experienced independent legal and financial advisors, the Company obtained the best terms under the Transaction, pursuant to a thorough process and that further negotiations would have created a risk of causing Steel Partners to abandon the Transaction altogether or materially delay the entry into definitive transaction agreements with respect to the Transaction;

•        the reviews undertaken by the Strategic Planning Committee and the Board of the Transaction Documents and the structure of the Transaction, including, among others, the specific financial and other terms and conditions set herein;

•        the scope of representations, warranties and covenants being made by the Company, Steel Partners and the Exchanging Parties under the Transfer and Exchange Agreement;

•        the financial analysis reviewed by Houlihan Lokey with the Strategic Planning Committee as well as the oral opinion of Houlihan Lokey rendered to the Strategic Planning Committee on April 30, 2023 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Strategic Planning Committee dated April 30, 2023), as to the fairness, from a financial point of view, to the Company, and as of such date of such opinion, of the Exchanged Shares to be received by the Company in exchange for the 3,500,000 shares of Series E Preferred Stock in the transaction pursuant to the Transfer and Exchange Agreement, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by Houlihan Lokey in connection with the preparation of its opinion. See “Opinion of Houlihan Lokey Capital, Inc., Financial Advisor to the Strategic Planning Committee”;

•        the beliefs of the Strategic Planning Committee and the Board that they were fully informed about the extent to which the interests of Steel Partners and its affiliates in the Transaction differ from those of the unaffiliated stockholders; and

•        the fact that Steel Partners and the SP Investors, who collectively and beneficially held approximately 52.6% of the voting power of the Company’s outstanding capital stock as of May 2, 2023, have agreed to vote their shares of Common Stock and Series C Preferred Stock in favor of the Nasdaq Proposal pursuant to the Voting Agreement.

In evaluating the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction, and making the decisions, determinations and recommendations described above, the Strategic Planning Committee and the Board considered a number of procedural safeguards that they believed were and are present to ensure the fairness of the transactions, and to permit the Strategic Planning Committee to represent effectively the interests of the Company’s unaffiliated stockholders. These procedural safeguards include the following, which are not presented in any relative order of importance:

•        the mandate of the Strategic Planning Committee to consider a broad range of strategic alternatives, as discussed above;

•        that the Strategic Planning Committee was formed prior to any consideration of the Transfer and Exchange Agreement, the Stockholders’ Agreement and the Transaction;

•        that the Strategic Planning Committee consists entirely of directors who are independent of, and not affiliated with, Steel Partners and its affiliates and who are not members of the Company’s management;

•        that the members of the Strategic Planning Committee are disinterested with respect to the Transaction and had no financial interest in the Transaction different from, or in addition to, the Company’s unaffiliated stockholders generally (other than as described in “— Interests of Steel Connect’s Directors and Executive Officers in the Transaction” beginning on page 39);

•        that the members of the Strategic Planning Committee were adequately compensated for their services and that their compensation was in no way contingent on their approving the Transfer and Exchange Agreement and taking the other actions described in this proxy statement in the section entitled “Interests of Steel Connect’s Directors and Executive Officers in the Transaction — Compensation of the Strategic Planning Committee” on page 40;

•        that the Strategic Planning Committee had exclusive authority to decide whether or not to proceed with a transaction with Steel Partners or any alternative thereto, subject to the Board’s approval of such transactions;

•        that the Strategic Planning Committee retained and was advised by its own experienced and independent legal and financial advisors;

•        that the Strategic Planning Committee had the power and authority, among other things, to (1) consider whether or not it was in the best interests of the Company and the unaffiliated stockholders to engage in discussions and/or negotiations relating to a potential transaction with Steel Partners, (2) engage in such discussions and/or negotiations relating to all terms and conditions of a potential transaction with Steel Partners (financial or otherwise), (3) consider and review potential alternatives to a transaction with Steel Partners, (4) consult with and/or advise management in connection with discussions and/or negotiations concerning potential terms and conditions of a potential transaction with Steel Partners, (5) interview, select and retain, at the Company’s expense, such financial advisors, legal counsel and other advisors as the Strategic Planning Committee deems appropriate, including an investment bank to deliver a fairness opinion, if requested by the Strategic Planning Committee, in connection with a potential transaction with Steel Partners, (6) establish the terms of engagement of each such advisor and (7) make any recommendations to the Board concerning a potential transaction with Steel Partners that the Strategic Planning Committee deemed appropriate;

•        that the Board was not permitted to approve or recommend to the Company’s stockholders a transaction with Steel Partners or any alternative transactions without the prior favorable recommendation of the Strategic Planning Committee;

•        that the Strategic Planning Committee had no obligation to recommend any transaction, including a transaction with Steel Partners, and that the Strategic Planning Committee had the authority to reject any proposals made by Steel Partners or any other person;

•        that the Strategic Planning Committee, together with its independent financial and legal advisors, conducted a process involving deliberations over a period of time, to consider: (1) potential alternatives to the proposed transaction with respect to the Company; and (2) the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction;

•        that the terms of the Transfer and Exchange Agreement were the product of extensive negotiations between the Strategic Planning Committee and its legal and financial advisors, on the one hand, and Steel Partners and its affiliates and legal and financial advisors, on the other hand;

•        the various terms of the Stockholders’ Agreement that are intended to help ensure that the unaffiliated stockholders have an opportunity to realize the potential benefits of the Transaction and that Steel Partners cannot unilaterally take certain actions following the Transaction without the oversight and approval of the Independent Audit Committee or Disinterested Audit Committee, as applicable;

•        the fact that the Stockholders’ Agreement cannot be amended, and as such, the governance provisions set forth therein cannot be repealed, without the approval of the Independent Audit Committee or Disinterested Audit Committee, as applicable; and

•        that the Strategic Planning Committee made its evaluation of the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction, based upon the factors discussed in this proxy statement and with the full knowledge of the interests of Steel Partners and its affiliates in the Transaction.

In evaluating the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction, and making the decisions, determinations and recommendations described above, the Strategic Planning Committee and the Board also considered the following potentially negative factors and risks, which are not presented in any relative order of importance:

•        the dilution to current stockholders resulting from the issuance of the Series E Preferred Stock (and underlying shares of Company Common Stock) in the Transaction;

•        the ownership by Steel Partners and its affiliates of a significant proportion of the Company’s outstanding equity securities following the Transaction, and its ability to impact the makeup of the Company Board and management as a result therefrom;

•        the risk of the market price of the Exchanged Shares declining before the Company is able to sell or borrow against its position, which may result in the Company not having as much capital as expected to pursue the business objectives outlined above;

•        the amount of state and local taxes that may become payable if the Exchanged Shares are sold, which in turn may have a material impact on the Company’s cash position;

•        the perpetual term of the Series E Preferred Stock and the inability of the Company to force a conversion of the Series E Preferred Stock or repurchase the Series E Preferred Stock;

•        if the Series E Preferred Stock is not converted into Company Common Stock, the fact that the Series E Preferred Stock will have a liquidation preference equal to $58.1087 per share and an aggregate liquidation preference equal to $203,380,450 that the Company must repay in full upon any liquidation or dissolution of the Company before other stockholders will be entitled to receive any payment (as discussed in more detail in the summary of the Series E Certificate of Designations beginning on page 52);

•        whether Steel Partners’ and its affiliates’ influence as a result of the Transaction may discourage other third parties or potential investors from engaging with the Company;

•        the fact that the Company may not be able to utilize the anticipated capital resulting from the transfer of the Exchanged Shares as intended or create attractive returns on any investment, and that the Company Board and management is authorized to deploy the capital without the prior approval of the Strategic Planning Committee, Independent Audit Committee or Disinterested Audit Committee (except to the extent such uses conflict with any terms of the Stockholders’ Agreement);

•        the fact that if the market price of the Company Common Stock increases as a result of the Transaction or otherwise, the Company will still be obligated to convert the Series E Preferred Stock (if the Nasdaq Proposal is approved and the Holder so elects to convert) at a price of $1.10 per share, which, at the time of conversion, may represent a discount to the then-current market price;

•        the fact that the sunset dates under the Stockholders’ Agreement expire after a certain period of time, which would allow Steel Partners and its affiliates to effect certain transactions without the approval of the unaffiliated stockholders;

•        the possible effects of the consummation of the Transaction, including the potential for suits, actions or proceedings in respect of the Transaction;

•        the risk of incurring substantial expenses related to the Transaction, including in connection with any litigation that may arise in the future;

•        that the Company’s directors, officers and employees have expended extensive efforts to complete the Transaction, and will expend additional efforts to obtain the approval of the Nasdaq Proposal, and such persons have experienced and will experience significant distractions from their work and that the Company has incurred and will incur substantial costs in connection with the Transaction; and

•        the understanding that the Company’s executive officers and directors have certain interests in the Transaction that may be different from, or in addition to, the interests of the Company’s stockholders generally (as discussed under “— Interests of Steel Connect’s Directors and Executive Officers in the Transaction” beginning on page 39).

The Strategic Planning Committee and the Board concluded that, overall, the potentially positive factors outweighed the uncertainties, risks and potentially negative factors relevant to the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction. Accordingly, the Strategic Planning Committee and the Board determined that the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction are advisable, fair to, and in the best interests of, the Company and the unaffiliated stockholders.

Accordingly, the Board recommends that you vote “FOR” the Nasdaq Proposal at the Special Meeting.

The foregoing discussion is not exhaustive, but is intended to summarize the material information and factors considered by the Strategic Planning Committee and the Board in their consideration of the Transfer and Exchange Agreement, the Stockholders’ Agreement, the other Transaction Documents and the Transaction. The Strategic Planning Committee and the Board reached the decision to approve the entry into the Transfer and Exchange Agreement, the Stockholders’ Agreement and the other Transaction Documents and recommend the approval of the Nasdaq Proposal by the Company’s stockholders in light of the factors described above that the Strategic Planning Committee and the Board believed were appropriate. In view of the variety of factors and the quality and amount of information considered, the Strategic Planning Committee and the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations. In addition, each of the members of the Strategic Planning Committee and the Board may have given different weight to different factors. The Strategic Planning Committee and the Board conducted an overall review of the factors described above, including thorough discussions with the Company’s management and their respective legal and financial advisors, and considered the factors overall to be favorable to, and to support, their decisions, determinations and recommendations. It should be noted that this explanation of the reasoning of the Strategic Planning Committee and the Board and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Concerning Forward-Looking Information” beginning on page 41.

Opinion and Financial Analysis of the Financial Advisor to Strategic Planning Committee

Summary — Opinion of the Financial Advisor to Strategic Planning Committee

On April 30, 2023, Houlihan Lokey Capital, Inc., which we refer to as Houlihan Lokey, verbally rendered its opinion to the Strategic Planning Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Strategic Planning Committee dated April 30, 2023), as to the fairness, from a financial point of view, to the Company, and as of the date of such opinion, of the Exchanged Shares to be received by the Company in exchange for the Equity Consideration in the Transaction, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by the Houlihan Lokey in connection with the preparation of its opinion. At the direction of the Strategic Planning Committee, for purposes of Houlihan Lokey’s analyses and opinion, Houlihan Lokey assumed that the Exchanged Shares constituted cash equivalents and will yield net, after-tax proceeds of at least $203.4 million. With the Strategic Planning Committee’s consent, for purposes of Houlihan Lokey’s analyses and opinion, Houlihan Lokey did not specifically ascribe value to the terms of the Series E Preferred Stock that may have differed from the attributes of the Company Common Stock.

Houlihan Lokey’s opinion was directed solely to the Strategic Planning Committee (in its capacity as such) and only addressed the fairness, from a financial point of view and as of such date, of the Exchanged Shares to be received by the Company in exchange for the Equity Consideration in the Transaction pursuant to the Transfer and Exchange Agreement and did not address any other aspect or implication of the Transaction or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex E to this proxy statement and describes certain of the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Strategic Planning Committee, the Board, any security holder of the Company or any other person as to how to act or vote with respect to any matter relating to the Transaction. See “The Transaction — Opinion of the Financial Advisor to the Strategic Planning Committee.”

The Transaction — Opinion of the Financial Advisor to the Strategic Planning Committee.

On April 30 2023, Houlihan Lokey Capital, Inc., which we refer to as Houlihan Lokey, verbally rendered its opinion to the Strategic Planning Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Strategic Planning Committee dated April 30, 2023), as to the fairness, from a financial point of view, to the Company, and as of the date of such opinion, of the Exchanged Shares to be received by the Company in exchange for the Equity Consideration in the Transaction, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by the Houlihan Lokey in connection with the preparation of its opinion. At the direction of the Strategic Planning Committee, for purposes of Houlihan Lokey’s analyses and opinion, Houlihan Lokey assumed that the Exchanged Shares constituted cash equivalents and will yield net, after-tax proceeds of at least $203.4 million. With the Strategic Planning Committee’s consent, for purposes of Houlihan Lokey’s analyses and opinion, Houlihan Lokey did not specifically ascribe value to the terms of the Series E Preferred Stock that may have differed from the attributes of the Company Common Stock.

Houlihan Lokey’s opinion was directed solely to the Strategic Planning Committee (in its capacity as such) and only addressed the fairness, from a financial point of view and as of such date, of the Exchanged Shares to be received by the Company in exchange for the Equity Consideration in the Transaction pursuant to the Transfer and Exchange Agreement and did not address any other aspect or implication of the Transaction or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex E to this proxy statement and describes certain of the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Strategic Planning Committee, the Board, any security holder of the Company or any other person as to how to act or vote with respect to any matter relating to the Transaction.

In arriving at its opinion, Houlihan Lokey, among other things:

•        reviewed the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Certificate of Designations, the Voting Agreement and certain related documents;

•        reviewed certain publicly available business and financial information relating to the Company that Houlihan Lokey deemed to be relevant;

•        reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to Houlihan Lokey by the Company, ModusLink, its wholly-owned subsidiary, and the Strategic Planning Committee, including (a) financial projections, including with regard to cash flows, prepared by the management of ModusLink, in consultation with the management of the Company, and approved by the Strategic Planning Committee, relating to ModusLink for the fiscal years ending July 31, 2023 through July 31, 2026 (the “ModusLink Projections”), (b) financial projections prepared by the management of the Company, and approved by the Strategic Planning Committee, relating to the Company’s corporate costs for the fiscal years ending July 31, 2023 through

July 31, 2026 (the “Corporate Costs Projections”), and (c) certain forecasts and estimates prepared by the management of the Company, and approved by the Strategic Planning Committee, of the net operating losses of the Company to be utilized by the Company on a standalone basis (the “NOL Projections”, and together with the ModusLink Projections and the Corporate Costs Projections, the “Consolidated Projections”);

•        spoke with certain members of the management of ModusLink regarding the businesses, operations, financial condition and prospects of ModusLink and related matters;

•        spoke with certain members of the management of the Company regarding the businesses, operations, financial condition and prospects of the Company (including ModusLink), the Transaction and related matters;

•        compared the financial and operating performance of ModusLink with that of other public companies deemed to be relevant;

•        for illustrative purposes, considered publicly available financial terms of certain transactions deemed to be relevant;

•        reviewed the current and historical market prices and trading volume for the Company Common Stock and the common stock, par value $0.10 per share, of Aerojet, and the current and historical market prices and trading volume of the publicly traded securities of certain other companies deemed to be relevant; and

•        conducted such other financial studies, analyses and inquiries and considered such other information and factors deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, (a) management of ModusLink, management of the Company, and the Strategic Planning Committee advised Houlihan Lokey, and Houlihan Lokey assumed, that the ModusLink Projections had been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of ModusLink, management of the Company, and the Strategic Planning Committee as to the future financial results and condition of ModusLink, and (b) management of the Company and the Strategic Planning Committee advised Houlihan Lokey, and Houlihan Lokey assumed, that each of the Corporate Costs Projections and the NOL Projections had been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company and the Strategic Planning Committee. Houlihan Lokey assumed that the Consolidated Projections provided a reasonable basis on which to evaluate the Company and the Transaction and, with the Strategic Planning Committee’s approval, used and relied upon the Consolidated Projections for purposes of Houlihan Lokey’s analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the ModusLink Projections, the Corporate Costs Projections or the NOL Projections or the respective assumptions on which they are based. Houlihan Lokey relied upon and assumed, without independent verification, that there was no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company (including ModusLink) since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading. Houlihan Lokey was not provided with any financial projections for (a) the Company (after giving effect to the Transaction) prepared by the management of the Company or Steel Partners or (b) Aerojet, prepared by the management of the Company, Steel Partners or Aerojet.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Transfer and Exchange Agreement, the Stockholders’ Agreement, the Certificate of Designations, the Voting Agreement and all other related documents and instruments that are referred to therein were true and correct, (b) each party to all such agreements and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction would be satisfied without waiver thereof, and (d) the Transaction would be consummated in a timely manner in accordance with the terms described in all such agreements and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey also assumed, with the consent of the Strategic Planning Committee, that the Transaction will qualify as a tax free transaction under Section 351 of the Internal Revenue Code of 1986, as amended. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Transaction would be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the Transaction, or the Company or any expected benefits of the Transaction that would be material to Houlihan Lokey’s analyses or opinion.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, Aerojet or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or Aerojet was or may be a party or was or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or Aerojet was or may be a party or was or may be subject. In reaching its conclusions in its opinion, with the agreement of the Strategic Planning Committee, Houlihan Lokey did not perform any financial analyses relating to Aerojet, or relating to the Company (after giving effect to the Transaction).

Houlihan Lokey was not requested to, and did not, (a) negotiate with third parties with respect to the Transaction, (b) identify or introduce to the Strategic Planning Committee or the Company, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transaction or (c) coordinate or facilitate due diligence efforts by third parties. Houlihan Lokey expressed no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events, including developments with respect to industry conditions, market conditions or regulatory actions, occurring or coming to Houlihan Lokey’s attention after the date its opinion, which, if different than as assumed, could have a material impact on Houlihan Lokey’s analyses or its opinion. As the Strategic Planning Committee was aware, the credit, financial and stock markets have been experiencing unusual volatility and Houlihan Lokey expressed no opinion or view as to any potential effects of such volatility on the Transaction, the Company, or Aerojet and its opinion did not purport to address potential developments in any such markets. Houlihan Lokey did not express any opinion as to what the value of the Exchanged Shares actually would be when acquired by the Company or at any other time, what the value of the Series E Preferred Stock actually would be when issued pursuant to the Transaction or at any other time, what the value of the Company Common Stock would be at any time or the price or range of prices at which the Exchanged Shares, the Series E Preferred Stock or the Company Common Stock may be purchased or sold, or otherwise be transferable, at any time.

Houlihan Lokey’s opinion was furnished for the use of the Strategic Planning Committee (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey has consented to the inclusion of its opinion as Annex E to this proxy statement. Houlihan Lokey’s opinion is not intended to be, and does not constitute, a recommendation to the Strategic Planning Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

Houlihan Lokey was not requested to opine as to, and the opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Strategic Planning Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Exchanged Shares, and the Equity Consideration to the extent expressly specified in Houlihan Lokey’s opinion), (iii) the terms of the Certificate of Designations, the Stockholders’ Agreement, or the Voting Agreement, (iv) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, (v) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (vi) the fairness of any portion or aspect of the Transaction to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vii) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (viii) how the Strategic Planning Committee, the Company, any security holder or any other party should act or vote with respect to any matter relating to the Transaction or otherwise, (ix) the solvency, creditworthiness or fair value of the Company, Steel Partners, Aerojet, or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (x) the appropriate capital structure of the Company or whether the Company should be issuing debt or equity securities or a combination of both, (xi) the dilutive or other effects of any portion or aspect of the Transaction on the existing security holders of the Company or the financial or other implications and effects of the Transaction or any related transaction on the Company or any other party (including, without limitation, any aspects relating to ongoing operations of the Company following the sale of the Exchanged Shares) or (xii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Exchanged Shares, Equity Consideration or otherwise. For the avoidance of doubt, Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address the terms of any stock split, reverse stock split, or similar transaction involving the Company Common Stock or any other class of securities of the Company, that the Company may engage in, in connection with, or following the announcement or consummation of the Transaction. In addition, for purposes of Houlihan Lokey’s analyses and opinion, Houlihan Lokey did not apply or give effect to any control premium, minority or illiquidity discounts or other premiums and discounts, including premiums or discounts that might be attributable to Steel Partners’ increased ownership and control of the Company after giving effect to the Transaction. Furthermore, no opinion, counsel or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It was assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Strategic Planning Committee, on the assessments by the Strategic Planning Committee, the Company and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company, Steel Partners, Aerojet and the Transaction or otherwise. The issuance of Houlihan Lokey’s opinion was approved by a committee authorized to approve opinions of this nature.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of the opinion. No company, transaction or business used in Houlihan Lokey’s analyses for comparative purposes (illustrative or otherwise) is identical to the Company, ModusLink or the proposed Transaction and an evaluation of the results of those analyses is not entirely mathematical. As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment. The estimates contained in the financial forecasts prepared by the managements of the Company and ModusLink and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the Strategic Planning Committee in evaluating the proposed Transaction. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the Equity Consideration or of the views of the Strategic Planning Committee or Company management with respect to the Transaction or the Equity Consideration. Under the terms of its engagement as financial advisor to the Strategic Planning Committee, neither Houlihan Lokey’s opinion nor any other advice or services rendered by it in connection with the proposed Transaction or otherwise, should be construed as creating, and Houlihan Lokey should not be deemed to have, any fiduciary duty to, or agency relationships with, any of the Strategic Planning Committee, the Company, security holders, creditors or other constituencies of the Company or any other person or entity. The type and amount of consideration payable in the Transaction were determined through negotiations between the Strategic Planning Committee and Steel Partners, and the decision to enter into the Transfer and Exchange Agreement was solely that of the Strategic Planning Committee and the Board.

Financial Analyses

In preparing its opinion to the Strategic Planning Committee, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses are readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Strategic Planning Committee on April 30, 2023. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:

•        Enterprise Value — generally, the value as of a specified date of the relevant company’s equity market value plus debt outstanding, preferred stock and minority interests and less cash and cash equivalents, based on reported fully-diluted shares; and

•        Adjusted EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization, as adjusted for certain non-recurring items, for a specified time period.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing price of the common stock of the selected companies listed below as of April 27, 2023. The estimates of the future financial performance of the selected companies listed below were based on certain publicly available research analyst estimates for those companies.

Selected Companies Analysis.    Houlihan Lokey reviewed certain data for selected companies, with publicly traded equity securities, that Houlihan Lokey deemed relevant.

The financial data reviewed included:

•        For illustrative purposes only, Enterprise Value as a multiple of latest 12 months (“LTM”) Adjusted EBITDA;

•        Enterprise Value as a multiple of estimated fiscal year 2023 (referring to the Company’s fiscal year ending July 31, 2023) Adjusted EBITDA; and

•        Enterprise Value as a multiple of estimated fiscal year 2024 (referring to the Company’s fiscal year ending July 31, 2024) Adjusted EBITDA

The selected companies included the following:

•        Celestica Inc.

•        CJ Logistics Corporation

•        Deutsche Post AG

•        FedEx Corporation

•        Flex Ltd.

•        GXO Logistics, Inc.

•        Jabil Inc.

•        Kerry Logistics Network Limited

•        Kuehne + Nagel International AG

•        United Parcel Service, Inc.

•        Wincanton plc

The overall low to high Enterprise Value to LTM Adjusted EBITDA (for illustrative purposes only), fiscal year 2023 estimated Adjusted EBITDA and fiscal year 2024 estimated Adjusted EBITDA multiples (and median and mean multiples) observed for the selected companies were as follows:

Selected Companies	Low	High	Median	Mean
Enterprise Value/LTM Adjusted EBITDA (for illustrative purposes only)	3.5x	11.2x	6.5x	6.5x
Enterprise Value/FY 2023E Adjusted EBITDA	2.4x	10.8x	5.7x	6.2x
Enterprise Value/FY 2024E Adjusted EBITDA	2.5x	10.5x	5.3x	6.1x

Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 3.5x to 5.0x LTM Adjusted EBITDA (for illustrative purposes only), 3.5x to 5.0x fiscal year 2023 estimated Adjusted EBITDA and 3.5x to 5.0x fiscal year 2024 estimated Adjusted EBITDA in each case to corresponding financial data for ModusLink, and in the case of fiscal year 2023 estimated Adjusted EBITDA and fiscal year 2024 estimated Adjusted EBITDA based on the ModusLink Projections. The selected companies analysis (after taking into account the outstanding balance of ModusLink excess cash and cash equivalents as of March 31, 2023) indicated implied ModusLink equity value reference ranges of $98.2 million to $146.6 million based on the selected range of multiples of LTM Adjusted EBITDA (for illustrative purposes only), $85.4 million to $128.3 million based on the selected range of multiples of fiscal year 2023 estimated Adjusted EBITDA and $77.4 million to $116.9 million based on the selected range of multiples of fiscal year 2024 estimated Adjusted EBITDA. Houlihan Lokey then deducted the present value of corporate expenses based on the Corporate Costs Projections, added the present value of the NOLs based on the NOL Projections and incorporated the impact of the outstanding balances of corporate excess cash and cash equivalents, undiscounted cash proceeds expected to be received by the Company in connection with the sale of Tallan, Inc., IWCO subordinated note, convertible note payable, and Series C convertible preferred stock as of March 31, 2023 to arrive at implied equity value per share reference ranges of $1.03 to $1.78 per share of Company Common Stock based on the selected range of multiples of LTM Adjusted EBITDA (for illustrative purposes only), $0.82 to $1.48 per share of Company Common Stock based on the selected range of multiples of fiscal year 2023 estimated Adjusted EBITDA and $0.69 to $1.30 per share of Company Common Stock based on the selected range of multiples of fiscal year 2024 estimated Adjusted EBITDA, as compared to the Conversion Price.

Discounted Cash Flow Analysis.    Houlihan Lokey performed a discounted cash flow analysis of ModusLink by calculating the estimated net present value of the projected unlevered, free cash flows that ModusLink was forecasted to generate for the fiscal year ending July 31, 2023 through the fiscal year ending July 31, 2026 based on the ModusLink Projections. Houlihan Lokey calculated terminal values for ModusLink by applying a range of perpetuity growth rates of 0.0% to 2.0% to ModusLink’s fiscal year 2026 estimated unlevered, free cash flow. The net present values of the ModusLink’s projected future cash flows and terminal values were then calculated using discount rates ranging from 14.5% to 16.5%. The discounted cash flow analysis (after taking into account the outstanding balance of ModusLink excess cash and cash equivalents as of March 31, 2023) indicated an implied ModusLink equity value reference range of $97.7 million to $131.9 million. Houlihan Lokey then deducted the present value of corporate expenses based on the Corporate Costs Projections, added the present value of the NOLs based on the NOL Projections and incorporated the impact of the outstanding balances of corporate excess cash and cash equivalents, undiscounted cash proceeds expected to be received by the Company in connection with the sale of Tallan, Inc., IWCO subordinated note, convertible note payable, and Series C convertible preferred stock as of March 31, 2023 to arrive at an implied equity value per share reference range of $1.02 to $1.54 per share of Company Common Stock, as compared to the Conversion Price.

Other Information

Houlihan Lokey noted that it had actual data with respect to the potential sale of ModusLink (based on the prior processes that had been run to sell the ModusLink business) and believed that data to be more relevant than data observed in other transactions with respect to a selected transaction analysis. However, Houlihan Lokey believed it useful to provide additional data to the Strategic Planning Committee, and as a result it observed certain additional information that was not considered part of its financial analysis for its opinion but was noted for illustrative purposes, including, among other things, the following:

Illustrative Selected Transactions Analysis.    For illustrative purposes only, Houlihan Lokey considered certain financial terms of certain transactions involving target companies operating in the supply chain and third-party logistics services industry, whose business models and operations exhibit certain similarities to those of ModusLink (collectively, the “illustrative selected transactions”). Unless the context indicates otherwise, transaction values for the illustrative selected transactions analysis (shown for illustrative purposes only) (the “Transaction Values”) described below were calculated on an enterprise value basis based on the announced transaction equity price and other public information available at the time of the announcement.

The illustrative selected transactions and financial data (further described herein) were as follows:

Date Announced	Target	Acquiror
8/22/2022	TAGG Logistics, LLC	Hub Group, Inc.
3/25/2022	Intermodal Business of XPO Logistics, Inc.	STG Logistics, Inc.
2/20/2022	Clipper Logistics plc	GXO Logistics, Inc.
2/14/2022	Kane Logistics, Inc.	ID Logistics Group SA
12/22/2021	LF Logistics Holdings Limited	A.P. Møller – Mærsk A/S
12/13/2021	Whiplash Inc.	Ryder System, Inc.
9/10/2021	Echo Global Logistics, Inc.	The Jordan Company, L.P.
8/6/2021	B2C Europe Holding B.V.	A.P. Møller – Mærsk A/S
8/6/2021	Visible Supply Chain Management, LLC	A.P. Møller – Mærsk A/S
7/22/2021	Transplace Inc.	Uber Freight LLC
7/8/2021	Imperial Logistics Limited	DP World Limited
7/1/2021	Syncreon.Us Inc.	DP World Limited
6/30/2021	Quad Logistics Services, LLC	Mullen Group Ltd.
5/12/2021	Lasership, Inc.	American Securities LLC
4/27/2021	Agility Global Integrated Logistics	DSV Panalpina A/S
3/17/2021	AIT Worldwide Logistics Inc.	The Jordan Company, L.P.
12/9/2020	Ingram Micro Inc.	Platinum Equity, LLC
2/19/2020	Performance Team LLC	A.P. Møller – Mærsk A/S
1/28/2020	Prime Distribution Services, Inc.	C.H. Robinson Worldwide, Inc.
11/5/2018	CaseStack, Inc.	Hub Group, Inc.
2/17/2015	APL Logistics Ltd.	Kinetsu World Express, Inc.
12/15/2014	FedEx Supply Chain Distribution System, Inc.	FedEx Corporation
7/29/2014	New Breed Holding Company	XPO Logistics, Inc.

The financial data reviewed included Transaction Values as a multiple of LTM Adjusted EBITDA.

The overall low to high Transaction Value/LTM Adjusted EBITDA multiples (and median and mean multiples) observed for the illustrative selected transactions were as follows:

Illustrative Selected Transactions	Low	High	Median	Mean
Transaction Value/LTM Adjusted EBITDA	6.1x	20.0x	12.3x	11.8x

Taking into account the results of the illustrative selected transactions analysis, Houlihan Lokey applied a selected multiple range of 3.5x to 5.5x (for illustrative purposes only) to the fiscal year 2023 estimated Adjusted EBITDA for ModusLink based on the ModusLink Projections. The illustrative selected transactions analysis indicated an implied ModusLink equity value reference range (after taking into account the outstanding balance of ModusLink excess cash and cash equivalents as of March 31, 2023) of $85.4 million to $138.5 million based on the selected range of multiples of fiscal year 2023 estimated Adjusted EBITDA. Houlihan Lokey then deducted an estimate of hypothetical wind-down/severance cash outlays to liquidate the corporate entity per Company management, added the present value of the NOLs informed by, among other things, the NOL Projections and limitations on NOL usage pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, and incorporated the impact of the outstanding balances of corporate excess cash and cash equivalents, undiscounted cash proceeds expected to be received by the Company in connection with the sale of Tallan, Inc., IWCO subordinated note, convertible note payable, and Series C convertible preferred stock as of March 31, 2023 to arrive at an implied equity value per share reference range of $1.07 to $2.06 per share of Company Common Stock based on the selected range of multiples applied to fiscal year 2023 estimated Adjusted EBITDA (for illustrative purposes only), as compared to the Conversion Price.

Illustrative Equity Issuances Observations.    For illustrative purposes only, Houlihan Lokey reviewed certain pricing data for four selected categories of equity transactions related to issuances of convertible preferred stock and issuances of common stock, in each case relative to the issuer’s then-current common stock price and compiled data with regards to the percentage discount (premium) for the preceding trading day, among other things, for each category of equity transaction. Observations relating to the illustrative equity transactions were based on information from publicly available information.

The categories of illustrative equity transactions and resulting data for each such category were as follows:

Zero Dividend, Perpetual Convertible Preferred Private Investment in Public Equity (“PIPE”) Transactions(1)

	Conversion Price Discount/ (Premium) vs. Unaffected(2)	Conversion Price Discount/ (Premium) vs. 30-Day VWAP(3)	Transaction Size/Market Cap.(4)	Transaction Size/Float(5)	Transaction Size/Average Daily Trading Volume (days)(6)
Low	(19.7%)	(5.1%)	43.2%	64.9%	20.4
High	3.1%	19.2%	350.7%	414.3%	253.9
Median	(1.1%)	3.7%	77.8%	111.5%	70.5
Mean	(4.7%)	5.4%	137.4%	175.5%	103.8

____________

(1)      Based on four identified issuances over the 2019-year-to-date (“YTD”) April 2023 period with a size of greater than $25 million by U.S. publicly-listed issuers with a market capitalization below $20 billion, excluding issuances with attached warrants or issuances of securities with nominal/no liquidation preference.

(2)      Represents the discount (premium) of the conversion price relative to the closing stock price on the day prior to entering into a definitive agreement.

(3)      Represents the discount (premium) of the conversion price relative to the 30-day volume-weighted average stock price (“VWAP”) as of the day prior to entering into a definitive agreement

(4)      Based on the dollar proceeds associated with the issuance and the market capitalization on the day prior to entering into a definitive agreement.

(5)      Based on the implied number of shares issuable upon conversion, the number of shares outstanding, and the percentage of shares available for trading by the public.

(6)      Based on the implied number of shares issuable upon conversion and the 90-day average daily trading volume.

Structured Convertible Preferred PIPE Transactions(1)

In addition to the summary statistics noted below, Houlihan Lokey noted that of the 72 issuances identified, 19.4% involved securities with conversion prices set at a discount to then-current market prices of the issuer’s common stock.

	Conversion Price Discount/ (Premium)(2)	Transaction Size/Market Cap.(3)	Transaction Size/Float(4)	Transaction Size/Average Daily Trading Volume (days)(5)
Low	(139.2%)	2.7%	2.3%	1.1
High	26.7%	175.7%	460.1%	1,210.1
Median	(17.6%)	16.9%	18.8%	19.8
Mean	(19.7%)	24.3%	39.8%	65.0

____________

(1)      Based on 72 identified issuances of convertible preferred securities paying a dividend over the 2019-YTD April 2023 period with a transaction size of greater than $25 million by U.S. publicly-listed issuers with a market capitalization below $20 billion, excluding issuances with attached warrants.

(2)      Represents the discount (premium) of the conversion price relative to the closing stock price on the day prior to entering into a definitive agreement.

(3)      Based on the dollar proceeds associated with the issuance and the market capitalization on the day prior to entering into a definitive agreement.

(4)      Based on the implied number of shares issuable upon conversion, the number of shares outstanding, and the percentage of shares available for trading by the public.

(5)      Based on the implied number of shares issuable upon conversion and the 90-day average daily trading volume.

Common Equity PIPE Transactions(1)

	Discount/ (Premium)(2)	Transaction Size/Market Cap.(3)	Transaction Size/Float(4)	Transaction Size/Average Daily Trading Volume (days)(5)
Low	(186.8%)	10.9%	12.1%	0.3
High	52.8%	261.3%	476.6%	1,464.0
Median	13.8%	36.4%	53.0%	26.3
Mean	9.6%	46.2%	69.1%	67.7

____________

(1)      Based on 154 identified issuances over the 2019-YTD April 2023 period with a size greater than $25 million by U.S. publicly-listed issuers with a market capitalization below $250 million and a float greater than 50% at the time of the issuance, excluding issuances with attached warrants.

(2)      Represents the discount (premium) of the issue price relative to the closing stock price on the day prior to entering into a definitive agreement. Discount (premium) refers to the difference, expressed as a percentage, between the unaffected price and the price at which the shares are sold to investors

(3)      Based on the dollar proceeds associated with the issuance and the market capitalization on the day prior to closing of the transaction.

(4)      Based on the number of shares issued, the number of shares outstanding, and the percentage of shares available for trading by the public.

(5)      Based on the number of shares issued and the 90-day average daily trading volume.

Primary Marketed Follow-On Common Equity Offerings(1)

	File to Offer Discount (Premium)(2)	Selling Discount (Premium)(3)	Net Offer Size/Market Cap.(4)	Offer Size/ Float(5)	Offer Size/Average Daily Trading Volume (days)(6)
Low	(32.5%)	(24.5%)	11.5%	14.2%	1.0
High	62.1%	64.6%	457.2%	796.2%	377.6
Median	18.1%	23.0%	26.1%	43.2%	22.7
Mean	17.7%	22.9%	40.6%	65.2%	48.0

____________

(1)      Based on 124 identified transactions over the 2019-YTD April 2023 period with an offering size greater than $25 million by U.S. publicly-listed issuers with a market capitalization below $250 million and a float greater than 50% at the time of the offering, excluding transactions in which common shares were offered in combination with warrants.

(2)      Represents the difference, expressed as a percentage, between (i) the last recorded sale price of the issuer’s stock prior to announcement of the follow-on offering and (ii) the price at which underwriters re-sold the shares to the public.

(3)      Represents the difference, expressed as a percentage, between (i) the last recorded sale price of the issuer’s stock prior to announcement of the follow-on offering and (ii) the offering proceeds per share paid to the issuer.

(4)      Based on the dollar proceeds associated with the offering (net of fees paid to underwriters) and the market capitalization on the day prior to entering into a definitive agreement.

(5)      Based on the number of shares offered, the number of shares outstanding, and the percentage of shares available for trading by the public.

(6)      Based on the number of shares offered and the 90-day average daily trading volume.

Illustrative Observations Related to the Company Common Stock.    For illustrative purposes only, Houlihan Lokey also reviewed certain publicly available information relating to the Company Common Stock including selected VWAP and historical trading activity for the periods described below, all ending on April 28, 2023.

The following table presents related observations:

Trading Day Period	Intraday Low Over Period	Intraday High Over Period	VWAP	VWAP Volume	VWAP Volume as % of Float
1-Day	$0.97	$1.08	$1.04	0.04	0.1%
5-Day	$0.93	$1.08	$0.97	0.9	2.4%
10-Day	$0.93	$1.12	$0.98	1.4	3.7%
20-Day	$0.93	$1.18	$1.00	1.6	4.2%
30-Day	$0.93	$1.18	$1.02	2.2	5.8%
60-Day	$0.93	$1.41	$1.11	3.7	9.9%
90-Day	$0.93	$1.48	$1.21	6.1	16.2%

____________

VWAP refers to volume weighted average price.

Illustrative Observations Related to Aerojet Common Stock.    For illustrative purposes only, Houlihan Lokey also reviewed certain publicly available information relating to the Aerojet common stock including selected VWAP and historical trading activity for the periods described below, all ending on April 28, 2023.

The following table presents related observations:

Trading Day Period	Intraday Low Over Period	Intraday High Over Period	VWAP	VWAP Volume	VWAP Volume as % of Float
1-Day	$56.32	$56.42	$56.39	0.9	1.1%
5-Day	$56.22	$56.57	$56.40	2.6	3.2%
10-Day	$56.22	$56.80	$56.46	4.8	6.1%
20-Day	$56.09	$56.80	$56.38	10.4	13.1%
30-Day	$55.49	$56.80	$56.02	21.7	27.4%
60-Day	$55.45	$56.80	$55.98	54.4	68.6%
90-Day	$55.45	$56.80	$55.91	101.3	127.7%

____________

VWAP refers to volume weighted average price.

Miscellaneous

Houlihan Lokey was engaged by the Strategic Planning Committee to act as its financial advisor in connection with the Transaction. The Strategic Planning Committee engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to its engagement by the Strategic Planning Committee, Houlihan Lokey is entitled to a fee of $[    ] for its services, a portion of which became payable upon the execution of Houlihan Lokey’s engagement letter, a portion of which became payable over the course of Houlihan Lokey’s engagement as monthly retainer payments, a portion of which became payable upon delivery of Houlihan Lokey’s opinion (which portion was not contingent upon the consummation of the Transaction), and the remainder of which was payable upon consummation of the Transaction. The Company has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Steel Partners, Aerojet, or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey has in the past provided financial advisory services to a special committee of the Board in connection with its consideration of a proposed transaction with Steel Partners in 2022, for which Houlihan Lokey received compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Steel Partners, Aerojet, or other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, or other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Projected Financial Information

Our management prepares projections with respect to the Company’s future financial performance as part of its ongoing management of the business. The Company does not, as a matter of course, make available to the public future financial projections due to the inherent uncertainty of any underlying assumptions and estimates. However, the Company is including in this proxy statement a summary of certain unaudited prospective financial and operating information that was prepared by our management in connection with discussions regarding the Transaction and made available to the Board from time to time, to the Strategic Planning Committee, to Houlihan Lokey in connection with the Strategic Planning Committee’s consideration of the Company’s stand-alone prospects and potential strategic transactions available to the Company, as well as, to Steel Partners and the Exchanging Parties. The inclusion of the below information should not be regarded as an indication that any of the Strategic Planning Committee, Steel Connect, Steel Partners, the Exchanging Parties, Houlihan Lokey or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results.

The unaudited prospective financial information prepared by management consists of: (a) long-term financial projections for ModusLink for each of the fiscal years 2023 through 2026, which were prepared by ModusLink management in consultation with management of Steel Connect in February 2023 and updated by ModusLink management in April 2023 with respect to fiscal year 2023 based on ModusLink’s budgeting process and year-to-date performance through March 2023 (the “ModusLink Projections”); (b) corporate costs projections for each of the fiscal years 2023 through 2026, which were prepared by Steel Connect management (the “Corporate Costs Projections”); and (c) estimates of taxable income and assumptions for the utilization of our net operating losses that were prepared by Steel Connect management (the “Consolidated Taxable Income Projections” and, together with the ModusLink Projections and the Corporate Costs Projections, the “Projections”).

The Projections were prepared without giving effect to the Transaction, including the impact of negotiating or executing the Transaction, the expenses that may be incurred in connection with consummating the Transaction, or the effect of any business or strategic decision or action that has been or will be taken as a result of the Transfer and Exchange Agreement having been executed.

The accompanying Projections were not prepared with a view toward public disclosure or with a view toward compliance with the published guidelines established by the SEC or the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, generally accepted accounting principles (“GAAP”), but, in the view of Steel Connect’s management, were prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Steel Connect and its subsidiaries on a standalone basis, absent the Transaction, as described above and subject to the assumptions and limitations described in this section. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the Projections. Although Steel Connect’s management believes there is a reasonable basis for the Projections, the Company cautions stockholders that future results could be materially different from the Projections. The Projections were made available to the Strategic Planning Committee and its financial advisor, Houlihan Lokey, and are the projections used by Houlihan Lokey in connection with its financial analyses and opinion as described in “Information Related to the Transaction — Opinion of Houlihan Lokey Capital, Inc., Financial Advisor to the Strategic Planning Committee,” beginning on page 25. This summary of the Projections is not being included in this proxy statement to influence your decision whether to vote for the Nasdaq Proposal, the Reverse/Forward Stock Split Proposal or the Adjournment Proposal but because these Projections were made available to the Strategic Planning Committee, Houlihan Lokey and the Board for purposes of considering and evaluating the Transaction and the Transfer and Exchange Agreement as discussed above in “Information Related to the Transaction — Background of the Transaction” beginning on page 7. Neither the Company’s independent registered public accounting firm, BDO USA, LLP, nor any other independent accountants have examined, compiled or performed any procedures with respect to the Projections or any amounts derived therefrom or built thereupon and, accordingly, they have not expressed any opinion or given any form of assurance on the projected financial information or their achievability and assume no responsibility for, and disclaim any association with, the prospective financial information.

The Projections are subject to estimates and assumptions in many respects and, as a result, subject to interpretation. While presented with numerical specificity, the Projections are based upon a variety of estimates and assumptions that are inherently uncertain, though considered reasonable by Steel Connect’s management as of the date of their preparation. These estimates and assumptions may prove to be inaccurate for any number of reasons, including general economic conditions, competition and the risks discussed in this proxy statement under the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 41. See also “Where You Can Find Additional Information” beginning on page 74. The Projections also reflect assumptions as to certain business decisions that are subject to change. Because the Projections were developed for the Company on a stand-alone basis without giving effect to the Transaction, they do not reflect any changes to the Company’s operations or strategy that may be implemented after completion of the Transaction. There can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, that information by its nature becomes less predictive each successive year.

The Projections contain certain non-GAAP financial measures that Steel Connect believes are helpful in understanding its past financial performance and future results. Steel Connect management regularly uses a variety of financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA (defined as net (loss) income from continuing operations excluding net charges related to interest income, interest expense, income tax (benefit) expense, depreciation, strategic consulting and other related professional fees, executive severance and employee retention, restructuring and restructuring-related expense, (gain) loss on sale of long-lived assets, impairment of long-lived assets, impairment of goodwill, unrealized foreign exchange losses (gains), net, and other non-cash (gains) losses, net and other non-recurring and one-time items) and Adjusted EBIT (defined as earnings before the deduction of interest expenses and taxes, as adjusted for interest income, interest expense, income tax expense, strategic consulting and other related professional fees, executive severance and employee retention, restructuring and restructuring-related expenses, (gain) loss on sale of long-lived assets, impairment of long-lived assets, impairment of goodwill, unrealized foreign exchange (gains) losses, net, other non-cash (gains) losses, net and other non-recurring and one-time items) for forecasting, budgeting and measuring operating performance. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures.

The Company believes that providing these non-GAAP measurements is useful, as these measures provide important supplemental information of our performance and permit management to evaluate the operating performance of our business. The Company uses Adjusted EBITDA and Adjusted EBIT in internal forecasts and models when establishing internal operating budgets, supplementing the financial results and forecasts reported to the Board, determining a component of certain incentive compensation for executive officers and other key employees based on operating performance, determining compliance with certain covenants in the Company’s credit facility, and evaluating short-term and long-term operating trends in our core business segments.

The Company believes that these non-GAAP financial measures assist in providing an enhanced understanding of our underlying operational measures to manage our core businesses, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Further, the Company believes that these non-GAAP financial adjustments are useful because they allow evaluation of the effectiveness of the methodology and information used by the Company’s management in our financial and operational decision-making. These non-GAAP financial measures should not be considered in isolation or as a substitute for financial information provided in accordance with U.S. GAAP. These non-GAAP financial measures may not be computed in the same manner as similarly titled measures used by other companies.

Some of the limitations of Adjusted EBITDA and Adjusted EBIT include:

•        Adjusted EBITDA and Adjusted EBIT do not reflect changes in, or cash requirements for, our working capital needs;

•        Adjusted EBITDA and Adjusted EBIT do not reflect our interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•        Adjusted EBITDA and Adjusted EBIT do not reflect our tax expense or the cash requirements to pay our taxes;

•        Adjusted EBITDA and Adjusted EBIT do not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments;

•        although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA and Adjusted EBIT do not reflect any cash requirements for such replacements; and

•        other companies in our industry may calculate Adjusted EBITDA and Adjusted EBIT differently, limiting their usefulness as comparative measures.

The non-GAAP financial measures used in the Projections were relied upon by Houlihan Lokey for purposes of its financial analyses and opinion and by the Strategic Planning Committee in connection with its consideration of the Transaction. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.

None of Steel Connect or any of its affiliates, advisors, officers, directors or other representatives can provide any assurance that actual results will not differ from the Projections, and none of them undertakes any obligation to update, or otherwise revise or reconcile, the Projections to reflect circumstances existing after the date the Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Projections, as applicable, are shown to be in error. Except as required by applicable securities laws, Steel Connect does not intend to make publicly available any update or other revision to the Projections, even in the event that any or all assumptions are shown to be in error. Steel Connect has made publicly available its actual results of operations for the year ended July 31, 2022 in its 2022 Annual Report on Form 10-K filed with the SEC on November 9, 2022 and as amended on November 28, 2022, for the quarterly period ended October 31, 2022 on Steel Connect’s Quarterly Report on Form 10-Q filed with the SEC on December 14, 2022 and for the quarterly period ended January 31, 2023 on Steel Connect’s Quarterly Report on Form 10-Q filed with the SEC on March 15, 2023. None of Steel Connect or its affiliates, advisors, officers, directors or other representatives has made or makes any representation to any Steel Connect stockholder or other person regarding the ultimate performance of Steel Connect or its subsidiaries compared to the information contained in the Projections or that forecast results will be achieved. Steel Connect has made no representation to Steel Partners or the Exchanging Parties, in the Transfer and Exchange Agreement or otherwise, concerning the Projections.

The Projections do not take into account any circumstances or events occurring after the date they were prepared.

The following presents the components of the Projections in summary form:

	ModusLink Projections
	dollars in millions
Fiscal Year Ending July 31,	2023E	2024E	2025E	2026E
Revenue	$190.0	$190.9	$198.6	$206.8
Growth %	(6.5)%	0.5%	4.0%	4.1%
Value-Added Revenue(1)	$118.1	$119.3	$124.2	$129.3
Growth %	6.2%	1.0%	4.0%	4.1%
% of Revenue	62.2%	62.5%	62.5%	62.5%
Cost of Goods Sold	(69.6)	(70.8)	(72.4)	(74.7)
Gross Profit	$48.5	$48.5	$51.7	$54.5
% of Revenue	25.5%	25.4%	26.1%	26.4%
% of Value-Added Revenue	41.0%	40.7%	41.7%	42.2%
Operating Expenses	(31.8)	(32.4)	(33.7)	(35.1)
Depreciation and Amortization	1.9	1.9	1.9	1.9
Total Adjustments(2)	1.7	0.0	0.0	0.0
Adjusted EBITDA	$20.3	$18.0	$19.9	$21.3
Growth %	44.8%	(11.3)%	10.5%	7.0%
% of Revenue	10.7%	9.4%	10.0%	10.3%
% of Value-Added Revenue	17.2%	15.1%	16.0%	16.5%
Depreciation and Amortization	(1.9)	(1.9)	(1.9)	(1.9)
Adjusted EBIT	$18.4	$16.2	$18.1	$19.5
Growth %	56.0%	(12.2)%	11.7%	7.7%
% of Revenue	9.7%	8.5%	9.1%	9.4%

____________

(1)      Value-Added Revenue is defined as Revenue less Cost of Materials (which cost consists of direct material cost and freight cost).

(2)      The total adjustments for fiscal year 2023 included severance, bad debt expense, and penalties & fines.

The assumptions used to develop the projections for 2023E through 2026E are as follows:

a.      Annual Revenue growth projections were based on the estimates for the continuing base business and new business development at the time these projections were developed.

b.      Annual Value-Added Revenue as a percentage of Revenue of approximately 62.5%, which was consistent with the forecast trends at the time these projections were developed.

c.      Annual Gross Profit as a percentage of Value-Added Revenue in a range of approximately 40 to 42%, which was consistent with the forecast trends at the time these projections were developed.

d.      Annual operating expenses as a percentage of Revenue of approximately 17%, which was consistent with the forecast trends at the time these projections were developed. Any increases in operating expenses were expected to be offset by strategic cost savings initiatives.

e.      Annual Depreciation and Amortization expense of approximately $1.9 million, which was consistent with the forecast trends at the time these projections were developed.

	Corporate Costs Projections(4)
	dollars in millions
Fiscal Year Ending July 31,	2023E	2024E	2025E	2026E
Management Salary and Wages(1)	$(1.2)	$(1.3)	$(1.3)	$(1.3)
Board Fees(2)	(1.5)	(1.5)	(1.5)	(1.5)
Other Professional Fees(3)	(4.4)	(1.6)	(1.6)	(1.7)
Taxes and Other Expenses	(0.9)	(0.8)	(0.8)	(0.8)
Total Corporate Operating Expenses	$(8.0)	$(5.1)	$(5.2)	$(5.3)

____________

(1)      Management Salary and Wages reflects salaries of Steel Partners employees based on an allocation of time for functions performed for the benefit of the Company plus related overhead.

(2)      Board Fees includes stock-based compensation expense.

(3)      Other Professional Fees includes audit fees, legal fees, investor relations fees, and stock market fees, among other professional fees.

(4)      Excludes net interest expense and other gain/losses.

	Consolidated Taxable Income/(Loss) Projections
	dollars in millions
Fiscal Year Ending July 31,	2023E	2024E	2025E	2026E
Steel Connect
Estimated Pretax Loss	$(8.4)	$(7.7)	$(5.3)	$(5.3)
Book-to-Tax Adjustments	1.4	0.8	0.1	0.8
Estimated Taxable Loss	$(7.0)	$(6.9)	$(5.2)	$(4.6)

ModusLink Corporation (U.S. Only)
Earnings Before Taxes	$18.9	$16.4	$18.3	$19.7
% Related to U.S.	52.0%	50.0%	50.0%	50.0%
Estimated Pretax Income	$9.8	$8.2	$9.2	$9.8
Tax Adjustments	1.9	2.1	1.5	(0.3)
Estimated Taxable Income	$11.7	$10.3	$10.6	$9.5

Consolidated
Consolidated Taxable Income	$4.7	$3.4	$5.4	$5.0
IRC 163(j) Disallowed Interest Expense	(1.4)	(0.5)	(1.6)	(1.5)
Total Taxable Income	$3.3	$2.9	$3.8	$3.5

Interests of Steel Connect’s Directors and Executive Officers in the Transaction

In considering the recommendation of the Board that you vote to approve the Nasdaq Proposal, you should be aware that aside from their interests as stockholders of Steel Connect, Steel Connect’s directors and executive officers have interests in the Transaction that may be different from, or in addition to, those of other stockholders of Steel Connect generally. Interests of executive officers and directors that may be different from or in addition to the interests of Steel Connect’s stockholders include:

•        Under the Transfer and Exchange Agreement, Steel Connect issued affiliates of Steel Partners an aggregate of 3,500,000 shares of Series E Preferred Stock. As a result of the closing of the transactions contemplated by the Transfer and Exchange Agreement, Steel Partners and its affiliates now collectively own approximately 85% of the total number of shares of all classes of stock of Steel Connect, and, assuming the approval of the Nasdaq Proposal, will own approximately 85% of the combined voting power of all classes of stock entitled to vote of the Company.

•        Members of the Strategic Planning Committee are receiving compensation for their service on the Strategic Planning Committee.

The members of the Strategic Planning Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Transfer and Exchange Agreement and the Stockholders’ Agreement, and in making it recommendations to the Board, which was also aware of and took into account these interests, among other matters, when making its recommendation to the stockholders of Steel Connect that the Nasdaq Proposal be approved. See “Special Factors — Background of the Transaction” beginning on page 7 and “Special Factors — Reasons for the Transaction; Recommendation of the Strategic Planning Committee; Recommendation of the Board; Fairness of the Transaction” beginning on page 17.

Steel Connect’s stockholders should take these interests into account in deciding whether to vote “FOR” the approval of the Nasdaq Proposal. These interests are described in more detail below, and certain of them are quantified in the narrative below.

Compensation of the Strategic Planning Committee

The Strategic Planning Committee consists of three independent members of the Board: Ms. Maria Molland, Ms. Renata Simril and Mr. Jeffrey Wald. Mr. Jeffrey Fenton is a non-voting observer on the Strategic Planning Committee. In consideration of the time and effort required of the members of the Strategic Planning Committee in connection with evaluating the Transfer and Exchange Agreement and the related transactions, each member of the Strategic Planning Committee is to receive an aggregate compensation as follows: Ms. Maria Molland, Chair: $125,000; Ms. Renata Simril, Vice Chair: $75,000; Mr. Jeffrey Wald: $50,000; and Mr. Jeffrey Fenton: $50,000.

These fees are not dependent on the approval of the Nasdaq Proposal.

Regulatory Approvals

No material federal or state regulatory approvals, filings or notices were required in connection with the closing of the transactions contemplated by the Transfer and Exchange Agreement, other than the filing of this proxy statement in order to authorize the rights of the Series E Preferred Stock to vote and receive dividends together with the Company Common Stock on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents incorporated by reference in this proxy statement, include “forward-looking statements” that reflect our current views, including, without limitation, views as to the expected timing to implement the Reverse/Forward Stock Split and the timing for the holder of the Series E Preferred Stock to convert the Series E Preferred Stock for Company Common Stock, if the Nasdaq Proposal is approved. These statements can be identified by the fact that they do not relate strictly to historical or current facts. There are forward-looking statements throughout this proxy statement, including under the headings, among others, “Questions and Answers About the Special Meeting,” “The Special Meeting” and “Important Additional Information Regarding Steel Connect,” and in statements containing the words “aim,” “anticipate,” “are confident,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or the negative of these terms. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of Steel Connect. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters referred to or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•        the outcome of any legal proceedings that may be instituted against Steel Connect or others relating to the Transaction or the Reverse/Forward Stock Split;

•        potential changes to the market price of the Exchanged Shares;

•        the Company’s future plans and business objectives following the Transaction;

•        the ability of the Company to use any proceeds from the sale of the Exchanged Shares to diversify its business and reduce the pressure and operational-level risk on ModusLink;

•        the dilutive effect of the potential conversion of the Series E Preferred Stock on the holders of Company Common Stock;

•        the anticipated effects of the Reverse/Forward Stock Split and the potential advantages and disadvantages on holders of our Company Common Stock;

•        the risk of disruption to the Company’s current plans and operations;

•        the Company’s ability to achieve and sustain operating profitability;

•        fluctuations in demand for the Company’s products and services, as well as operating results;

•        the imposition of federal, state and foreign tax audits, as well as additional state sales taxes;

•        the Company’s ability to preserve and use its net operating losses;

•        conflicts of interest between the Board and Steel Partners and the Exchanging Parties;

•        the effect of the announcement of the Transaction and the Reverse/Forward Stock Split on our business relationships, operating results and business generally;

•        the amount of the costs, fees, expenses and charges (and the expected cost savings) related to the Transaction and the Reverse/Forward Stock Split;

•        the possible adverse effect on our business and the price of Company Common Stock if the Nasdaq Proposal and Reverse/Forward Stock Split Proposal are not approved;

•        potential failure to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”); and

•        other risks detailed in our filings with the SEC, including in the section entitled “Risk Factors” in the 2022 Annual Report. See “Where You Can Find Additional Information” beginning on page 74 for the location of those SEC filings.

See “Where You Can Find Additional Information” beginning on page 74 for the location of those SEC filings. Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained in this proxy statement, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date of this proxy statement. We cannot guarantee any future results, levels of activity, performance or achievements. These forward-looking statements are subject to a number of risks and uncertainties, and future events and actual results could differ materially from those described in, contemplated by, or underlying these forward-looking statements. These risks and uncertainties include, but are not limited to:

•        The occurrence of any event, change, or other circumstances that could give rise to the abandonment of the Reverse/Forward Stock Split;

•        The commencement of any legal proceedings relating to the Transaction or the Reverse/Forward Stock Split, and the outcome of any such proceedings that may be instituted;

•        The amount of the costs, fees, expenses, and charges that the Company incurs in connection with the Transaction or the Reverse/Forward Stock Split; and

•        The Company’s inability to realize the cost savings and operational benefits it expects to achieve as a result of the Transaction or the Reverse/Forward Stock Split.

THE PARTIES TO THE TRANSFER AND EXCHANGE AGREEMENT

Steel Connect, Inc.

590 Madison Avenue, 32nd Floor
New York, New York 10022
Telephone: (212) 520-2300

Steel Connect a Delaware corporation, is a holding company which operates through its wholly owned subsidiary, ModusLink, which serves the supply chain management market.

ModusLink provides digital and physical supply chain solutions to many of the world’s leading brands across a diverse range of industries, including consumer electronics, telecommunications, computing and storage, software and content, consumer packaged goods, medical devices, retail and luxury and connected devices. These solutions are delivered through a combination of industry expertise, innovative service solutions, and integrated operations, proven business processes, an expansive global footprint and world-class technology. With a global footprint spanning North America, Europe and the Asia Pacific, the Company’s solutions and services are designed to improve end-to-end supply chains in order to drive growth, lower costs, and improve profitability.

Additional information about Steel Connect is contained in its public filings, which are incorporated by reference hereto. See “Incorporation of Certain Documents by Reference” beginning on page 73 and “Where You Can Find Additional Information” beginning on page 74.

Steel Partners Holdings L.P.

590 Madison Ave., 32nd Floor
New York, New York 10022
Telephone: (212) 520-2300

Steel Partners is a Delaware limited partnership. Steel Partners, together with its subsidiaries and affiliates, is a diversified global holding company that owns and operates businesses and has significant interests in leading companies in various industries, including diversified industrial products, energy, defense, supply chain management and logistics, banking and youth sports.

Steel Excel, Inc.

590 Madison Ave., 32nd Floor
New York, New York 10022
Telephone: (212) 520-2300

Steel Excel is a Delaware corporation. Steel Excel is a global diversified company that engages or has interests in a variety of operating businesses. SPHG Holdings owns 100% of the outstanding shares of common stock of Steel Excel. Accordingly, by virtue of the relationship described above, SPHG Holdings may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by Steel Excel.

WebFinancial Holding Corporation

590 Madison Ave., 32nd Floor
New York, New York 10022
Telephone: (212) 520-2300

WebFinancial is a Delaware corporation. WebFinancial is a subsidiary of Steel Partners. WebFinancial is a holding company that owns WebBank, a Utah chartered industrial bank, which engages in a full range of banking activities. WebBank primarily operates the financial services segment of Steel Partners.

THE SPECIAL MEETING

The Company’s stockholders are being asked to approve the Nasdaq Proposal to authorize the rights of the Series E Preferred Stock to vote and receive dividends together with the Company Common Stock on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock. The Series E Preferred Stock was issued pursuant to the Transfer and Exchange Agreement. For a summary of the Transfer and Exchange Agreement, see “The Transfer and Exchange Agreement” below. For a summary of the rights, restrictions, terms and privileges related to the Series E Preferred Stock, see “Series E Certificate of Designations” below. For a summary of the Stockholders’ Agreement that was entered into concurrently with the Transfer and Exchange Agreement, see “The Stockholders’ Agreement”, below. A copy of the Transfer and Exchange Agreement, Stockholders’ Agreement and Certificate of Designations are attached as Annex A, Annex B and Annex C to this proxy statement, respectively.

At the Special Meeting, the Company’s stockholders will also be asked to vote on the Reverse/Forward Stock Split Proposal and the Adjournment Proposal.

The Special Meeting

The Special Meeting will be held on [•] 2023 at [•] Eastern Time, and accessible only through the Internet at [www.virtualshareholdermeeting.com/STCN2023].

Record Date and Quorum

The holders of record of shares of Company Common Stock and Series C Preferred Stock as of the Record Date are entitled to receive notice of and to vote at the Special Meeting.

The presence, in person or by proxy, of holders of a majority of the shares of capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum.

Required Votes

Each share of Company Common Stock (and each share into which a share of Series C Preferred Stock, voting on an as converted basis) entitles the holder thereof as of the Record Date to cast one vote on the following matters submitted for a vote of the stockholders at the Special Meeting:

•        The Nasdaq Proposal:    Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class, which have voting power present in person or represented by proxy and have actually voted at the Special Meeting.

•        The Reverse/Forward Stock Split Proposal:    Approval of the Reverse/Forward Stock Split Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class.

•        The Adjournment Proposal:    Pursuant to the Bylaws, the holders of a majority of the shares present or represented by proxy and entitled to vote at the Special Meeting may vote to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the Special Meeting.

The effect of abstentions and broker non-votes for each of the proposals being considered at the Special Meeting is set forth below:

Broker Non-Votes

Custodians who hold shares in “street name” for their customers have discretionary authority to vote shares with respect to certain “routine” items, but do not have discretionary authority to vote shares with respect to “non-routine” items. Broker non-votes will be considered shares “present and entitled to vote” for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker or custodian does not vote on a particular proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question. The Nasdaq Proposal and the Adjournment Proposal are “non-routine” items on which a broker or custodian does not have discretionary authority to vote.

With respect to the Nasdaq Proposal and the Adjournment Proposal, broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Abstentions

Proxies received but marked as abstentions will be considered shares present and entitled to vote for the purpose of determining whether a quorum exists and will have the following effect on the proposals:

•        With respect to the Nasdaq Proposal, abstentions will be disregarded and have no effect on the outcome of the vote.

•        With respect to the Reverse/Forward Stock Split Proposal and the Adjournment Proposal, abstentions have the same effect as a vote “AGAINST” the proposal.

Voting; Proxies; Revocation

Attendance

This year’s Special Meeting will be held on [•], 2023 at [•] Eastern Time, and accessible only through the Internet at [www.virtualshareholdermeeting.com/STCN2023]. There will be no physical meeting location for the Special Meeting.

To access the Special Meeting, you must go to the meeting website at [www.virtualshareholdermeeting.com/STCN2023] and enter the unique control number found on the proxy card if you are a stockholder of record. If you hold your shares in “street name”, you should contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. Online access to the webcast will open approximately 30 minutes prior to the start of the Special Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the Special Meeting prior to the start time.

Record Holders

If you are a holder of record of Company Common Stock or Series C Preferred Stock (meaning your shares are held in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC or you are in possession of stock certificates), there are four ways you may vote, as set forth below.

•        Online During the Special Meeting.    You may vote during the Special Meeting by visiting [www.virtualshareholdermeeting.com/STCN2023], entering the control number included in your proxy card and following the on-screen instructions.

•        Mail.    You may vote using a proxy card that may be delivered to you (to the extent you received a paper copy of the proxy materials). Simply complete, sign and date the proxy card where indicated and return it promptly in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, you must indicate your name and title or capacity. Your signed proxy card must be received by [•], 2023.

•        Online Prior to the Special Meeting.    To vote through the Internet, go to www.proxyvote.com and follow the instructions on how to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in your proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on [•], 2023 to be counted.

•        Telephone.    To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number included in your proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on [•], 2023 to be counted.

Adjournments and Postponements

The Special Meeting may be adjourned or postponed from time to time. If there is present, in person or by proxy, sufficient favorable voting power to secure the vote of the stockholders of the Company necessary to approve the Nasdaq Proposal, the Company does not anticipate that it will adjourn or postpone the Special Meeting.

Company Common Stock in Street Name

If you hold your shares in “street name”, you should have received a Notice of Special Meeting containing voting instructions from your custodian rather than from the Company. Simply follow the voting instructions in the Notice of Special Meeting to ensure that your vote is counted. To vote at the Special Meeting, you must obtain a valid “legal proxy” from your custodian. Follow the instructions from your custodian included with these proxy materials or contact your custodian to request a proxy form.

Revocation of Proxies

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

Record Holders

If you are a stockholder of record, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail to the address set forth above) or by providing a signed letter of revocation to the Legal Department of the Company, at the principal executive offices of the Company, 590 Madison Avenue, 32nd Floor, New York, New York 10022, which must be received before the closing of the polls at the Special Meeting on [•], 2023 at 11:59 p.m., Eastern Time. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by virtually attending the Special Meeting and electronically voting your shares. Note that simply attending the Special Meeting without taking one of the above actions will not revoke your proxy.

Company Common Stock in Street Name

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether over the Internet, by phone or by mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Solicitation of Proxies

We will bear the cost of our solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Company Common Stock. We may solicit proxies by mail, personal interview, email, telephone, or via the Internet. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

PROPOSAL NO. 1: THE NASDAQ PROPOSAL

Estimate of the Number of Shares of Company Common Stock Issuable

We are seeking stockholder approval to authorize the Series E Preferred Stock to vote and receive dividends together with the Company Common Stock on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock

If the Nasdaq Proposal is approved, we expect to issue approximately 184,891,318 shares of Company Common Stock upon the potential conversion of the Series E Preferred Stock. In addition, if the Nasdaq Proposal is approved, the Series E Preferred Stock will vote together with the Company Common Stock and the Series C Preferred Stock as a single class on an as converted to Company Common Stock basis. For a more detailed discussion on the conversion mechanics related to the Series E Preferred Stock, please see “— Series E Certificate of Designations” beginning on page 52.

Purpose and Background for Stockholder Approval

The Company Common Stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Stock Market Rules (the “Nasdaq Rules”). Under Nasdaq Stock Market Rule 5635(a), a company listed on the Nasdaq Stock Market is required to obtain stockholder approval prior to the issuance of Company Common Stock in connection with the acquisition of the stock or assets of another company if 20% or more of the Company Common Stock or voting power of the issuer outstanding before such issuance would be issued in connection with such acquisition. As of the date of this proxy statement, there are an aggregate of 60,942,460 of shares of Company Common Stock outstanding. In connection with the potential conversion of the Series E Preferred Stock (which was issued in consideration of the transfer of the Exchanged Shares under the Transfer and Exchange Agreement), we expect to issue 184,891,318 additional shares of Company Common Stock, which represents 75.2% of the issued and outstanding Company Common Stock as of the date of the closing of the Transaction. As such, we are required to obtain stockholder approval of the issuance of the Company Common Stock upon conversion of the Series E Preferred Stock under Nasdaq Stock Market Rule 5635(a).

Potential Effects of Approving this Proposal

If the Nasdaq Proposal is approved, and the Series E Preferred Stock is ultimately converted into shares of Company Common Stock, holders of our Company Common Stock may be subject to significant dilution. On a pro forma basis, based on beneficial ownership information as of [•], 2023, the issuance of 184,891,318 shares of Company Common Stock would result in Steel Partners and certain of its affiliates holding 85% of the combined voting power of all classes of stock entitled to vote of the Company.

Consequences of Not Approving this Proposal

If the Nasdaq Proposal is not approved, the Series E Preferred Stock will remain non-voting, will not be entitled to participate in dividend distributions and will not be convertible into Company Common Stock. In such a case, the Series E Preferred Stock would remain outstanding and will have a liquidation preference equal to $58.1087, as described in more detail in “— Series E Certificate of Designations” beginning on page 52.

Vote Required

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class, which have voting power present in person or represented by proxy and have actually voted at the Special Meeting.

On the terms and conditions set forth in the Voting Agreement, the SP Investors have agreed to vote (or cause to be voted) all the shares of Company Common Stock and Series C Preferred Stock beneficially owned by such persons at the Special Meeting, among other matters, for the approval of the Nasdaq Proposal. The SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Nasdaq Proposal. Abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

The Board, based in part on the recommendation of the Strategic Planning Committee, unanimously recommends that you vote “FOR” the Nasdaq Proposal.

The Transfer and Exchange Agreement

The following is a summary of the material provisions of the Transfer and Exchange Agreement, a copy of which is attached to this proxy statement as Annex A, and which we incorporate by reference into this proxy statement. The provisions of the Transfer and Exchange Agreement are extensive and not easily summarized. We encourage you to read carefully the Transfer and Exchange Agreement in its entirety, as the rights and obligations of the parties to the Transfer and Exchange Agreement are governed by the express terms of the Transfer and Exchange Agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Transfer and Exchange Agreement

The Transfer and Exchange Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Transfer and Exchange Agreement. Factual disclosures about Steel Connect contained in this proxy statement or in Steel Connect’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Steel Connect contained in the Transfer and Exchange Agreement and described in this summary. The representations, warranties and covenants made in the Transfer and Exchange Agreement by Steel Connect and Steel Partners and its affiliates were qualified and subject to important limitations agreed to by Steel Connect and Steel Partners and its affiliates in connection with negotiating the terms of the Transfer and Exchange Agreement. In particular, in your review of the representations and warranties contained in the Transfer and Exchange Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Transfer and Exchange Agreement may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Transfer and Exchange Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by Steel Connect to Steel Partners and its affiliates, which disclosures are not reflected in the Transfer and Exchange Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Transfer and Exchange Agreement. Additional information about Steel Connect may be found elsewhere in this proxy statement and in Steel Connect’s other public filings. See “Where You Can Find Additional Information.”

Overview and Structure

Under the terms of the Transfer and Exchange Agreement, Steel Partners and the Exchanging Parties agreed to transfer the Exchanged Shares to Steel Connect in exchange for 3,500,000 shares of Series E Preferred Stock having the rights, terms, restrictions and privileges set forth in the Series E Certificate of Designations. The transfer of the Exchanged Shares to Steel Connect in exchange for the Series E Preferred Stock was effected on May 1, 2023.

The exchange of the Exchanged Shares (the “Exchange”) was structured to qualify as a tax-free exchange within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended, because as a result of the transactions contemplated thereby, the Exchanging Parties and their Affiliates collectively own at least 80% of the total number of shares of all classes of stock in Steel Connect and, following stockholder approval of the Nasdaq Proposal which is expected in light of the terms of the Voting Agreement, at least 80% of the combined voting power of all classes of stock entitled to vote of the Company, with WebFinancial currently owning 100% of the Series C Preferred Stock which votes with the Company Common Stock on an as-converted basis.

When the Exchange Became Effective

The Transaction contemplated by the Transfer and Exchange Agreement took effect on April 30, 2023, concurrently with the execution of the Transfer and Exchange Agreement and other Transaction Documents.

On Closing, Steel Partners and the Exchanging Parties were required to deliver (i) counterpart of the Interest Assignment Agreement; (ii) an officer’s certificate certifying as to the accuracy of the representations and warranties and performance of covenants in the Transfer and Exchange Agreement; (iii) counterpart of the Stockholders’ Agreement; and (iv) counterpart of the Voting Agreement.

On Closing, the Company was required to deliver (i) a copy of the Series E Certificate of Designations, (ii) evidence reasonably satisfactory to Steel Partners that the Series E Preferred Stock had been issued to the Exchanging Parties, (iii) counterpart of the Interest Assignment Agreement; (iv) an officer’s certificate certifying as to the accuracy of the representations and warranties and performance of covenants in the Transfer and Exchange Agreement; (v) counterpart of the Stockholders’ Agreement; and (vi) counterpart of the Voting Agreement.

Representations and Warranties

The Transfer and Exchange Agreement contains representations and warranties of the Company as to, among other things: organization, existence and good standing of the Company; corporate power and authorization to enter into the Transfer and Exchange Agreement and the other Transaction Documents; enforceability of the Transfer and Exchange Agreement; no governmental authorizations required to consummate the transactions contemplated by the Transfer and Exchange Agreement; the absence of certain violations and defaults; capitalization of the Company and stock options; requirements to enter into the Transfer and Exchange Agreement; inapplicability of the Tax Benefits Preservation Plan, dated as of January 19, 2018, by and between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent, as amended as of January 8, 2021 to the Transfer and Exchange Agreement and the transactions contemplated thereby; takeover statutes and business combinations; the issuance of the Series E Preferred Stock; the Opinion issued by Houlihan Lokey; brokers and finders; and no other representation or warranties and lack of reliance.

The Transfer and Exchange Agreement contains representations and warranties of Steel Partners and the Exchanging Parties as to, among other things: organization, existence and good standing of the Exchanging Parties; corporate power and authorization to enter into the Transfer and Exchange Agreement and the other Transaction Documents; enforceability of the Transfer and Exchange Agreement; no governmental authorizations required to consummate the Exchange; the absence of certain violations and defaults; ownership of the Exchanged Shares and capitalization; brokers and finders; investment representations; and no other representations or warranties and lack of reliance.

Conditions to Closing and Termination

As the transactions contemplated by the Transfer and Exchange Agreement have already closed, the parties are no longer required to fulfill or satisfy any conditions precedent to the closing of the transactions, and the Transfer and Exchange Agreement may no longer be terminated. Prior to closing, the parties were required to use their commercially reasonable efforts to take, or cause to be taken, all lawful action, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, as promptly as practicable, all lawful things necessary, proper or advisable under applicable laws and regulations to ensure that the conditions set forth in the Transfer and Exchange Agreement were satisfied and to consummate the transactions contemplated thereby.

The Company is subject to various post-closing covenants related to the filing of this proxy statement and the holding of the Special Meeting, as described in more detail below.

Conduct of Business of Steel Connect Following the Closing

Proxy Statement

The Transfer and Exchange Agreement requires the Company, following the Closing to, as promptly as practicable, prepare and file this proxy statement to approve the Nasdaq Proposal. The Company is required to cause the proxy statement to comply as to form and substance in all material respects with the requirements of applicable laws. Steel Partners is required to furnish all information concerning itself, the Exchanging Parties and the Exchanged Shares as the Company may reasonably request in connection with the preparation of the proxy statement. As promptly as practicable after the SEC confirms orally or in writing that it has no further comments to the proxy statement or that it does not intend to review the proxy statement (the “Clearance Date”), the Company is required to file a definitive proxy statement with the SEC and mail notice of the Special Meeting and the proxy statement to the stockholders of the Company.

Stockholder Approval

The Company is required to take all lawful action necessary to call and hold the Special Meeting as promptly as practicable after the Clearance Date. The Company shall cause the Special Meeting to be held as soon as practicable following the mailing of the proxy materials to the stockholders of the Company. Subject to the Board’s and the Strategic Planning Committee’s fiduciary obligations under applicable law, the Company shall use its commercially reasonable efforts to solicit or cause to be solicited from its stockholders proxies in favor of the Nasdaq Proposal.

Listing

If the Nasdaq Proposal is approved, the Company is required to use its reasonable best efforts to cause the Company Common Stock issuable upon conversion of the Series E Preferred Stock to be approved for listing on Nasdaq.

Defense of Litigation

The Company shall not settle or offer to settle any legal action against the Company, any of its subsidiaries or any of their respective present or former directors or officers by any stockholder of the Company arising out of or relating to the Transfer and Exchange Agreement or, the transactions contemplated thereby without the prior written consent of Steel Partners and the Strategic Planning Committee. The Company shall not cooperate with any person that may seek to restrain, enjoin, prohibit or otherwise oppose the transactions contemplated by the Transfer and Exchange Agreement, and the Company shall consider in good faith Steel Partner’s advice and recommendations with respect to any such effort to restrain, enjoin, prohibit or otherwise oppose the transactions contemplated by the Transfer and Exchange Agreement.

Fees and Expenses

All expenses (including those payable to counsel, accountants, investment bankers, experts and consultants to a party to the Transfer and Exchange Agreement and its affiliates) incurred by any party or on its behalf in connection with the Transfer and Exchange Agreement and the transactions contemplated thereby are required to be paid by the party incurring such expenses.

The Stockholders’ Agreement

The following is a summary of the material provisions of the Stockholders’ Agreement, a copy of which is attached to this proxy statement as Annex B, and which we incorporate by reference into this proxy statement. The provisions of the Stockholders’ Agreement are extensive and not easily summarized. We encourage you to read carefully the Stockholders’ Agreement in its entirety, as the rights and obligations of the parties to the Stockholders’ Agreement are governed by the express terms of the Stockholders’ Agreement and not by this summary or any other information contained in this proxy statement. In addition, you should read “Proposal No. 1: The Nasdaq Proposal — Stockholders’ Agreement,” which summarizes the Stockholders’ Agreement, as certain provisions of these agreements relate to certain provisions of the Stockholders’ Agreement.

Overview

Under the terms of the Stockholders’ Agreement, the SP Investors and the Company agreed on certain elements of the Company’s corporate governance following the Closing, including certain protections that will inure to the benefit of the Company’s minority stockholders in connection with the Transaction, as well as allocation of proceeds from the Reith Litigation (as defined below).

Corporate Governance

Board Size and Committees

Pursuant to the Stockholders’ Agreement, from the Closing through the date upon which any Person or group of related Persons owns 100% of equity securities of the Company (the “Final Sunset Date”), the Board shall consist of seven Directors, and that number shall further increase to the extent necessary to comply with applicable law, rules and regulations.

From and after the Closing, and until the date (such date, the “Potential Delisting Date”), if any, on which the Company ceases to be an issuer (an “SEC Reporting Company”) that is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Board shall at all times maintain an audit committee consisting of at least three members (the “Independent Audit Committee”), all of which members satisfy the standard of independence necessary for a director to qualify as an “Independent Director” under (i) the rules and listing standards of the Nasdaq Capital Market or such other national stock exchange on which the Company Common Stock is listed for trading (the “Stock Exchange”), as may be amended from time to time, (ii) the rules and regulations of the United States Securities and Exchange Commission (the “Commission”), as may be amended from time to time, and (iii) in the Charter. If the Company ceases to be an SEC Reporting Company prior to the Final Sunset Date, then from the Potential Delisting Date through the Final Sunset Date, the Board shall have a disinterested audit committee comprised of at least three directors with (i) at least one member that satisfies the applicable independence standards and (ii) all remaining members would not be or have, as applicable (A) an employee, consultant or officer of the Company or any member of the SP Investors and their Subsidiaries and Affiliates (as those term defined in the Stockholders’ Agreement) (the “SP Group”), (B) an Affiliate of the SP Group or any Person that is an affiliate of the SP Group, (iii) individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term shall include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act) (“Person”) that is an affiliate of the SP Group, (C) a spouse, parent, child, sibling, mother and father-in-law, son and daughters-in-law, brother and sisters-in-law, or anyone else (other than domestic employees) sharing the home of an Affiliate of the SP Group, and (D) any direct or indirect financial interest in or with respect to any transaction between the Company and the SP Group (the “Disinterested Audit Committee”). The Independent Audit Committee and the Disinterested Audit Committee shall have the authority, at such time as it chooses to do so, to select and retain, at the Company’s expense advisors that such committee may deem appropriate.

The Board shall take or cause to be taken all lawful action necessary or appropriate to ensure that none of the Charter or Bylaws contain any provisions inconsistent with the Stockholders’ Agreement or which would in any way nullify or impair the terms of the Stockholder’ Agreement or the rights of the Company or of the SP Investors thereunder.

Approval Required for Certain Actions

Pursuant to the Stockholders’ Agreement, certain actions taken by the Company would require, in addition to any approval by the Board, the Charter, the Bylaws, applicable Law or applicable rules and regulations of the Commission or the Stock Exchange, the prior approval of the Independent Audit Committee or (2) the Disinterested Audit Committee, as applicable (the “Applicable Committee”):

•        From the Closing until the Initial Sunset Date, the prior approval of the Independent Audit Committee shall be required in order for the Board to validly approve and authorize a voluntary delisting of the Company Common Stock from the Stock Exchange or a transaction (including an merger, recapitalization, stock split or otherwise) which results in (i) the delisting of the Company Common Stock from the Stock Exchange, (ii) the Company ceasing to be an SEC Reporting Company or (iii) the Company filing a Form 25, Form 15 or any similar form with the Commission;

•        From the Closing until the Initial Sunset Date, the prior approval of the Applicable Committee shall be required in order for the Board to validly approve and authorize any of the following: (i) any amendment to the terms of that certain Management Services Agreement (the “Services Agreement”) dated June 14, 2019, by and between the Company and Steel Services Ltd., an indirect wholly-owned subsidiary of SP (“Steel Services”), provided, however, that nothing herein shall limit Steel Service’s or SP’s right to terminate the Services Agreement pursuant to its terms; or (ii) any agreement or transaction between the

Company and any Person in the SP Group (a “Related Party Transaction”) (other than an amendment to the Services Agreement) that the applicable committee determines that is material; provided, however, that the parties agree that, any Related Party Transaction where the amount involved exceeds $80 million shall be deemed material if the Company’s Market Value (as defined in the Stockholders’ Agreement) at such time is below $750 million; provided further, however, in determining if a Related Party Transaction is material, the Applicable Committee shall treat all related steps or transactions that form part of a Related Party Transaction as a single Related Party Transaction;

•        From and after the Closing until the Intermediate Sunset Date, the prior approval of the Applicable Committee shall be required in order for the Board to validly approve and authorize a going private transaction pursuant to which the members of the SP Group would acquire all of the outstanding Company Common Stock not held by the SP Group (with any alternative transaction that would have the same impact, a “Going-Private Transaction”). Prior to approving any Going-Private Transaction, the Applicable Committee shall engage financial and legal advisors (and such other advisors as it deems appropriate) to assist in its evaluation of the Going-Private Transaction; and

•        From and after the Closing until the Final Sunset Date, the prior approval of the Applicable Committee shall be required in order for the Board to validly approve and authorize a short-form or squeeze-out merger between the Company and a Person or Persons within the SP Group; provided, however, that prior to approving any such short-form or squeeze-out merger, the Applicable Committee shall engage financial and legal advisors (and such other advisors as it deems appropriate) to assist in its evaluation of the short-form or squeeze-out merger.

•        From and after the Closing until the Final Sunset Date, the prior approval of the Applicable Committee shall be required prior to any transfer of equity interests in the Company by the members of the SP Group if such transfers would result in 80% of the voting power and value of the equity interests in the Company that are held by the members of the SP Group being held by one corporate entity.

Allocation of Reith Litigation Proceeds

Upon any resolution of the lawsuit entitled Reith v. Lichtenstein, et al., C.A. No. 2018-0277-MTZ (Del. Ch. 2018) class and derivative action and any related actions (the “Reith Litigation”) and receipt by the Company of any proceeds received as a result of the Reith Litigation, 70% of any such proceeds minus the Reith Litigation Expenses (as defined in the Stockholders’ Agreement) (the “Reith Net Litigation Proceeds”) shall be, to the extent not prohibited by applicable Law, promptly distributed by way of a special dividend or other distribution, as determined by the Board (the “Reith Distribution”), to the holders of Company Common Stock outstanding on the record date set by the Board for such dividend or distribution, with the remaining 30% of the Reith Net Litigation Proceeds being retained by the Company. The SP Investors waived any right to receive any portion of the Reith Distribution to the extent of any shares of Company Common Stock held by the SP Investors as of the Closing or acquired upon conversion of any of the Series E Preferred Stock, the Series C Convertible Preferred Stock, and the 7.50% Convertible Senior Note due 2024 of the Company (the “Convertible Instruments”); provided, however, to the extent any SP Investor acquires Company Common Stock after the Closing (other than in connection with the conversion of the Convertible Instruments), but prior to the Reith Distribution, it will be entitled to its pro-rata portion of the Reith Distribution with respect the excess, if any, of (i) the aggregate number of shares of Company Common Stock “beneficially owned” (as defined under Rule 13d-3 of the Exchange Act) by the SP Investors on the date of the Reith Distribution minus (ii) the aggregate number of shares of Company Common Stock beneficially owned the SP Investors immediately following the Closing (which, for the avoidance of doubt, for purposes of both clauses (i) and (ii), shall exclude shares of Company Common Stock issuable upon conversion of the Convertible Instruments).

Series E Certificate of Designations

The following is a summary of the material provisions of the Series E Certificate of Designations of the Company, which governs the terms, rights, restrictions and privileges of the Series E Preferred Stock. A copy of the Series E Certificate of Designations of the Company is attached to this proxy statement as Annex C, and which we incorporate by reference into this proxy statement. We encourage you to read carefully the Series E Certificate of Designations of the Company in its entirety, as the rights and restrictions of the Series E Preferred Stock are governed by the express terms of the Series E Certificate of Designations of the Company and not by this summary or any other information contained in this proxy statement. In addition, you should read “Proposal No. 1: The Nasdaq Proposal — Series E Certificate of Designations,” which summarizes the Series E Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of the Company.

Overview

The terms, rights, obligations and preferences of the Series E Preferred Stock are set forth in a Series E Certificate of Designations, which has been filed with the Secretary of State of the State of Delaware.

Voting Rights

If the Nasdaq Proposal is not approved, the Series E Preferred Stock will be non-voting and will not have the right to vote on any matters presented to the stockholders of the Company. If the Nasdaq Proposal is approved, each holder of Series E Preferred Stock (a “Holder”) will be entitled to vote with holders of outstanding shares of Company Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Company, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law.

Dividends

Holders are not currently entitled to receive any dividends or other distributions from the Company. If the Nasdaq Proposal is approved, Holders will be entitled to participate equally and ratably with the holders of shares of Company Common Stock in all dividends or other distributions on the shares of Company Common Stock as if, immediately prior to each record date for payment of dividends or other distributions on the Company Common Stock, shares of Series E Preferred Stock then outstanding were converted into shares of Company Common Stock. Dividends or other distributions payable will be payable on the same date that such dividends or other distributions are payable to holders of shares of Company Common Stock, and no dividends or other distributions will be payable to holders of shares of Company Common Stock unless dividends or such other distributions are also paid at the same time in respect of the Series E Preferred Stock.

Liquidation

Upon the occurrence of a Liquidation Event (as defined in the Series E Certificate of Designations) the Holders will be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Company to the holders of Company Common Stock, an amount per share in cash equal to $58.1087 (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series E Preferred Stock (the “Series E Preferred Stock Liquidation Preference”).

If, upon the occurrence of a Liquidation Event, the assets and funds distributed among the Holders are insufficient to permit the payment to such Holders of the full Series E Preferred Stock Liquidation Preference, then (x) the Company will be required to take any action necessary or appropriate, to the extent permissible under applicable law and reasonably within its control, to remove promptly any impediments to its ability to pay the total Series E Preferred Stock Liquidation Preference, including to the extent permissible under applicable law, reducing the stated capital of the Company or causing a revaluation of the assets of the Company to create sufficient surplus to make such payment.

In the event that the Series E Preferred Stock Liquidation Preference is not paid with respect to any shares of Series E Preferred Stock, such shares shall continue to be entitled to dividends. In the event that the Series E Preferred Stock Liquidation Preference is not paid with respect to any shares of Series E Preferred Stock, all such shares will remain outstanding and entitled to all the rights and preferences provided in the Series E Certificate of Designations.

Upon the occurrence of a Liquidation Event, following completion of the distributions to the holders of Series C Preferred Stock and the payment in full of the Series E Preferred Stock Liquidation Preference, if assets or surplus funds remain in the Corporation, no further payments shall be due with respect to the Series C Preferred Stock or Series E Preferred Stock, and the holders of Company Common Stock and all other equity or equity equivalent securities of the Corporation other than the Series C Preferred Stock and the Series E Preferred Stock shall share in all remaining assets of the Company.

Conversion Rights

If the Nasdaq Proposal is not approved, the Series E Preferred Stock will not be convertible into Company Common Stock or any other security of the Company. Following the date on which Nasdaq Proposal is approved, Holder, may, at its option, convert all or any shares of Series E Preferred Stock held by such Holder into Company Common Stock based on a conversion price of $1.10 (the “Conversion Price”) for the Series E Preferred Stock.

The number of shares of Company Common Stock issuable upon any conversion of shares of Series E Preferred Stock hereunder shall equal the quotient of (x) the product of (A) the Series E Preferred Stock Liquidation Preference (as adjusted for any stock split of the Series E Preferred Stock, stock combination of the Series E Preferred Stock or other similar transaction of the Series E Preferred Stock) multiplied by (B) the number of shares of Series E Preferred Stock to be converted, divided by, (y) the Conversion Price on the date of such conversion.

Redemption

The Company shall not have any right to redeem the Series E Preferred Stock, and the Holder shall not have any right to cause the Company to redeem the Series E Preferred Stock.

Adjustments

If the Company effects a subdivision of the outstanding Company Common Stock, then the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the date of first issuance of such Series E Preferred Stock (the “Original Issue Date”), the Company combines the outstanding shares of Company Common Stock into a smaller number of shares, then the Conversion Price in effect immediately before the combination shall be proportionately increased.

If at any time or from time to time on or after the Original Issue Date the Company Common Stock issuable upon the conversion of the Series E Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise, in any such event each Holder shall then have the right to convert Series E Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Company Common Stock into which such shares of Series E Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided in the Series E Certificate of Designations or with respect to such other securities or property by the terms thereof.

The Company is not required to issue or cause to be issued fractional shares of Company Common Stock on conversion of Series E Preferred Stock. Subject to certain exceptions, if any fraction of a share of Company Common Stock would be issuable upon conversion of Series E Preferred Stock, then the number of shares of Company Common Stock to be issued will be rounded down to the nearest whole share, and the Company shall, in lieu of issuing any fractional share, pay an amount of cash equal to the product of such fractions multiplied by the Conversion Price on the date of conversion.

Voting Agreement

The Company and the SP Investors entered into the Voting Agreement. On the terms and conditions set forth in the Voting Agreement, the SP Investors have agreed to vote (or cause to be voted) all the shares of Company Common Stock and Series C Preferred Stock beneficially owned by such persons at the Special Meeting, among other matters, for the approval of the Nasdaq Proposal. The SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Nasdaq Proposal. Abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

The foregoing description of the Voting Agreement is qualified in its entirety by the full text of such agreement, a copy of which is included as Annex D hereto.

The Board recommends that the stockholders vote FOR the Nasdaq Proposal.

PROPOSAL NO. 2: THE REVERSE/FORWARD STOCK SPLIT PROPOSAL

Summary

Our Board has authorized and recommends for your approval, amendments to our Charter to effect the Reverse/Forward Stok Split of our Company Common Stock. If approved by the stockholders, our Charter would be amended to reclassify the Company Common Stock by combining the outstanding shares of the Company Common Stock into a lesser number of shares at the ratio of 1-for-3,500. Immediately after the effectiveness of the Reverse Stock Split, our Charter would be further amended to reclassify the Company Common Stock by subdividing the outstanding shares of the Company Common Stock into a greater number of outstanding shares at the ratio of 375-for-1. As permitted by Delaware law, each holder of fewer than 3,500 shares of Company Common Stock prior to the Reverse Stock Split, and each holder of fractional shares following the Forward Stock Split, will not receive fractional shares in the Reverse Stock Split or Forward Stock Split, as applicable, but in lieu of such fractional share interests shall be entitled to receive a cash payment as described below. We refer to the Reverse Stock Split, the Forward Stock Split and these cash payments, collectively, as the “Reverse/Forward Stock Split”.

If approved by the stockholders, the Reverse/Forward Stock Split will become effective on such date as may be determined by our Board upon the filing and effectiveness of the necessary amendments to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (which we refer to as the “Effective Date”). The form of the proposed amendment to our Restated Certificate of Incorporation necessary to effect the Reverse Stock Split is attached to this proxy statement as Annex F and the form of the proposed amendment to our Restated Certificate of Incorporation necessary to effect the Forward Stock Split immediately after the Reverse Stock Split is attached hereto as Annex G. Even if approved by the stockholders, our Board retains the authority to abandon the Reverse/Forward Stock Split for any reason at any time prior to the Effective Date. Thus, following stockholder approval, the Board may, at its discretion, cause the filing of the amendments to effect the Reverse/Forward Stock Split or abandon the amendments and not effect the Reverse/Forward Stock Split if it determines that any such action is or is not in the best interests of the Company and its stockholders. The Board’s decision as to whether and when to effect the Reverse/Forward Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Company Common Stock, and the Nasdaq Rules.

Treatment of Fractional Shares

No fractional shares will be issued in connection with the Reverse/Forward Stock Split. Instead, the Company will pay cash (without interest) to any stockholder who would be entitled to receive a fractional share as a result of the Reverse/Forward Stock Split. If our stockholders approve this proposal at the Special Meeting and the Reverse/Forward Stock Split is completed, (i) stockholders who hold fewer than 3,500 shares immediately prior to the Reverse Stock Split shall be paid in cash (without interest) an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the Effective Date of the Reverse Stock Split (the “Reverse Split Payment”) and (ii) any remaining stockholders who would have been entitled to receive fractions of a share as a result of the Reverse/Forward Stock Split shall be paid in cash (without interest) an amount equal to such fractions multiplied by the average of the closing sales prices of the Company Common Stock on Nasdaq for the five consecutive trading days immediately preceding the effective date of the Reverse/Forward Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse/Forward Stock Split) (the “Forward Split Payment”, and, together with the Reverse Split Payment, the “Payments”).

The Reverse/Forward Stock Split is not a “going private” transaction and is not being proposed in anticipation of a “going private” transaction. However, no assurance can be given that the Company will not pursue a “going private” transaction in the future.

As a result of the Reverse/Forward Stock Split, if you own less than 3,500 shares immediately prior to the Reverse Stock Split, you will receive cash for those shares. If you hold more than 3,500 shares immediately prior to the Reverse Stock Split, and would otherwise receive fractional shares as a result of the Forward Stock Split, you will receive cash for those fractional shares.

Effect on Stockholders

If approved by the stockholders at the Special Meeting and implemented by our Board, the Reverse/Forward Stock Split will affect our stockholders as follows:

Stockholder Before Completion of the Reverse/Forward Stock Split	Net Effect After Completion of the Reverse/Forward Stock Split
Registered stockholders holding 3,500 or more shares of Company Common Stock.

The total number of shares held in such accounts will decrease as a result of the Reverse/Forward Stock Split and any shareholders who receive fractional shares as a result of the Reverse/Forward Stock Split will receive a Forward Split Payment.

Registered stockholders holding fewer than 3,500 shares of Company Common Stock.	Shares will be converted into the right to receive a Reverse Split Payment.
Stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker).

We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Company Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Reasons for the Reverse/Forward Stock Split

Our Board recommends that stockholders approve the Reverse/Forward Stock Split for the following reasons. These, and other reasons, are described in detail under “Background and Purpose of the Reverse/Forward Stock Split” below.

Issue	Solution

We have a large number of stockholders that own relatively few shares. Specifically, as of May 2, 2023, approximately 287 stockholders (including approximately 287 of 307 registered stockholders) held fewer than 3,500 shares of Company Common Stock in their accounts. These stockholders represented only approximately 0.2% of the total number of outstanding shares of Company Common Stock. Continuing to maintain accounts for these stockholders, including expenses associated with required stockholder mailings, costs us at least $0.2 thousand per year.

The Reverse/Forward Stock Split will reduce the number of stockholders who own relatively few shares, resulting in a cost savings to us.

In many cases, it is very expensive on a relative basis for stockholders with fewer than 3,500 shares to sell their shares on the open market, as the commissions would represent a disproportionate share of proceeds from the sale of fewer than 3,500 shares.

The Reverse/Forward Stock Split will cash out (without interest) stockholders with small accounts without transaction costs such as brokerage fees. However, if these stockholders do not want to cash out their holdings of Company Common Stock, they may purchase additional shares on the open market to increase the number of shares of Company Common Stock in their account to at least 3,500 shares, or, if applicable, consolidate their accounts into an account with at least 3,500 shares of Company Common Stock. Any such action should be taken far enough in advance so that it is completed prior to completion of the Reverse/Forward Stock Split.

Issue	Solution

Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Company Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Company Common Stock.

Our Board believes that the Reverse/Forward Stock Split and any resulting increase in the per-share price of our Company Common Stock will enhance the acceptability and marketability of our Company Common Stock to the financial community and investing public.

Our Company Common Stock has price has ranged between $[0.93] and $1.53] during the 12 month period ended [•], 2023. If the closing price of our Company Common Stock is below $1.00 per share for a period of 30 consecutive trading days, we would expect to receive a deficiency letter from Nasdaq. If our Company Common Stock were delisted from Nasdaq, we may be forced to have our equity securities traded on the OTC Bulletin Board, which is generally considered to be less efficient and not as broad as Nasdaq, and therefore less desirable.

One of the Board’s objectives in proposing the Reverse/Forward Stock Split is to raise the per-share trading price of our Company Common Stock in order to reduce the risk of future non-compliance and/or delisting on Nasdaq.

We cannot assure you that the Reverse/Forward Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse/Forward Stock Split, the market price of our Company Common Stock will increase proportionately to reflect the ratio for the Reverse/Forward Stock Split, that the market price of our Company Common Stock will not decrease to its pre-Reverse/Forward Stock Split level, that our market capitalization will be equal to the market capitalization before the Reverse/Forward Stock Split or that we will be able to maintain our listing on Nasdaq. For more information, see “Risks of the Reverse/Forward Stock Split” below.

Negative Aspects of the Reverse/Forward Stock Split

Stockholders owning less than 3,500 shares should consider the following negative aspects of the Reverse/Forward Stock Split:

•        You will no longer be entitled to vote as a stockholder of ours.

•        You will no longer be entitled to share in any earnings or dividends of ours.

•        You will no longer be entitled to the receipt of proxy statements or other information provided by us to our stockholders.

Structure of the Reverse/Forward Stock Split

The Reverse/Forward Stock Split includes both a reverse stock split and a forward stock split of the Company Common Stock. If the Reverse/Forward Stock Split is approved by the stockholders and implemented by our Board, the Reverse Stock Split is expected to occur immediately prior to the Forward Stock Split. Upon consummation of the Reverse Stock Split (and prior to the Forward Stock Split), every 3,500 shares of Company Common Stock held by a stockholder at that time will be combined into one share of Company Common Stock. Any stockholder who holds fewer than 3,500 shares of Company Common Stock immediately prior to the Reverse Stock Split (also referred to as a “Reverse Split Cashed-Out Stockholder”) will receive a Reverse Split Payment instead of fractional shares. The amount of the Reverse Split Payment will be determined and paid as described below. If a stockholder holds 3,500 or more shares of Company Common Stock immediately prior to the Reverse Stock Split, the total number of shares held by such holder will decrease as a result of the Reverse/Forward Stock Split and some stockholders will be entitled to Forward Split Payments as described below.

If stockholders approve this proposal at the Special Meeting and the Reverse/Forward Stock Split is completed, we will issue the Reverse Split Payments and the Forward Split Payments, as applicable.

If a stockholder holding fewer than 3,500 shares of Company Common Stock wants to continue to hold Company Common Stock after the Reverse/Forward Stock Split, such stockholder may do so by taking either of the following actions far enough in advance so that it is completed by the Effective Date of the Reverse/Forward Stock Split: (A) purchase a sufficient number of shares of Company Common Stock so that such stockholder holds at least 3,500 of shares of Company Common Stock, or (B) if applicable, consolidate such stockholder’s accounts so that such stockholder holds at least 3,500 of shares of Company Common Stock in one account.

The Forward Stock Split will be effected immediately following the Reverse Stock Split, and all stockholders who are not Reverse-Split Cashed-Out Stockholders will receive 375 shares of Company Common Stock for every one share of Company Common Stock they hold following the Reverse Stock Split. Shareholders that would otherwise hold fractional shares as a result of the Forward Stock Split will be entitled to receive Forward Split Payments. The amount of this cash payment will be determined and paid as described below. We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Company Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Background and Purpose of the Reverse/Forward Stock Split

Our Board believes that the Reverse/Forward Stock Split and any resulting increase in the per-share price of our Company Common Stock will enhance the acceptability and marketability of our Company Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Company Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Company Common Stock.

In addition, one of the Board’s objectives in proposing the Reverse Stock Split is to raise the per-share trading price of our Company Common Stock in order to reduce the risk of future non-compliance and/or delisting on Nasdaq, where our Company Common Stock currently trades under the symbol “STCN.”

Additionally, management has from time to time updated our Board on the then current and anticipated costs related to administering the Company’s stockholder accounts, including transfer agent and administration fees and printing and postage costs associated with the mailing of proxy materials and annual reports to each stockholder. Our Board has evaluated the appropriateness and fairness to the Company’s stockholders of a transaction in the form of a Reverse/Forward Stock Split, which could create future cost savings for the Company related to the administration of its stockholder accounts.

We have a stockholder base of approximately 307 stockholders. As of May 2, 2023, approximately 287 holders of our Company Common Stock (including 287 of 307 registered stockholders) owned fewer than 3,500 shares. At that time, these 287 stockholders represented approximately 93.5% of the total number of holders of Company Common Stock, but held in the aggregate approximately 127,719 shares, or only about 0.2% of the total number of outstanding shares of Company Common Stock.

We expect to benefit from substantial cost savings as a result of the Reverse/Forward Stock Split. The cost of administering each registered stockholder’s account is the same regardless of the number of shares held in that account. Therefore, our costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In fiscal year 2022, we incurred costs for registered stockholders of approximately $0.2 thousand for transfer agent and other administrative fees as well as printing and postage costs to mail proxy materials and the annual report, and printing and postage costs to mail proxy materials and the annual report to street name holders and nominees. It is expected that the total cost of administering stockholder accounts will be reduced if the Reverse/Forward Stock Split is completed.

In addition to reducing administrative costs, the Reverse/Forward Stock Split will also provide stockholders with fewer than 3,500 shares of Company Common Stock with a cost-effective way to cash out their investments, because we will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Stock Split. Otherwise, stockholders with small holdings would likely incur brokerage fees which are disproportionately high relative to the market value of their shares if they wanted to sell their Company Common Stock. The Reverse/Forward Stock Split will eliminate these problems for stockholders holding fewer than 3,500 shares of Company Common Stock.

After undertaking a thorough analysis of the advisability of the Reverse/Forward Stock Split and considering the totality of the circumstances, our Board believed that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders, including stockholders owning less than 3,500 shares of Company Common Stock who would be cashed-out in connection with the Reverse Stock Split and stockholders owning 3,500 or more shares of Company Common Stock who would continue as owners of the Company and who would receive Forward Split Payments as a result of the Forward Stock Split. Consummation of the Reverse/Forward Stock Split is conditioned on the approval of stockholders of the Company holding a majority of the issued and outstanding shares of Company Common Stock. In addition, the effectuation of the Reverse/Forward Stock Split is further conditioned on our Board’s consideration of the totality of the circumstances.

Effect of the Reverse/Forward Stock Split on Steel Connect’s Stockholders

Set forth below is a summary of the effect of the Reverse/Forward Stock Split on the following categories of holders:

•        Registered Stockholders with a Record Account of Fewer than 3,500 Shares

•        Registered Stockholders with 3,500 or More Shares of Company Common Stock

•        Street Name Holders of our Company Common Stock (through a nominee such as a bank or broker)

•        Our Current and Former Employees and Directors (all of which will be treated the same as other stockholders)

Stockholders with a Record Account of Fewer than 3,500 Shares:

If we complete the Reverse/Forward Stock Split and you are a Reverse Split Cashed-Out Stockholder (i.e., a stockholder holding fewer than 3,500 shares of Company Common Stock immediately prior to the Reverse Stock Split):

•        You will not receive fractional shares of stock as a result of the Reverse Stock Split.

•        Instead of receiving fractional shares, you will receive a Reverse Split Payment in exchange for your shares. For example, if you held 3,000 shares of Company Common Stock in your account immediately prior to the Reverse Stock Split, you would receive a cash payment equal to 3,000 multiplied by the Reverse Split Payment. See “Determination of Payments” below.

•        After the Reverse Stock Split, you will have no further interest in us with respect to your shares. These shares will no longer entitle you to the right to vote as a stockholder or share in our earnings or profits, or in any dividends paid after the Reverse Stock Split. In other words, you will no longer hold your shares; you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the shares.

•        You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Stock Split.

•        Following the time that we effect the Reverse Stock Split, you will receive a Reverse Split Payment in accordance with the procedures described below.

If you hold Book-Entry Shares:

•        Registered stockholders commonly hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Company Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•        If you are a Reverse Split Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

If you hold Certificated Shares:

•        If you are a Reverse Split Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a letter of transmittal as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to AST, together with a completed and executed copy of the letter of transmittal. Please do not send your certificate(s) until you receive your letter of transmittal. For further information, see “Stock Certificates” below.

•        All amounts owed to you will be subject to applicable federal and state income tax and state abandoned property laws. For further information, see “U.S. Federal Income Tax Consequences” below.

•        You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Stock Split.

If you want to continue to hold Company Common Stock after the Reverse/Forward Stock Split, you may do so by taking either of the following actions far enough in advance so that it is completed by 5:00 p.m. Eastern Time on the Effective Date: (1) purchase a sufficient number of shares of Company Common Stock on the open market so that you hold at least 3,500 shares of Company Common Stock in your account prior to the Reverse Stock Split; or (2) if applicable, consolidate your accounts so that you hold at least 3,500 shares of Company Common Stock in one account prior to the Reverse Stock Split.

Stockholders with 3,500 or More Shares of Company Common Stock:

If you are a registered stockholder with 3,500 or more shares of Company Common Stock as of 5:00 p.m. Eastern Time on the Effective Date, we will first convert your shares into one five-thousandth (1/3,500) of the number of shares you held immediately prior to the Reverse Stock Split. One minute after the Reverse Stock Split, at 5:01 p.m. Eastern Time on the Effective Date, we will convert your shares in the Forward Stock Split into 375 times the number of shares you held after the Reverse Stock Split. For example, if you held 4,200 shares of Company Common Stock in your account immediately prior to the Reverse Stock Split, your shares would be converted into 1.20 shares in the Reverse Stock Split and then to 450 shares in the Forward Stock Split. However, if you hold a certificate evidencing such shares, you will need to submit the certificate to be exchanged for new certificates evidencing ownership of the new number of shares on a post Reverse/Forward Stock Split basis.

If you are a stockholder who would hold any fractional shares of Company Common Stock as a result of the Forward Stock Split:

•        You will not receive fractional shares of Company Common Stock as a result of the Forward Stock Split.

•        Instead of receiving fractional shares, you will receive a Forward Split Payment. See “Determination of Payments” below.

•        You will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the shares.

•        You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Stock Split.

•        Following the time that we effect the Forward Stock Split, you will receive a Forward Split Payment in accordance with the procedures described below.

If you hold Book-Entry Shares:

•        Registered stockholders commonly hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Company Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•        If you are a stockholder receiving a Forward Split Payment who holds registered shares in a book-entry account, you do not need to take any action to receive your Forward Split Payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a Forward Split Payment.

If you hold Certificated Shares:

•        If you are a stockholder receiving a Forward Split Payment and hold a certificate evidencing your shares, you will need to submit the certificate to be exchanged for new certificates evidencing ownership of the new number of shares on a post Reverse/Forward Stock Split basis. Stockholders will receive instructions from AST with instructions regarding exchange of their certificates and should neither destroy any stock certificates nor submit any stock certificates until instructed to do so. These instructions will specify how you can exchange your certificate representing the pre-Reverse/Forward Stock Split shares of our Company Common Stock for a statement of holding. For further information, see “Stock Certificates” below.

•        All amounts owed to you will be subject to applicable federal and state income tax and state abandoned property laws. For further information, see “U.S. Federal Income Tax Consequences” below.

•        You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Stock Split.

Street Name Holders of our Company Common Stock:

We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Company Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Holders under Company Benefit Plans and Convertible Securities Instruments

The administrator of the Company’s equity incentive plans will make equitable adjustments as the administrator in its discretion may deem appropriate to reflect the Reverse/Forward Stock Split with respect to the aggregate number of shares that may be issued under outstanding equity awards and the exercise prices of options outstanding under the plans and the aggregate number of shares that may be issued under outstanding equity awards under and from the reserve of the plans. The number of shares of Company Common Stock issuable upon the exercise of Series C Preferred Stock and the Series E Preferred Stock immediately prior to the Reverse/Forward Stock Split will be proportionately decreased and the conversion price of the Series C Preferred Stock and the Series E Preferred Stock will be proportionately increased, effective at the close of business on the date of such Reverse/Forward Stock Split.

Effect of the Reverse/Forward Stock Split on Steel Connect

The Reverse/Forward Stock Split will not affect the public registration of the Company Common Stock with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similarly, we do not expect the Reverse/Forward Stock Split will affect the continued listing of the Company Common Stock on Nasdaq.

The number of shares of authorized Company Common Stock will not change as a result of the Reverse/Forward Stock Split; however, the number of shares of outstanding Company Common Stock will decrease as a result of the Reverse/Forward Stock Split. The Company expects 60,942,460 shares of Company Common Stock will be outstanding following the Reverse/Forward Stock Split, and the SP Investors will hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis) following the Reverse/Forward Stock Split. As a result of the Reverse/Forward Stock Split, the Company will make Reverse Split Payments and Forward Split Payments, as applicable.

The effectuation of the Reverse/Forward Stock Split would not, by itself, affect our assets or business prospects. The par value of the Company Common Stock will remain at $0.01 per share after the Reverse/Forward Stock Split. If implemented, the Reverse/Forward Stock Split would not have any effect on our current dividend policy. We currently intend to retain earnings, if any, to support our business and do not anticipate paying cash dividends in the foreseeable future. Payment of future dividends, if any, will be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, any restrictions on payment of dividends under our credit facility, current and anticipated cash needs and plans for expansion.

Determination of Payments

Stockholders who hold less than 3,500 shares of Company Common Stock immediately prior to the Reverse Stock Split will receive Reverse Split Payments. Stockholders holding more than 3,500 shares of Company Common Stock immediately prior to the Reverse Stock Split, and who receive fractional shares as a result of the Forward Stock Split, will receive Forward Split Payments. The amounts of the Payments shall be calculated by the Company in its sole discretion and such calculations shall be final and binding on all parties.

Stock Certificates

Any certificates representing shares of Company Common Stock held by registered stockholders owning 3,500 or more shares of Company Common Stock immediately prior to the Reverse/Forward Stock Split will need to be exchanged for new certificates evidencing ownership of a new number of shares but on a post-Reverse/Forward Stock Split basis. Stockholders will receive instructions from AST with instructions regarding exchange of their certificates and should neither destroy any stock certificates nor submit any stock certificates until instructed to do so.

Any certificates representing shares of Company Common Stock held by registered stockholders owning less than 3,500 shares of Company Common Stock immediately prior to the Reverse/Forward Stock Split will need to be surrendered in order to receive Reverse Split Payments. Stockholders must complete and sign the letter of transmittal that will be sent by AST and return it to AST with their stock certificate(s) before they can receive Reverse Split Payments. Stockholders will receive instructions from AST with instructions regarding the surrender of their certificates and should neither destroy any stock certificates nor submit any stock certificates until instructed to do so.

Even if approved by the stockholders, our Board retains the authority to abandon the Reverse/Forward Stock Split for any reason at any time prior to the Effective Date.

Risks of the Proposed Reverse/Forward Stock Split

We cannot assure you that the proposed Reverse/Forward Stock Split will increase the price of our Company Common Stock and have the desired effect of maintaining compliance with Nasdaq.

As noted above, if the Reverse/Forward Stock Split is implemented, our Board expects that it will increase the market price of our Company Common Stock so that we are able to maintain compliance with the Nasdaq Rules. However, the effect of the Reverse/Forward Stock Split upon the market price of our Company Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per-share price of our Company Common Stock after the Reverse/Forward Stock Split will not rise in proportion to the reduction in the number of shares of our Company Common Stock outstanding resulting from the Reverse/Forward Stock Split, (ii) the market price per post-Reverse/Forward Stock Split share may ultimately not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse/Forward Stock Split may not result in a per-share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse/Forward Stock Split is implemented, the market price of our Company Common Stock may decrease due to factors unrelated to the Reverse/Forward Stock Split. In any case, the market price of our Company Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance, general market conditions and prospects for future success. If the Reverse/Forward Stock Split is consummated and the trading price of our Company Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse/Forward Stock Split. Even if the market price per post-Reverse/Forward Stock Split share of our Company Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq Rules related to the minimum market value of the public float.

A decline in the market price of our Company Common Stock after the Reverse/Forward Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse/Forward Stock Split is implemented and the market price of our Company Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse/Forward Stock Split. The market price of our Company Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Company Common Stock outstanding.

The proposed Reverse/Forward Stock Split may decrease the liquidity of our Company Common Stock.

Although our Board believes that the decrease in the number of shares of our Company Common Stock outstanding as a consequence of the Reverse/Forward Stock Split and the anticipated increase in the market price of our Company Common Stock could encourage interest in our Company Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse/Forward Stock Split. The liquidity of our Company Common Stock may be harmed by the proposed Reverse/Forward Stock Split given the reduced number of shares of Company Common Stock that would be outstanding after the Reverse/Forward Stock Split, particularly if the stock price does not increase as a result of the Reverse/Forward Stock Split.

U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of the consummation of the Reverse/Forward Stock Split generally applicable to U.S. Holders (as defined below) of the Company Common Stock and to us. This summary addresses only those U.S. Holders of Company Common Stock that have held, and will hold, their shares as capital assets. This summary does not discuss all aspects of U.S. federal income taxation which may be important to holders of Company Common Stock in light of their individual circumstances or that are subject to special rules (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, regulated investment companies or real estate investment trusts, partnerships or other flow-through entities for U.S. federal income tax purposes and their partners or members, holders who received Company Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, Company Common Stock as part of a straddle, hedging, or conversion transaction for U.S. federal income tax purposes, or persons subject to special tax accounting rules as a result of any item of gross income with respect to our Company Common Stock being taken into account in an applicable financial statement). Further, this summary does not address the impact of the Medicare surtax on certain net investment income or the alternative minimum tax, or the U.S. federal estate or gift tax laws. The following summary is based upon U.S. federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of counsel has been obtained in connection with the Reverse/Forward Stock Split. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each holder of Company Common Stock is advised to consult his or her tax advisor as to the particular facts and circumstances which might be unique to such holder, and also to any state, local, foreign, and other tax consequences of the Reverse/Forward Stock Split, in light of his or her specific circumstances.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Company Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

U.S. Federal Income Tax Consequences for the Company

We believe that the Reverse/Forward Stock Split should be treated as a tax-free “recapitalization” for federal income tax purposes. Accordingly, we should not recognize any gain or loss as a result of the Reverse/Forward Stock Split.

U.S. Holders

U.S. Federal Income Tax Consequences to U.S. Holders Who Do Not Receive Payments in the Reverse/Forward Stock Split

If you (1) continue to hold Company Common Stock immediately after the Reverse/Forward Stock Split, and (2) receive no payment as a result of the Reverse/Forward Stock Split, you will not recognize any gain or loss in the Reverse/Forward Stock Split for U.S. federal income tax purposes and you will have the same adjusted tax basis and holding period in your Company Common Stock as you had in such stock immediately prior to the Reverse/Forward Stock Split.

U.S. Federal Income Tax Consequences to U.S. Holders Who Receive Payments in the Reverse/Forward Stock Split

If you receive cash as a result of the Reverse/Forward Stock Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Company Common Stock immediately after the Reverse/Forward Stock Split, as explained below.

U.S Holders Who Exchange All of Their Company Common Stock for Cash as a Result of the Reverse/Forward Stock Split

If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Stock Split, (2) you do not continue to hold any Company Common Stock immediately after the Reverse/Forward Stock Split, and (3) you are not “related” to any person or entity that holds Company Common Stock immediately after the Reverse/Forward Stock Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your Company Common Stock and your aggregate adjusted tax basis in such Company Common Stock.

If you are related to a person or entity who continues to hold Company Common Stock immediately after the Reverse/Forward Stock Split, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is “not essentially equivalent to a dividend,” or (2) is a “substantially disproportionate redemption of stock,” as described below.

•        “Not Essentially Equivalent to a Dividend.” You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Stock Split is considered a “meaningful reduction” given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

•        “Substantially Disproportionate Redemption of Stock.” The receipt of cash in the Reverse/Forward Stock Split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of Company Common Stock owned by you immediately after the Reverse/Forward Stock Split is less than 80% of the percentage of shares of Company Common Stock owned by you immediately before the Reverse/Forward Stock Split and you own less than 50% of the outstanding shares of Company Common Stock after the Reverse/Forward Stock Split.

In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the redemption of shares of Company Common Stock is not treated as capital gain under any of the tests, then the entire amount of the payment you receive for your shares will be treated first as ordinary dividend income to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain.

Stockholders Who Both Receive Cash and Continue to Hold Company Common Stock Immediately After the Reverse/Forward Stock Split

If you receive cash as a result of the Reverse/Forward Stock Split and continue to hold Company Common Stock immediately after the Reverse/Forward Stock Split, you generally will be subject to the same rules for determining tax treatment as described above, the same as if you constructively continue to hold shares of Company Common Stock. If you meet either the “not essentially equivalent to a dividend” test or the “substantially disproportionate redemption of stock “test, then you will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of your shares of Company Common Stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Stock Split. In determining whether you meet either test, you must take into account as shares you own both shares of Company Common Stock that you actually own and constructively own (i.e., shares owned by certain individuals or entities related to you) before and after the Reverse/Forward Stock Split. Your aggregate adjusted tax basis in your shares of Company Common Stock held immediately after the Reverse/Forward Stock Split will be equal to your aggregate adjusted tax basis in your shares of Company Common Stock held immediately prior to the Reverse/Forward Stock Split, increased by any gain recognized in the Reverse/Forward Stock Split, and decreased by the amount of cash received in the Reverse/Forward Stock Split.

Any gain recognized in the Reverse/Forward Stock Split will be treated, for federal income tax purposes, as long-term capital gain (assuming that your receipt of cash either (i) is “not essentially equivalent to a dividend” with respect to you, or (ii) is a “substantially disproportionate redemption of stock” with respect to you) provided that you have held your shares for more than one (1) year. If you acquired shares redeemed in the Reverse/Forward Stock Split at different times, you will be required to compute such gain and determine whether such gain is long-term or not, separately with respect to each such acquisition of shares. In applying these tests, you may be able to take into account sales of shares of Company Common Stock that occur substantially contemporaneously with the Reverse/Forward Stock Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

You may be subject to backup withholding (currently at a rate of 24%) on cash received pursuant to the Reverse/Forward Stock Split. Backup withholding will not apply, however, if you provide a correct taxpayer identification number or come within certain exempt categories and otherwise comply with applicable certification requirements. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided that you furnish certain required information to the Internal Revenue Service in a timely manner.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD STOCK SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Interests of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of Company Common Stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other stockholders. As a result of the Reverse/Forward Stock Split, the ownership of the Company by each of Warren Lichtenstein, our Interim Chief Executive Officer, Director and the Executive Chairman of our Board, and Jack Howard, a member of our Board, will change by less than 0.1%.

Reservation of Rights

We reserve the right to abandon the Reverse/Forward Stock Split without further action by our stockholders at any time before the filing of the necessary amendments to our Restated Certificate of Incorporation with the Delaware Secretary of State, even if the Reverse/Forward Stock Split has been authorized by our stockholders at the Special Meeting, and by voting in favor of the Reverse/Forward Stock Split, you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Stock Split if our Board should so decide. Our Board is further authorized to determine when to file the necessary amendments to our Restated Certificate of Incorporation with the Delaware Secretary of State at any time on or before the 12-month anniversary of stockholder approval thereof.

No Appraisal Rights

Stockholders do not have appraisal rights under Delaware state law or under our Restated Certificate of Incorporation or bylaws in connection with the Reverse/Forward Stock Split.

Vote Required

Approval of the Reverse/Forward Stock Split requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis), voting together as a single class. Abstentions will have the effect of a vote “AGAINST” this proposal. No broker non-votes are expected on this proposal.

The SP Investors hold 52.6% of the voting power of the Company Common Stock and Series C Preferred Stock (voting on an as converted to shares of Company Common Stock basis). Accordingly, the voting of such shares by the SP Investors at the Special Meeting will be sufficient to approve the Reverse/Forward Stock Split Proposal, and the SP Investors have indicated they intend to vote in favor of the Reverse/Forward Stock Split Proposal.

The Board recommends that the stockholders vote FOR the Reverse/Forward Stock Split Proposal.

PROPOSAL NO. 3: THE ADJOURNMENT PROPOSAL

At the Special Meeting, we may ask stockholders to vote upon an adjournment of the Special Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for the approval of the Nasdaq Proposal or the Stock Split Proposal.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn any adjourned session of the Special Meeting and use the additional time to ensure that any necessary supplement or amendment to the proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Nasdaq Proposal or the Stock Split Proposal to defeat that proposal, we could adjourn the Special Meeting without a vote to approve the Nasdaq Proposal or the Stock Split Proposal and seek to convince the holders of those shares to change their votes to vote in favor of the approval of the Nasdaq Proposal or the Stock Split Proposal.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of outstanding shares of capital stock, which have voting power present in person or represented by proxy. Abstentions will have the same effect as a vote “AGAINST” the proposal, and broker non-votes will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

security ownership of certain beneficial owners and management

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of May 7, 2023, with respect to the beneficial ownership of shares of all classes of the Company’s voting securities by: (i) each person known to us to beneficially own 5% or more of the outstanding securities of any such class; (ii) the members of the Board of the Company; (iii) the Named Executive Officers; and (iv) all current executive officers and directors, as a group. This table does not reflect events occurring after the Record Date. Unless otherwise indicated, the address of each person is c/o Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

Name of Beneficial Owner	Number of Shares of Common Stock Before Reverse/Forward Stock Split(1)	Pre-Reverse/ Forward Stock Split Percentage(2)	Post-Reverse/ Forward Stock Split Percentage(2)
5% Stockholders
Steel Partners Holdings L.P.(3) 590 Madison Ave., 32nd Floor New York, New York 10022	226,803,607	85.1%	85.1%

Directors
Jeffrey J. Fenton(4)	530,392	*	*
Glen M. Kassan(5)	484,636	*	*
Maria U. Molland(6)	248,120	*	*
Warren G. Lichtenstein(7)	1,714,585	*	*
Jeffrey S. Wald(8)	502,881	*	*
Jack L. Howard(9)	931,514	*	*
Renata Simril(10)	214,294	*	*

Named Executive Officers
Fawaz Khalil(11)	69,624	*	*
Jason Wong		*	*
All current executive officers and directors, as a group (9 persons)	4,696,046	1.7%	1.7%

____________

(1)      Pursuant to the rules of the SEC, this table shows beneficial ownership by the enumerated persons of all of the Company’s outstanding voting securities, which include the shares of Company Common Stock, the Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) and the Series E Preferred Stock issued pursuant to that certain Transfer and Exchange Agreement, dated as of, April 30, 2023. The holder of the Series C Preferred Stock is entitled to vote the stock on each matter brought before a Special Meeting of stockholders on an as-converted basis together with the holders of the shares of Company Common Stock. The Series E Preferred Stock is currently non-voting, not entitled to participate in any dividend distributions and is not entitled to convert into shares of Company Common Stock. Following approval of the Nasdaq proposal, the Series E Preferred Stock will be convertible into shares of Company Common Stock within 60 days. Such shares of Series C Preferred Stock were also convertible into 17,857,143 shares of Company Common Stock and such shares of Series E Preferred Stock were also convertible into 184,891,314 shares of Company Common Stock within 60 days and such shares of the 7.50% Convertible Senior Note due 2024 (the “Convertible Senior Note”) were also convertible into 5,872,441 shares of Company Common Stock and are thus shown as being beneficially owned pursuant only to that class of voting securities.

For purposes of this table, beneficial ownership is determined by rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the person has sole or shared voting power or investment power and also any shares which the person has the right to acquire within 60 days after May 2, 2023, including, in the case of an executive officer or director, shares acquirable upon termination of such individual’s service other than for death, disability or involuntary termination (“Presently Exercisable Rights”). For awards of restricted stock, the number of shares of Company Common Stock beneficially owned also includes shares over which the executive officer or director may currently exercise full voting rights, regardless of whether they vest within 60 days after May 2, 2023. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Company Common Stock or Series C Preferred Stock listed as owned by such person unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(2)      Number of shares deemed outstanding consists of 269,563,362 shares of Company Common Stock as of May 7, 2023, including, for computation purposes only for the person in question, any shares subject to Presently Exercisable Rights held by that person. An asterisk indicates ownership of less than one percent of Company Common Stock outstanding.

(3)      Based on information provided in the Schedule 13D filed by Handy & Harman Ltd., a Delaware corporation (“HNH”), WHX CS Corp., a Delaware corporation (“WHX CS”), Steel Excel, WF Asset Corp., a Delaware corporation (“WF Asset”), WebFinancial, Steel Partners, SPHG, SPHG Holdings, Steel Partners Holdings GP Inc., a Delaware corporation (“Steel Holdings GP”), Mr. Lichtenstein, Steel Partners, Ltd., a Delaware corporation (“SPL”), and Mr. Howard filed as of April 30, 2023, updated for any additional subsequent activities:

•        HNH owns 100% of the outstanding shares of common stock of WHX CS. Steel Excel owns 100% of the outstanding shares of common stock of HNH and is a majority shareholder of WF Asset. SPHG Holdings owns 100% of the outstanding shares of common stock of Steel Excel. Accordingly, each of Steel Partners, SPHG, SPHG Holdings and Steel Holdings GP may be deemed to beneficially own the Company Common Stock beneficially owned by Steel Excel; each of Steel Partners, SPHG, SPHG Holdings, Steel Holdings GP and Steel Excel may be deemed to beneficially own the shares of Company Common Stock owned directly by WF Asset; and, each of Steel Partners, SPHG, SPHG Holdings, Steel Holdings GP, Steel Excel and HNH may be deemed to beneficially own the Shares owned directly by WHX CS. Each of Steel Partners, SPHG, SPHG Holdings and Steel Holdings GP disclaims beneficial ownership of the shares of Company Common Stock owned directly by HNH.

•        SPHG beneficially owns an additional (i) 17,857,143 shares of common stock underlying the current convertible Series C Preferred Stock, (ii) 5,918,794 shares of Company Common Stock underlying currently non-convertible Series E Preferred Stock convertible within 60 days and (iii) 5,872,441 shares of common stock underlying the Convertible Senior Note. Steel Partners owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings and owns 100% of the outstanding shares of WebFinancial. Steel Holdings GP is the general partner of Steel Partners, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue the relationships discussed above, each of Steel Partners, SPHG and Steel Holdings GP (i) may be deemed to beneficially own, and share voting and dispositive power over, the shares of Company Common Stock owned directly by SPHG Holdings and (ii) may be deemed to beneficially own the shares of Company Common Stock underlying the Series E Preferred Stock. Each of SPHG, Steel Partners and Steel Holdings GP disclaims beneficial ownership of the shares of Company Common Stock owned directly and beneficially by SPHG Holdings except to the extent of its pecuniary interest therein.

•        WHX CS directly owns 5,940,170 shares of Company Common Stock. HNH owns the majority of the outstanding shares of WHX CS, SPHG Holdings owns 100% of the outstanding shares of Steel Excel, and Steel Excel owns 100% of the outstanding shares of HNH. Steel Partners owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Partners, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of HNH, SPHG Holdings, Steel Partners, SPHG, Steel Excel and Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Company Common Stock owned directly by WHX. Each of HNH, SPHG Holdings, Steel Partners, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Company Common Stock owned directly by WHX.

•        Steel Partners beneficially owns shares of Company Common Stock and includes 17,857,143 shares of Company Common Stock underlying Series C Preferred Stock, 184,891,318 shares of Company Common Stock underlying Series E Preferred Stock and 5,872,441 shares of Company Common Stock underlying the Convertible Senior Note. As the general partner of Steel Partners, Steel Holdings GP may be deemed to beneficially own, and shares voting and dispositive power over, the shares of Company Common Stock owned directly by Steel Partners.

•        SPL directly owns 60,000 shares of Company Common Stock. As the CEO of SPL, Mr. Lichtenstein may be deemed to beneficially own, and shares voting and dispositive power over, the shares of Company Common Stock owned directly by SPL.

•        According to filings made pursuant to Section 13(d) and 16 of the Exchange Act, Messrs. Lichtenstein and Howard are members of a Section 13(d) group with respect the shares of Company Common Stock described in this Footnote 3, pursuant to which they collectively and beneficially own 34.9% of our outstanding shares of Company Common Stock. For more information, see Footnotes 7 and 9.

(4)      Mr. Fenton directly owns 530,392 shares of Company Common Stock.

(5)      Mr. Kassan directly owns 484,636 shares of Company Common Stock.

(6)      Ms. Molland directly owns 248,120 shares of Company Common Stock.

(7)      Mr. Lichtenstein directly owns 1,714,585 shares of Company Common Stock. The reported number also includes 60,000 shares of Company Common Stock owned directly by SPL, of which Mr. Lichtenstein is the Chief Executive Officer. Accordingly, by virtue of Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Company Common Stock owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Company Common Stock owned directly by SPL except to the extent of his pecuniary interest therein. Mr. Lichtenstein is also a member of the Section 13(d) group described in Footnote 3 above. Mr. Lichtenstein disclaims beneficial ownership of the shares of Company Common Stock owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(8)      Mr. Wald directly owns 502,881 shares of Company Common Stock.

(9)      Mr. Howard directly owns 931,514 shares of Company Common Stock. Mr. Howard is a member of the Section 13(d) group described in Footnote 3. Mr. Howard disclaims beneficial ownership of the shares of Company Common Stock owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(10)    Ms. Simril directly owns 214,294 shares of Company Common Stock.

(11)    Mr. Khalil directly owns 69,624 shares of Company Common Stock.

OTHER INFORMATION

Householding of Special Meeting Materials

You may submit proposals, including recommendations of director candidates, for consideration at such future meeting, as follows. Some custodian record holders may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call our Investor Relations Department at 590 Madison Avenue, 32nd Floor, New York, New York 10022, email: investorrelations@steelconnectinc.com, or telephone: (212) 520-2300. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your custodian record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers, and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

Other Matters

The Board does not know of any other matter which may properly come before the Special Meeting. If any other matters are properly presented to the Special Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Provisions for Unaffiliated Stockholders

No provision has been made to grant the Company’s unaffiliated stockholders access to the corporate files of Steel Connect or to obtain counsel or appraisal services at the expense of the Company, any other such party or affiliate.

Future Stockholder Proposals

Steel Connect will hold an Annual Meeting of stockholders in 2023 regardless of the outcome of the Special Meeting, or whether or not it has been held.

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the 2023 Annual Meeting must be received by the Company at Steel Connect, Inc., 590 Madison Avenue, 32nd Floor, New York, New York 10022 (Attn: Legal Department), no later than [•], 2023. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder of the Company wishes to present a proposal or nominate a director before the 2023 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than [•], 2023, and no later than [•], 2023 (unless the Company’s 2022 Annual Meeting is held before [•], 2023, or after [•], 2023, in which case different deadlines are established by the Bylaws), and the stockholder must comply with the requirements of the Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2023 Annual Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2023 Annual Meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement. We incorporate by reference into this proxy statement the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and before the date of the Special Meeting (other than portions of these documents that are described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC):

•        our Annual Report on Form 10-K for the fiscal year ended July 31, 2022, filed with the SEC on November 28, 2022

•        our Quarterly Report on Form 10-Q for the quarter ended October 31, 2021, filed with the SEC on December 14, 2021;

•        our Quarterly Report on Form 10-Q for the quarter ended January 31, 2023, filed with the SEC on March 15, 2023; and

•        our Current Reports on Form 8-K filed with the SEC on December 14, 2022, March 15, 2023, May 1, 2023 and May 2, 2023.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement.

Notwithstanding anything herein to the contrary, any information furnished under Item 2.02 or Item 7.01 of the Company’s Current Reports on Form 8-K and any other information which is furnished, but not filed with the SEC, is not incorporated herein by reference.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to our corporate website at www.steelconnectinc.com. The information provided on our website, other than copies of the documents listed below and under “Incorporation of Certain Documents by Reference” above that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference. You may also obtain a copy of these filings at no cost by writing or telephoning us at the following address:

Steel Connect, Inc.
590 Madison Avenue, 32nd Floor
New York, New York 10022
Attention: Legal Department
Telephone: (212) 520-2300

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to Steel Connect, Inc. at the address or phone number above; or from the SEC through the SEC website at the address provided above.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in our affairs since the date of this proxy statement or that the information herein is correct as of any later date.

You should rely only on the information contained in this proxy statement, including the annexes attached hereto or the information incorporated by reference herein, to vote your shares at the Special Meeting. The Company has not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated [•], 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

Annex A

EXECUTION VERSION

TRANSFER AND EXCHANGE AGREEMENT

by and among

STEEL PARTNERS HOLDINGS L.P.,

STEEL EXCEL, INC.,

WEBFINANCIAL HOLDING CORPORATION,

and

STEEL CONNECT, INC.

Dated as of April 30, 2023

Annex A-i

Annex A-ii

TRANSFER AND EXCHANGE AGREEMENT

TRANSFER AND EXCHANGE AGREEMENT, dated as of April 30, 2023 (this “Agreement”), by and among Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”), Steel Excel, Inc., a Delaware corporation (“Steel Excel”), WebFinancial Holding Corporation, a Delaware corporation (“WebFinancial” and, together with Steel Excel, the “Transferring Parties” and each, a “Transferring Party”), and Steel Connect, Inc., a Delaware corporation (the “Acquiror” and collectively with the Transferring Parties, the “Parties” and each, a “Party”).

RECITALS

(a) (i) Parent indirectly owns 100% of the equity interests of Steel Excel and WebFinancial, (ii) the Transferring Parties collectively own 3,597,744 shares of common stock, par value $0.10 per share (the “Transferred Shares”), of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“Aerojet”), and (iii) Parent, together with certain of its Affiliates (the “Parent Group”), collectively own 52.6% of the outstanding voting power of the Acquiror.

(b) The Transferring Parties desire to transfer, exchange, assign, and deliver to the Acquiror (or a designated wholly-owned subsidiary of Acquiror (such subsidiary, the “Designee”)), and the Acquiror (or, if applicable, the Designee) desires to accept and acquire from the Transferring Parties, the Transferred Shares (the “Transfer and Exchange”), and in exchange for the Transferred Shares, the Acquiror desires to issue to the Transferring Parties, 3,500,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) having the rights and preferences set forth in that certain Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock of Steel Connect, Inc. (the “COD”) attached as Exhibit A hereto (the “Equity Consideration”), which, upon conversion after approval of the Nasdaq Proposal (as defined below), will represent collectively with the equity securities currently owned by the Parent Group approximately 85.12% of the issued and outstanding equity interests of the Acquiror.

(c) Following the Closing (as defined below), the Acquiror will, as a mere legal formality, call and hold a meeting of its stockholders (the “Acquiror Stockholders Meeting”) to consider and vote upon the rights of the Series E Preferred Stock to vote and receive dividends together with the Acquiror Common Stock (as defined below) on an as-converted basis and the issuance of the Acquiror Common Stock upon conversion of the Series E Preferred Stock by the holders at their option, as required by the rules and regulations of Nasdaq (the “Nasdaq Proposal”) and any other matters which, following the Closing, the board of directors of the Acquiror (the “Acquiror Board”) deems appropriate to consider and vote upon at the Acquiror Stockholders Meeting (collectively with the Nasdaq Proposal, the “Meeting Proposals”).

(d) The Acquiror Board has established a strategic planning committee consisting solely of independent and disinterested directors of the Acquiror (the “Strategic Planning Committee”), which the Strategic Planning Committee has been delegated the full and exclusive power and authority of the Acquiror Board to, among other things, review, evaluate, consider and negotiate the Transfer and Exchange and the other transactions contemplated by this Agreement and the other Transaction Documents (collectively, the “Transactions”), and make a recommendation to the Acquiror Board with respect thereto.

(e) The Strategic Planning Committee has unanimously (i) determined that the terms of this Agreement, the other Transaction Documents and the Transactions are fair to and in the best interests of the Acquiror and the holders of capital stock of the Acquiror (other than the holders of shares of Acquiror Common Stock owned by (A) the Acquiror or any of its Subsidiaries, (B) Parent or any of its Subsidiaries or (C) the Transferring Parties or any of their Subsidiaries, in each case issued and outstanding immediately prior to the Closing (collectively, “Excluded Shares”)) and (ii) recommended to the Acquiror Board that the Acquiror Board (x) adopt resolutions approving, adopting and declaring advisable this Agreement, the other Transaction Documents and the Transactions and (y) recommend that the holders of capital stock of the Acquiror entitled to vote at the Acquiror Stockholders Meeting, approve the Nasdaq Proposal (such recommendation, the “Strategic Planning Committee Recommendation”).

(f) The Acquiror Board, based on the Strategic Planning Committee Recommendation, has (i) determined that the terms of this Agreement, the other Transaction Documents and the Transactions are fair to and in the best interests of the Acquiror and the holders of capital stock of the Acquiror (other than the holders of Excluded Shares), (ii) approved and declared advisable this Agreement, the other Transaction Documents and the Transactions and (iii) recommended that the holders of capital stock of the Acquiror entitled to vote at the Acquiror Stockholders Meeting approve the Nasdaq Proposal (such recommendation, the “Acquiror Board Recommendation”).

Annex A-1

(g) The board of directors of Parent and each Transferring Party has unanimously (i) determined that the terms of this Agreement, the other Transaction Documents and the Transactions are fair to and in the best interests of Parent and each such Transferring Party, as applicable, and declared it advisable, to enter into this Agreement and the other Transaction Documents, and (ii) approved and declared advisable this Agreement, the other Transaction Documents and the Transactions.

(h) The General Partner (as defined in the Parent LPA (as defined below)) has determined, in its sole discretion (as defined in the Parent LPA), that this Agreement, the other Transaction Documents and the Transactions are necessary and appropriate to the conduct of the business of Parent in compliance with the Ninth Amended and Restated Agreement of Limited Partnership of Parent dated as of June 1, 2022 (the “Parent LPA”).

(i) For federal income tax purposes, it is intended that the Transfer and Exchange will qualify as a tax-free exchange within the meaning of Section 351 of the Code (as defined below) because as a result of the Transactions, the Transferring Parties and their Affiliates will collectively own at least 80% of the total number of shares of all classes of stock in Acquiror and at least 80% of the combined voting power of all classes of stock entitled to vote of Acquiror with WebFinancial currently owning 100% of the Acquiror Series C Preferred Stock which votes with the Acquiror Common Stock on an as-converted basis. The voting rights on the Series E Preferred Stock will become effective upon approval of the Nasdaq Proposal and holders of such number of voting interests in Acquiror necessary to approve the Nasdaq Proposal have agreed to vote in favor of the Nasdaq Proposal thereby assuring approval of the Nasdaq Proposal and the voting rights of the Series E Preferred Stock. The Parties understand this vote is a mere legal formality to comply with the rules of Nasdaq.

(j) Certain capitalized terms used in this Agreement have the meanings specified in Section 7.1.

Accordingly, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the Parties, intending to be legally bound, agree as follows:

ARTICLE I
TRANSFER AND EXCHANGE; CLOSING

Section 1.1 The Transfer and Exchange. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing: (a) the Transferring Parties shall transfer, exchange, assign, and deliver to Acquiror (or, if applicable, the Designee), and Acquiror (or, if applicable, the Designee) shall accept and acquire from the Transferring Parties, all right, title and interest in the Transferred Shares, and (b) the Acquiror shall issue and deliver to the Transferring Parties in the amounts set forth opposite their names on Schedule I attached hereto, the Equity Consideration, free and clear of all Liens (other than restrictions on transfer under applicable securities Laws).

Section 1.2 Closing. Subject to the satisfaction or waiver of all of the conditions to closing contained in Article V, the closing of the Transactions (the “Closing”) shall take place (a) at the offices of Greenberg Traurig, LLP, One Vanderbilt Avenue, New York, NY 10017, at 9:00 a.m., no later than the third (3rd) Business Day after the day on which the last of those conditions (other than any conditions that by their nature are to be satisfied at the Closing) is satisfied or, to the fullest extent permitted by applicable Laws, waived in accordance with this Agreement, or (b) at such other place and time or on such other date as Parent and the Acquiror may agree in writing (the date on which the Closing occurs is referred to in this Agreement as the “Closing Date”).

Section 1.3 Deliveries. At or prior to the Closing,

(a) Parent and the Transferring Parties shall deliver, or shall cause to be delivered, to the Acquiror the following:

(i) counterparts of the Interest Assignment Agreements, duly executed by the Transferring Parties;

(ii) the certificate of Parent and the Transferring Parties contemplated by Section 5.2(c)(i);

(iii) a counterpart of a stockholders’ agreement, in the form attached as Exhibit B-1 hereto (the “Stockholders Agreement”), duly executed by Parent and each of the SP Investors (as defined in the Stockholders’ Agreement); and

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(iv) a counterpart of a voting agreement, in the form attached as Exhibit B-2 hereto (the “Voting Agreement”), duly executed by each of the SP Investors.

(b) The Acquiror shall deliver, or shall cause to be delivered, to Parent and the Transferring Parties the following:

(i) a copy of the executed COD as filed with the Secretary of State of the State of Delaware;

(ii) evidence reasonably satisfactory to Parent that the Equity Consideration has been issued to the Transferring Parties;

(iii) counterparts of the Interest Assignment Agreements, duly executed by the Acquiror (or, if applicable, the Designee);

(iv) the certificate of the Acquiror contemplated by Section 5.1(c)(i);

(v) a counterpart of the Stockholders Agreement, duly executed by the Acquiror; and

(vi) a counterpart of the Voting Agreement, duly executed by the Acquiror.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF PARENT AND THE TRANSFERRING PARTIES

Parent and the Transferring Parties hereby represent and warrant to the Acquiror as follows:

Section 2.1 Organization and Power. Each of Parent and the Transferring Parties is a limited partnership, corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Each of Parent and the Transferring Parties has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted.

Section 2.2 Corporate Authorization. Each of Parent and the Transferring Parties has all necessary limited partnership, corporate or limited liability company (as applicable) power and authority to enter into this Agreement and any other Transaction Documents to which they are a party, and to consummate the Transactions. The execution and delivery of this Agreement and any other Transaction Documents to which they are a party, by Parent and the Transferring Parties and the consummation by Parent and the Transferring Parties of the Transactions have been duly and validly authorized by all necessary limited partnership, corporate or limited liability company (as applicable) action on the part of Parent and each of the Transferring Parties.

Section 2.3 Enforceability. This Agreement has been duly executed and delivered by Parent and the Transferring Parties and constitutes a legal, valid and binding agreement of each of Parent and the Transferring Parties, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar Laws of general applicability affecting creditors rights and general principles of equity (the “Bankruptcy and Equity Exceptions”).

Section 2.4 Governmental Authorizations. Except as would not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect, the execution, delivery and performance of this Agreement and any other Transaction Documents to which they are a party, by Parent and the Transferring Parties and the consummation by Parent and the Transferring Parties of the Transactions do not and will not require any consent, approval or similar authorization of, or filing with or notification to, any domestic or foreign international, national, federal, state, provincial or local governmental, regulatory or administrative authority, agency, commission, court, tribunal, arbitral body or self-regulated entity (each, a “Governmental Entity”), other than any reports that may be required to be filed under the Exchange Act in connection with this Agreement and the Transactions.

Section 2.5 Non-Contravention. The execution, delivery and performance of this Agreement and any other Transaction Documents to which they are a party, by Parent and the Transferring Parties and the consummation by Parent and the Transferring Parties of the Transactions do not and will not:

(a) contravene or conflict with, or result in any violation of or breach of, any provision of the certificate of limited partnership of Parent or the Parent LPA or the organizational documents of any other Transferring Party;

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(b) contravene or conflict with, or result in any violation or breach of, any Laws or Orders applicable to Parent or the Transferring Parties or by which any assets of Parent or the Transferring Parties are bound, assuming that all consents, approvals, authorizations, filings and notifications described in Section 2.4 have been obtained or made; or

(c) result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) under, any Contracts to which Parent or any Transferring Party is a party or by which any of their assets are bound, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 2.6 Ownership of the Transferred Shares; Capitalization.

(a) Schedule II attached hereto sets forth the number of the Transferred Shares owned of record and beneficially by each Transferring Party as of the date of this Agreement. The Transferred Shares are held by the respective Transferring Parties free and clear of all Liens other than those arising pursuant to this Agreement or the organizational documents of Aerojet and restrictions on transfer under applicable securities Laws.

(b) None of the Transferring Parties are party to, and the Transferred Shares are not subject to, as applicable (i) any option, warrant, purchase right, right of first refusal, call, put or other agreement that could require such Transferring Party or Acquiror to sell, transfer or otherwise dispose of any of the Transferred Shares, (ii) any voting trust, proxy or other agreement relating to the voting of any Transferred Shares, (iii) any agreement, arrangement or other understanding related to the Transferred Shares that might result in or create any direct or indirect liability, obligation or commitment of any kind on the Acquiror as a result of its acquisition of the Transferred Shares, or (iv) any other agreement, arrangement or understanding with Aerojet that might result in or create any direct or indirect liability, obligation or commitment of any kind on the Acquiror as a result of its acquisition of the Transferred Shares. The Exchanged Shares are not subject to any legend which restricts their resale.

(c) The Transferred Shares are being transferred and exchanged pursuant to the exemption from the registration requirements of the Securities Act pursuant to Rule 144 of the Securities Act. The Transferring Parties have not engaged in any activities which would cause Rule 144 of the Securities Act to be unavailable for the transfer and exchange of the Transferred Shares. None of the Transferring Parties are “affiliates” (as used in Rule 144 of the Securities Act) of Aerojet.

Section 2.7 Brokers and Finders. No broker, finder or investment banker other than Imperial Capital, LLC is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

Section 2.8 Investment Representations. Parent understands that the shares of Series E Preferred Stock that comprise the Equity Consideration are “restricted securities,” as defined under Rule 144 of the Securities Act, and have not been registered under the Securities Act or any applicable state securities Law. The Transferring Parties are acquiring the Equity Consideration as principal for its own account and not with a view to or for distributing or reselling such Equity Consideration or any part thereof in violation of the Securities Act or any applicable state securities Law, has no present intention of distributing any of such Equity Consideration in violation of the Securities Act or any applicable state securities Law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Equity Consideration in violation of the Securities Act or any applicable state securities Law. Each of the Transferring Parties, is, as of the date hereof and as of the Closing Date will be, an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Section 2.9 No Other Representations or Warranties; No Reliance.

(a) Except for the express written representations and warranties made by Parent and the Transferring Parties in this Article II and in any certificate delivered by Parent or any of the Transferring Parties pursuant to this Agreement, none of Parent, the Transferring Parties or any other Person makes any express or implied representation or warranty with respect to Parent, the Transferring Parties, any of their respective Affiliates or the Transferred Shares or with respect to any other information provided to the Acquiror or any of its Affiliates or its and their respective Representatives by or on behalf of Parent, the Transferring Parties or any of their respective Subsidiaries in connection with the Transactions.

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(b) Each of Parent and the Transferring Parties acknowledges and agrees that, except for the representations and warranties set forth in Article III and in any certificate delivered by the Acquiror pursuant to this Agreement, neither the Acquiror nor any other Person makes or has made any express or implied representation or warranty with respect to the Acquiror or the Equity Consideration or with respect to any other information provided to Parent, the Transferring Parties or any of their Affiliates or its and their respective Representatives by or on behalf of the Acquiror or any of its respective Subsidiaries in connection with the Transactions. Each of Parent and the Transferring Parties, on its own behalf and on behalf of its Affiliates (other than the Acquiror and its Subsidiaries) and its and their respective Representatives, disclaims reliance on any representations or warranties or other information provided to them by the Acquiror, any of its Subsidiaries or its or their respective Representatives or any other Person except for the representations and warranties expressly set forth in Article III and in any certificate delivered by the Acquiror pursuant to this Agreement. Without limiting the generality of the foregoing, each of Parent and the Transferring Parties, on its own behalf and on behalf of its Affiliates (other than the Acquiror and its Subsidiaries) and its and their respective Representatives, acknowledges and agrees that none of the Acquiror, any of its Subsidiaries or any other Person shall have or be subject to any liability or other obligation to Parent or the Transferring Parties or any other Person resulting from the distribution to Parent or the Transferring Parties or any of their Representatives, or Parent’s or the Transferring Parties’ (or such Representatives’) use of, or the accuracy or completeness of, any such information, including any information, documents, projections, forecasts or other material made available to the Parent or the Transferring Parties in certain “data rooms” or management presentations in expectation of the Transactions.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror hereby represents and warrants to Parent and the Transferring Parties that:

Section 3.1 Organization and Power. The Acquiror is a corporation duly formed, validly existing and in good standing under the Laws of the State of Delaware. The Acquiror has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now conducted.

Section 3.2 Corporate Authorization. The Acquiror has all necessary corporate power and authority to enter into this Agreement and any other Transaction Documents to which the Acquiror is a party and to consummate the Transactions. The Strategic Planning Committee has unanimously adopted resolutions (i) determining that the terms of this Agreement and any other Transaction Documents to which the Acquiror is a party, and the Transactions are fair to and in the best interests of the Acquiror and the holders of capital stock of the Acquiror (other than the holders of Excluded Shares), (ii) recommending to the Acquiror Board that the Acquiror Board adopt resolutions approving, adopting and declaring advisable this Agreement, the other Transaction Documents and the Transactions and (iii) providing for the Strategic Planning Committee Recommendation. The Acquiror Board has duly adopted resolutions (i) determining that the terms of this Agreement, the other Transaction Documents and the Transactions are fair to, and in the best interests of the Acquiror and the holders of capital stock of the Acquiror (other than the holders of Excluded Shares), (ii) approving and declaring advisable this Agreement, the other Transaction Documents and the Transactions and (iii) providing for the Acquiror Board Recommendation. The execution and delivery of this Agreement and any other Transaction Documents to which the Acquiror is a party by the Acquiror and the consummation by the Acquiror of the Transactions have been duly and validly authorized by all necessary corporate action on the part of the Acquiror.

Section 3.3 Enforceability. This Agreement and any other Transaction Documents to which the Acquiror is a party have been duly executed and delivered by the Acquiror and constitutes a legal, valid and binding agreement of the Acquiror, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.

Section 3.4 Governmental Authorizations. The execution, delivery and performance of this Agreement and any other Transaction Documents to which the Acquiror is a party by the Acquiror and the consummation by the Acquiror of the Transactions do not and will not require any consent, approval or similar authorization of, or filing with or notification to, any Governmental Entity, other than

(a) any reports that may be required to be filed under the Exchange Act in connection with this Agreement and the Transactions;

(b) compliance with the rules and regulations of Nasdaq; and

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(c) compliance with the following so-called “fair price,” “moratorium,” “control share acquisition” or other similar state anti-takeover Laws (“Takeover Statutes”).

Section 3.5 Non-Contravention. The execution, delivery and performance of this Agreement and the other Transaction Documents to which Acquiror is a party, by the Acquiror and the consummation by the Acquiror of the Transactions do not and will not:

(a) contravene or conflict with, or result in any violation of or breach of, any provision of the certificate of incorporation or bylaws of the Acquiror (the “Acquiror Organizational Documents”);

(b) contravene or conflict with, or result in any violation or breach of, any Laws or Orders applicable to the Acquiror or any of its Subsidiaries or by which any assets of the Acquiror or any of its Subsidiaries (“Acquiror Assets”) are bound, assuming that all consents, approvals, authorizations, filings and notifications described in Section 3.4 have been obtained or made;

(c) result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) under, any Contracts to which the Acquiror or any of its Subsidiaries is a party or by which any Acquiror Assets are bound (collectively, “Acquiror Contracts”), except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect;

(d) require any consent, approval or other authorization, or any filing with or notification to, any Person under any Acquiror Contracts, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect;

(e) give rise to any termination, cancellation, amendment or acceleration of any rights or obligations under any Acquiror Contracts, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect; or

(f) cause the creation or imposition of any Liens on any Acquiror Assets, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.

Section 3.6 Capitalization.

(a) The authorized capital stock of the Acquiror consists solely of (i) 1,400,000,000 shares of Acquiror Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which (A) 140,000 have been designated as “Series A Junior Participating Preferred Stock” and (B) 35,000 have been designated as “Series C Preferred Stock” and 1,400,000 have been designated as “Series D Junior Participating Preferred Stock”.

(b) Pursuant to the Certificate of Designation of Series D Junior Participating Preferred Stock filed with the Secretary of State of the State of Delaware on January 19, 2018, the Acquiror Board created the Acquiror Series D Junior Participating Preferred Stock, which were issuable in connection with the Tax Benefits Preservation Plan, dated as of January 19, 2018, by and between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent, as amended as of January 8, 2021 (the “Acquiror Rights Agreement”).

(c) As of the close of business on March 31, 2023, (i) 60,784,589 shares of Acquiror Common Stock were issued and outstanding, (ii) no shares of Acquiror Common Stock were held in treasury by the Acquiror and its Subsidiaries, (iii) no shares of Acquiror Series A Junior Participating Preferred Stock were issued and outstanding, (iv) no shares of Acquiror Series D Junior Participating Preferred Stock were issued and outstanding, and no shares of Acquiror Series D Junior Participating Preferred Stock were reserved for issuance pursuant to the Acquiror Rights Agreement, (v) 35,000 shares of Acquiror Series C Preferred Stock were issued and outstanding and 17,857,143 shares of Acquiror Common Stock were reserved for issuance upon conversion of such shares of Acquiror Series C Preferred Stock, and (vi) 6,293,707 shares of Acquiror Common Stock were reserved for issuance upon conversion of the Acquiror Convertible Note.

(d) Except as set forth above, as of the close of business on March 31, 2023, no shares of capital stock of the Acquiror were issued, reserved for issuance or outstanding. Since such date, no shares of capital stock of the Acquiror, or securities convertible or exchangeable into or exercisable for shares of capital stock of the Acquiror, have been issued.

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(e) There are no outstanding contractual obligations of the Acquiror or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of Acquiror Common Stock or any capital stock of any Subsidiary of the Acquiror or (ii) to provide funds to or make any investment in (A) any Subsidiary of the Acquiror that is not wholly-owned by the Acquiror or (B) any other Person.

Section 3.7 No Stock Options. Except for (i) the aggregate of up to 17,857,143 shares of Acquiror Common Stock issuable upon conversion of shares of Acquiror Series C Preferred Stock, (ii) shares of Acquiror Series D Junior Participating Preferred Stock issuable pursuant to the Acquiror Rights Agreement and (iii) the aggregate of up to 6,293,707 shares of Acquiror Common Stock issuable upon conversion of the Acquiror Convertible Note, there are no options, warrants, calls, conversion rights, stock appreciation rights, subscription rights, redemption rights, repurchase rights or other rights, agreements, arrangements, understandings or commitments to which the Acquiror or any of its Subsidiaries is a party relating to the issued or unissued capital stock or other securities, limited liability company or membership interest, partnership interest or other equity interest of the Acquiror or any of its Subsidiaries or obligating the Acquiror or any of its Subsidiaries to issue, transfer, register, redeem, repurchase, acquire or sell any shares of capital stock or other securities, limited liability company or membership interest, partnership interest or other equity interest the Acquiror or any of its Subsidiaries.

Section 3.8 Voting. No holders of any class or series of capital stock of the Acquiror or any class or series of capital stock, limited liability company or membership interest, partnership interest or other equity interest of any of its Subsidiaries is required to approve this Agreement, the other Transaction Documents, the issuance of the Equity Consideration or the Transactions provided that the Requisite Acquiror Vote is obtained with respect to issuance of the Acquiror Common Stock upon conversion of the Series E Preferred Stock. There are no voting trusts, proxies or similar agreements or understandings to which the Acquiror or any of its Subsidiaries is a party with respect to the voting of any shares of capital stock of the Acquiror or any class or series of capital stock, limited liability company or membership interest, partnership interest or other equity interest of any of its Subsidiaries. Other than the Acquiror Convertible Note, there are no bonds, debentures, notes or other indebtedness of the Acquiror or any of its Subsidiaries that have the right to vote, or that are convertible or exchangeable into or exercisable for securities having the right to vote, on any matters on which stockholders of the Acquiror may vote.

Section 3.9 Issuance of Equity Consideration.

(a) The issuance of the Equity Consideration has been duly authorized by the Acquiror in accordance with the Acquiror Organizational Documents. The Equity Consideration, when issued and delivered by the Acquiror to the Transferring Parties in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and free and clear of all Liens (other than those arising pursuant to the Acquiror Organizational Documents and restrictions on transfer under applicable securities Laws).

(b) The Acquiror Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on Nasdaq, and the Acquiror has not taken any action designed to terminate, or which is likely to have the effect of, terminating the registration of the Acquiror Common Stock under the Exchange Act nor has the Acquiror received any notification that the SEC is contemplating terminating (or seeking to terminate) such registration or listing.

(c) No registration under the Securities Act is required for the offer and sale of the Equity Consideration to the Transferring Parties by the Acquiror as contemplated hereby.

Section 3.10 Rights Agreement. The Acquiror has taken all necessary action to (a) render the Acquiror Rights Agreement inapplicable to this Agreement and the Transactions, (b) ensure that (i) neither Parent, the Transferring Parties nor any of their respective Affiliates will become or be deemed to be an “Acquiring Person” (as defined in the Acquiror Rights Agreement) and (ii) no “Distribution Date,” “Stock Acquisition Date” or “Triggering Event” (each as defined in the Acquiror Rights Agreement) will occur, in any such case, by reason of the approval, execution or delivery of this Agreement or the other Transaction Documents, the announcement or consummation of the Transactions and (c) grant “Prior Approval of the Company” (as defined in the Acquiror Rights Agreement) with respect to the Transactions contemplated by this Agreement and other Transaction Documents.

Section 3.11 Takeover Statutes. The Acquiror Board has taken all necessary action, including, without limitation, the approval of this Agreement, the other Transaction Documents and the Transactions, to ensure that the restrictions on business combinations contained in Section 203 of the DGCL will not apply to the Transactions. No other Takeover Statutes apply or purport to apply to this Agreement, the other Transaction Documents or the Transactions.

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Section 3.12 Opinion of Financial Advisor. The Strategic Planning Committee has received an opinion of Houlihan Lokey Capital, Inc. (the “Acquiror Financial Advisor”), its financial advisor, as to the fairness, from a financial point of view, to the Acquiror, and as of the date of such opinion, of the Transferred Shares to be received by the Acquiror in exchange for the Equity Consideration in connection with the Transfer and Exchange, which opinion was based on and subject to the various procedures followed, assumptions made, qualifications and limitations on the review undertaken and the other matters considered by the Acquiror Financial Advisor in connection with the preparation of its opinion. The Acquiror will make available to Parent, promptly following the execution of this Agreement for informational purposes only, a complete and correct copy of such written opinion.

Section 3.13 Brokers and Finders. No broker, finder or investment banker other than the Acquiror Financial Advisor is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Acquiror or any of its Subsidiaries.

Section 3.14 No Other Representations or Warranties; No Reliance.

(a) Except for the express written representations and warranties made by the Acquiror in this Article III and in any certificate delivered by the Acquiror pursuant to this Agreement, none of the Acquiror or any other Person makes any express or implied representation or warranty with respect to the Acquiror or any of its Affiliates or with respect to any other information provided to Parent, the Transferring Parties or any of their respective Affiliates or its and their respective Representatives by or on behalf of the Acquiror or any of its Subsidiaries in connection with the Transactions.

(b) The Acquiror acknowledges and agrees that, except for the representations and warranties set forth in Article II and in any certificate delivered by Parent or any of the Transferring Parties pursuant to this Agreement, neither Parent, the Transferring Parties nor any other Person makes or has made any express or implied representation or warranty with respect to Parent, the Transferring Parties or the Transferred Shares or with respect to any other information provided to the Acquiror or any of its Affiliates or its and their respective Representatives by or on behalf of Parent or any of the Transferring Parties or any of their respective Subsidiaries in connection with the Transactions. The Acquiror, on its own behalf and on behalf of its Affiliates (other than Parent and its other Subsidiaries) and its and their respective Representatives, disclaims reliance on any representations or warranties or other information provided to them by Parent, any of the Transferring Parties or any of their respective Subsidiaries or its or their respective Representatives or any other Person except for the representations and warranties expressly set forth in Article II and in any certificate delivered by Parent or any of the Transferring Parties pursuant to this Agreement. Without limiting the generality of the foregoing, the Acquiror, on its own behalf and on behalf of its Affiliates (other than Parent and its other Subsidiaries) and its and their respective Representatives, acknowledges and agrees that none of Parent, any of the Transferring Parties, any of their respective Subsidiaries or any other Person shall have or be subject to any liability or other obligation to the Acquiror or any other Person resulting from the distribution to the Acquiror or any of its Representatives, or the Acquiror’s (or such Representatives’) use of, or the accuracy or completeness of, any such information, including any information, documents, projections, forecasts or other material made available to the Acquiror in certain “data rooms” or management presentations in expectation of the Transactions.

ARTICLE IV
COVENANTS

Section 4.1 Conduct of Business of Parent and the Transferring Parties. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with Article VI, Parent and the Transferring Parties shall use their commercially reasonable efforts to maintain and preserve intact their respective business organizations. Without limiting the generality of the foregoing and except as otherwise contemplated by this Agreement, Parent and each Transferring Party shall not:

(a) take any action that would reasonably be expected to result in any representation or warranty of Parent and the Transferring Parties under this Agreement becoming untrue or inaccurate in any material respect at or as of any time prior to the Closing or omit to take any action necessary to prevent any such representation or warranty from becoming inaccurate in any material respect at such time;

(b) take any action that would reasonably be expected to prevent, materially delay or materially impair the ability of the Parties to consummate the Transactions; or

(c) authorize, propose or commit to do any of the foregoing.

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Section 4.2 Conduct of Business of the Acquiror. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with Article VI, the Acquiror shall use its commercially reasonable efforts to maintain and preserve intact its business organization. Without limiting the generality of the foregoing and except as otherwise contemplated by this Agreement, the Acquiror shall not:

(a) amend its organizational documents;

(b) make, declare or pay any extraordinary cash dividend;

(c) do or effect any of the following actions with respect to its capital stock or other securities: (A) adjust, split, combine or reclassify its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock; (B) make, declare or pay any dividend (other than dividends paid by wholly-owned Subsidiaries) or distribution on, or, directly or indirectly, redeem, purchase or otherwise acquire, any shares of its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock; (C) grant any Person any right or option to acquire any shares of its capital stock; (D) issue, deliver or sell any additional shares of its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or such securities; or (E) enter into any Contract, agreement, arrangement or understanding with respect to the sale, voting, registration or repurchase of its capital stock;

(d) take any action that would reasonably be expected to result in any representation or warranty of the Acquiror under this Agreement becoming untrue or inaccurate in any material respect at or as of any time prior to the Closing or omit to take any action necessary to prevent any such representation or warranty from becoming inaccurate in any material respect at such time;

(e) take any action that would reasonably be expected to prevent, materially delay or materially impair the ability of the Parties to consummate the Transactions; or

(f) authorize, propose or commit to do any of the foregoing.

Section 4.3 Listing

(a) Following receipt of the Requisite Acquiror Vote, the Acquiror shall use its reasonable best efforts to cause the Acquiror Common Stock issuable upon conversion of the Series E Preferred Stock to be approved for listing on Nasdaq.

Section 4.4 Notices of Certain Events. Each Party shall notify the other Parties as promptly as practicable of any notice or other communication from any Governmental Entity in connection with the Transactions.

Section 4.5 Proxy Statement.

(a) As promptly as practicable after the Closing, the Acquiror shall prepare and file with the SEC, the Acquiror Proxy Statement relating to the Acquiror Stockholders Meeting to approve the Meeting Proposals. The Acquiror shall cause the Acquiror Proxy Statement to comply as to form and substance in all material respects with the requirements of applicable Laws. Parent shall furnish all information concerning itself, the Transferring Parties and the Transferred Shares as the Acquiror may reasonably request in connection with the preparation of the Acquiror Proxy Statement; provided, that the Acquiror assumes no responsibility with respect to information supplied by or on behalf of Parent, its controlled Affiliates (other than the Acquiror and its Subsidiaries), the Transferring Parties or their respective Representatives for inclusion or incorporation by reference in the Acquiror Proxy Statement. As promptly as practicable after the SEC confirms orally or in writing that it has no further comments to the Acquiror Proxy Statement or that it does not intend to review the Acquiror Proxy Statement (the “Clearance Date”), the Acquiror shall file a definitive Acquiror Proxy Statement with the SEC and shall mail notice of the Acquiror Stockholders Meeting and the Acquiror Proxy Statement (collectively, the “Acquiror Proxy Materials”) to the stockholders of the Acquiror.

(b) The Acquiror Proxy Statement shall include the Acquiror Board Recommendation (subject to the Acquiror Board’s and the Strategic Planning Committee’s fiduciary obligations under applicable Law).

(c) To the fullest extent permitted by applicable Law, no amendment or supplement to the Acquiror Proxy Statement shall be made without the approval of Parent and the Strategic Planning Committee, which approval shall not be unreasonably withheld, delayed or conditioned. The Acquiror shall promptly advise Parent upon becoming aware of any comments, responses or requests from the SEC relating to the Acquiror Proxy Materials, this Agreement, or the Transactions.

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(d) The information supplied by the Parties for inclusion in the Acquiror Proxy Statement shall not, at (i) the time the Acquiror Proxy Materials (or any amendment of or supplement to the Acquiror Proxy Materials) are mailed to the stockholders of the Acquiror and (ii) the time of the Acquiror Stockholders Meeting, contain any misstatement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. If, at any time prior to the Acquiror Stockholder Meeting, (i) any information relating to the Acquiror or any of its Subsidiaries should be discovered by the Acquiror or any of its Subsidiaries that should be set forth in an amendment or a supplement to the Acquiror Proxy Statement so that the Acquiror Proxy Statement would not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Acquiror shall promptly inform Parent and (ii) any information relating to Parent, the Transferring Parties or the Transferred Shares should be discovered by Parent that should be set forth in an amendment or supplement to the Acquiror Proxy Statement so that the Acquiror Proxy Statement would not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, Parent shall promptly inform the Acquiror; provided, that (A) the Acquiror assumes no responsibility with respect to information supplied by or on behalf of Parent, its controlled Affiliates (other than the Acquiror and its Subsidiaries) or their respective Representatives for inclusion or incorporation by reference in the Acquiror Proxy Statement and (B) Parent and the Transferring Parties assume no responsibility with respect to information supplied by or on behalf of the Acquirors, its controlled Affiliates or their respective Representatives for inclusion or incorporation by reference in the Acquiror Proxy Statement. All documents that the Acquiror is responsible for filing with the SEC in connection with the Transactions shall comply as to form and substance in all material respects with the applicable requirements of the DGCL, the Securities Act and the Exchange Act.

Section 4.6 Meeting; Voting.

(a) The Acquiror shall take all lawful action necessary to call and hold the Acquiror Stockholders Meeting as promptly as practicable after the Clearance Date. The Acquiror shall cause the Acquiror Stockholders Meeting to be held as soon as practicable following the mailing of the Acquiror Proxy Materials to the stockholders of the Acquiror. Subject to the Acquiror Board’s and the Strategic Planning Committee’s fiduciary obligations under applicable Law, the Acquiror shall use its commercially reasonable efforts to solicit or cause to be solicited from its stockholders proxies in favor of the Meeting Proposals and to secure the Requisite Acquiror Vote.

(b) At the Acquiror Stockholders Meeting, any adjournment thereof or any other meeting of the stockholders of the Acquiror in connection with the Transactions, Parent shall vote, and cause to be voted, any shares of Acquiror Common Stock, or Acquiror Series C Preferred Stock, then owned beneficially or of record by it or any of its Affiliates, in favor of the Meeting Proposals in accordance with the Voting Agreement.

Section 4.7 Efforts. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable Laws, each of the Parties shall use its commercially reasonable efforts to take, or cause to be taken, all lawful action, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, as promptly as practicable, all lawful things necessary, proper or advisable under applicable Laws and regulations to ensure that the conditions set forth in Article V are satisfied and to consummate the Transactions. If, at any time after the Closing, any further lawful action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each Party shall take all such necessary lawful action.

Section 4.8 Consents; Filings; Further Action. Upon the terms and subject to the conditions of this Agreement and in accordance with applicable Laws, each of the Parties shall use its respective commercially reasonable efforts to (a) obtain any consents, approvals or other authorizations required to be obtained by Parent or any of their respective Subsidiaries in connection with the Transactions, including obtaining the Requisite Acquiror Vote and (b) make any necessary filings and notifications, and thereafter make any other submissions either required or deemed appropriate by each of the Parties, with respect to the Transactions required under (i) the Securities Act, the Exchange Act and state securities or “blue sky” Laws, (ii) any applicable competition and antitrust Laws, (iii) the DGCL and Delaware Revised Uniform Limited Partnership Act, (iv) any other applicable Laws and (v) the rules and regulations of Nasdaq and NYSE. The Parties shall cooperate and consult with each other in connection with the making of all such filings and notifications, including by providing copies of all such documents to the non-filing Party and its advisors prior to filing, and none of the Parties shall file any such document if any of the other Parties shall have reasonably objected to the filing of such document. None of the Parties shall consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Transactions at the behest of any Governmental Entity without the consent of the other Parties, which consent shall not be unreasonably withheld or delayed.

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Section 4.9 Public Announcements. The Parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except to the extent required by applicable Laws or the requirements of Nasdaq and NYSE, in which case the issuing Party shall use its commercially reasonable efforts to consult with the other Parties before issuing any such release or making any such public statement.

Section 4.10 Fees, Costs and Expenses. Whether or not the Transactions are consummated, all expenses (including those payable to counsel, accountants, investment bankers, experts and consultants to a Party hereto and its Affiliates) incurred by any Party or on its behalf (collectively, “Expenses”) in connection with this Agreement and the Transactions shall be paid by the Party incurring such Expenses.

Section 4.11 Takeover Statutes. If any Takeover Statute is or may become applicable to the Transactions, each of Parent and the Acquiror shall take all necessary lawful action to ensure that such Transactions may be consummated as promptly as practicable on the terms and subject to the conditions set forth in this Agreement and otherwise act to eliminate or minimize the effects of such Takeover Statute.

Section 4.12 Defense of Litigation. The Acquiror shall not settle or offer to settle any Legal Action against the Acquiror, any of its Subsidiaries or any of their respective present or former directors or officers by any stockholder of the Acquiror arising out of or relating to this Agreement or, the Transactions without the prior written consent of Parent and the Strategic Planning Committee. The Acquiror shall not cooperate with any Person that may seek to restrain, enjoin, prohibit or otherwise oppose the Transactions, and the Acquiror shall consider in good faith Parent’s advice and recommendations with respect to any such effort to restrain, enjoin, prohibit or otherwise oppose the Transactions.

ARTICLE V
CONDITIONS

Section 5.1 Conditions to Obligations of the Acquiror. The obligations of the Acquiror to effect the Transactions are subject to the satisfaction or waiver by the Acquiror on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties of Parent and the Transferring Parties. The representations and warranties of Parent and the Transferring Parties set forth in Article II shall be true and correct as though made on and as of the Closing Date, except for representations or warranties made as of a specified date, the accuracy of which shall be determined as of that specified date, except where the failure of such representations and warranties to be so true and correct, would not, individually or in the aggregate, does not constitute a Parent Material Adverse Effect.

(b) Performance of Obligations by Parent and the Transferring Parties. Parent and the Transferring Parties shall have performed in all material respects all obligations required to be performed by each of them under this Agreement at or prior to the Closing Date.

(c) Closing Deliveries. The Acquiror shall have received (i) a certificate signed by the chief executive officer or chief financial officer of Parent, certifying as to the matters set forth in Section 5.1(a) and Section 5.1(b) and (ii) the other deliverables set forth in Section 1.3(a).

(d) Injunctions. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Laws or Orders (whether temporary, preliminary or permanent) that restrain, enjoin or otherwise prohibit consummation of the Transactions, and no Governmental Entity shall have instituted any proceeding seeking any such Laws or Orders.

Section 5.2 Conditions to Obligation of Parent and the Transferring Parties. The obligation of Parent and the Transferring Parties to effect the Transactions is also subject to the satisfaction or waiver by Parent on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties of the Acquiror. The representations and warranties of the Acquiror set forth in Article III shall be true and correct as though made on and as of the Closing Date, except for representations or warranties made as of a specified date, the accuracy of which shall be determined as of that specified date, except where the failure of any such representation or warranty to be so true and correct would not, individually or in the aggregate, prevent, materially impede or materially delay the consummation of the Transactions or the issuance of the Equity Consideration as contemplated by this Agreement.

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(b) Performance of Obligations by the Acquiror. The Acquiror shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Closing Deliveries. Parent and the Transferring Parties shall have received (i) a certificate, signed by the chief executive officer or chief financial officer of the Acquiror, certifying as to the matters set forth in Section 5.2(a) and Section 5.2(b) and (ii) the other deliverables set forth in Section 1.3(b).

(d) Injunctions. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Laws or Orders (whether temporary, preliminary or permanent) that restrain, enjoin or otherwise prohibit consummation of the Transactions, and no Governmental Entity shall have instituted any proceeding seeking any such Laws or Orders.

Section 5.3 Frustration of Closing Conditions. None of the Parties may rely on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by such Party’s failure to use commercially reasonable efforts to consummate the Transactions.

ARTICLE VI
TERMINATION; AMENDMENT; WAIVER

Section 6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by mutual written consent of Parent and the Acquiror (acting upon the recommendation of the Strategic Planning Committee).

Section 6.2 Termination by Either Parent or the Acquiror. This Agreement may be terminated by either Parent or the Acquiror (acting upon the recommendation of the Strategic Planning Committee) at any time prior to the Closing:

(a) if the Transactions have not been consummated by May 1, 2023 (the “Outside Date”), except that: (i) the right to terminate this Agreement under this Section 6.2(a) shall not be available to any Party whose failure to fulfill any of its obligations has been a principal cause of, or resulted in, the failure to consummate the Transactions by such date; and (ii) the right to terminate this Agreement under this Section 6.2(a) shall not be available to the Acquiror or Parent during the pendency of any Legal Action by a Party for specific performance of this Agreement as provided by Section 7.14 and the Outside Date shall be automatically extended to (A) the tenth (10th) Business Day after the dismissal, settlement or entry of a final non-appealable Order with respect to such Legal Action or (B) such other time period established by the court presiding over such Legal Action;

(b) if any Laws effected after the date of this Agreement shall prohibit consummation of the Transactions; or

(c) if (i) any Orders issued by a court of competent jurisdiction shall restrain, enjoin or otherwise prohibit consummation of the Transactions, and (ii) such Orders shall have become final and non-appealable.

Section 6.3 Termination by Parent. This Agreement may be terminated by Parent at any time prior to the Closing:

(a) if (i) the Strategic Planning Committee or the Acquiror Board (acting upon the recommendation of the Strategic Planning Committee) approves, endorses or recommends a Takeover Proposal, (ii) a tender offer or exchange offer for any outstanding shares of capital stock of the Acquiror is commenced and the Strategic Planning Committee or the Acquiror Board (acting upon the recommendation of the Strategic Planning Committee) fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (for purposes hereof, taking of no position with respect to the acceptance of such tender offer or exchange offer by its stockholders shall constitute a failure to recommend against acceptance of such tender offer or exchange offer) or (iii) the Acquiror (acting upon the recommendation of the Strategic Planning Committee), the Strategic Planning Committee or the Acquiror Board (acting upon the recommendation of the Strategic Planning Committee) publicly announces its intention to do any of the foregoing;

(b) if the Strategic Planning Committee or the Acquiror Board (acting upon the recommendation of the Strategic Planning Committee) exempts any Person other than Parent or any of its Affiliates from the provisions of Section 203 of the DGCL; or

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(c) if the Acquiror shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 5.2(a) or Section 5.2(b) and (ii) has not been cured by the Acquiror within thirty (30) Business Days after the Acquiror’s receipt of written notice of such breach from Parent; provided, that Parent shall not have a right to terminate this Agreement pursuant to this Section 6.3(c) if Parent or any other Transferring Party is then in material breach of any representation, warranty, agreement or covenant contained in this Agreement.

Section 6.4 Termination by the Acquiror. This Agreement may be terminated by the Acquiror at any time prior to the Closing if the Strategic Planning Committee shall determine that Parent or any Transferring Party shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 5.1(a) or Section 5.1(b) and (ii) has not been cured by Parent or such Transferring Party within thirty (30) Business Days after Parent’s receipt of written notice of such breach from the Acquiror; provided, that the Acquiror shall not have a right to terminate this Agreement pursuant to this Section 6.4 if the Acquiror is then in material breach of any representation, warranty, agreement or covenant contained in this Agreement.

Section 6.5 Effect of Termination. If this Agreement is terminated pursuant to this Article VI, it shall, to the fullest extent permitted by applicable Laws, become void and of no further force and effect, with no liability on the part of any Party (or any partner, stockholder, director, officer, employee, agent or representative of any such Party), except that if such termination results from fraud or the willful failure of any Party to perform its obligations under this Agreement, then such Party shall be fully liable for any Liabilities incurred or suffered by the other Parties as a result of such failure or breach. In determining Liabilities recoverable upon termination by a Party for the other Party’s breach, such Liabilities shall not be limited to reimbursement of expenses or out-of-pocket costs and may include the benefit of the bargain lost by such Party. The provisions of this Section 6.5 and Article VII shall survive any termination of this Agreement.

Section 6.6 Amendment. This Agreement may be amended by the Parties by an instrument in writing signed by each of the Parties.

Section 6.7 Extension; Waiver. At any time prior to the Closing, each of the Parties may (a) extend the time for the performance of any of the obligations of any other Party, (b) waive any inaccuracies in the representations and warranties of any other Party contained in this Agreement or in any document delivered under this Agreement or (c) subject to applicable Laws, waive compliance with any of the covenants or conditions contained in this Agreement. Any agreement on the part of any Party to any extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 6.8 Procedure for Termination, Amendment, Extension or Waiver. Notwithstanding anything to the contrary in this Agreement, (a) any termination or amendment of this Agreement shall require the prior approval of that action by the Party seeking to terminate or amend this Agreement by, if such Party is the Acquiror, the Strategic Planning Committee, if such Party is Parent, the General Partner (as defined in the Parent LPA) and if such Party is an Transferring Party, the board of directors of or similar governing body thereof and (b) any extension or waiver of any obligation under this Agreement or condition to the consummation of this Agreement shall require the prior approval of the Party entitled to extend or waive that obligation or condition by, if such Party is the Acquiror, the Strategic Planning Committee, if such Party is Parent, the General Partner (as defined in the Parent LPA) and if such Party is an Transferring Party, the board of directors of or similar governing body thereof.

ARTICLE VII
MISCELLANEOUS

Section 7.1 Certain Definitions. For purposes of this Agreement:

(a) “Acquiror” has the meaning set forth in the preamble.

(b) “Acquiror Assets” has the meaning set forth in Section 3.5(b).

(c) “Acquiror Board” has the meaning set forth in the recitals.

(d) “Acquiror Board Recommendation” has the meaning set forth in the recitals.

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(e) “Acquiror Common Stock” means the common stock, par value $0.01 per share, of the Acquiror.

(f) “Acquiror Contracts” has the meaning set forth in Section 3.5(c).

(g) “Acquiror Convertible Note” means the Acquiror’s 7.50% Convertible Senior Note due March 1, 2024 issued by the Acquiror to SPHGH.

(h) “Acquiror Financial Advisor” has the meaning set forth in Section 3.12.

(i) “Acquiror Material Adverse Effect” means any Effect which, individually or together with any one or more other Effects, has or would reasonably be expected to materially impede or materially delay the ability of the Acquiror to consummate the Transactions or the issuance of the Equity Consideration in accordance with the terms of this Agreement.

(j) “Acquiror Organizational Documents” has the meaning set forth in Section 3.5(a).

(k) “Acquiror Proxy Materials” has the meaning set forth in Section 4.5(a).

(l) “Acquiror Proxy Statement” has the meaning set forth in Section 3.12.

(m) “Acquiror Rights Agreement” has the meaning set forth in Section 3.6(b).

(n) “Acquiror Series A Junior Participating Preferred Stock” means the Series A Junior Preferred Stock, par value $0.01 per share, of the Acquiror.

(o) “Acquiror Series C Preferred Stock” means the Series C Preferred Stock, par value $0.01 per share, of the Acquiror.

(p) “Acquiror Series D Junior Participating Preferred Stock” means the Series D Junior Preferred Stock, par value $0.01 per share, of the Acquiror.

(q) “Acquiror Stockholder Approval” means approval of the Nasdaq Proposal by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Acquiror Common Stock and Acquiror Series C Preferred Stock (voting on an as converted to shares of Acquiror Common Stock basis), voting together as a single class, which have voting power present in person or represented by proxy and have actually voted at the Acquiror Stockholder Meeting.

(r) “Acquiror Stockholders Meeting” has the meaning set forth in the recitals.

(s) “Aerojet” has the meaning set forth in the recitals.

(t) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person; provided, however, that notwithstanding anything in this definition to the contrary, the Acquiror shall not be an “Affiliate” of Parent and Parent shall not be an “Affiliate” of the Acquiror. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

(u) “Agreement” has the meaning set forth in the preamble.

(v) “Bankruptcy and Equity Exceptions” has the meaning set forth in Section 2.3.

(w) “Business Day” means any day, other than Saturday, Sunday or a federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

(x) “Clearance Date” has the meaning set forth in Section 4.5(a).

(y) “Closing” has the meaning set forth in Section 1.2.

(z) “Closing Date” has the meaning set forth in Section 1.2.

(aa) “COD” has the meaning set forth in the recitals.

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(bb) “Code” means the Internal Revenue Code of 1986, as amended.

(cc) “Contracts” means any contracts, agreements, notes, bonds, mortgages, indentures, commitments, leases or other instruments or obligations.

(dd) “Courts” has the meaning set forth in Section 7.5.

(ee) “Designee” has the meaning set forth in the recitals.

(ff) “DGCL” means the General Corporation Law of the State of Delaware, as amended.

(gg) “Effect” means any event, occurrence, fact, condition, change, development, circumstance or effect or cause thereof.

(hh) “Electronic Delivery” has the meaning set forth in Section 7.15.

(ii) “Equity Consideration” has the meaning set forth in the recitals.

(jj) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(kk) “Excluded Shares” has the meaning set forth in the recitals.

(ll) “Expenses” has the meaning set forth in Section 4.10.

(mm) “Governmental Entity” has the meaning set forth in Section 2.4.

(nn) “Interest Assignment Agreements” means the Interest Assignment Agreements, to be dated as of the Closing Date, by and between the Transferring Parties (with respect to the Transferred Shares), on the one hand, and the Acquiror (or, if applicable, the Designee), on the other hand, to effect the transfer of the Transferred Shares from the Transferring Parties to Acquiror (or, if applicable, the Designee), substantially in the form attached as Exhibit C hereto.

(oo) “Laws” means any domestic or foreign laws, statutes, ordinances, rules, regulations, codes or executive orders enacted, issued, adopted, promulgated or applied by any Governmental Entity.

(pp) “Legal Actions” means legal actions, claims, demands, arbitrations, hearings, charges, complaints, investigations, examinations, indictments, litigations, suits or other civil, criminal, administrative or investigative proceedings.

(qq) “Liabilities” means liabilities or obligations of any kind, whether accrued, contingent, absolute, inchoate or otherwise.

(rr) “Liens” means any liens, pledges, security interests, claims, options, rights of first offer or refusal, charges or other encumbrances.

(ss) “Meeting Proposals” has the meaning set forth in the recitals.

(tt) “Nasdaq” means the Nasdaq Capital Market.

(uu) “Nasdaq Proposal” has the meaning set forth in the recitals.

(vv) “Orders” means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by any Governmental Entity.

(ww) “Outside Date” has the meaning set forth in Section 6.2(a).

(xx) “Parent” has the meaning set forth in the preamble.

(yy) “Parent Group” has the meaning set forth in the recitals.

(zz) “Parent LPA” has the meaning set forth in the recitals.

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(aaa) “Parent Material Adverse Effect” means any Effect which, individually or together with any one or more other Effects, has or would reasonably be expected to materially impede or materially delay the ability of Parent and the Transferring Parties to consummate the Transactions in accordance with the terms of this Agreement and the other Transaction Documents.

(bbb) “Parties” has the meaning set forth in the preamble.

(ccc) “Party” has the meaning set forth in the preamble.

(ddd) “Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term shall include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

(eee) “Representatives” means officers, employees, accountants, consultants, legal counsel, investment bankers, agents and other representatives.

(fff) “Requisite Acquiror Vote” means the Acquiror Stockholder Approval.

(ggg) “SEC” means the United States Securities and Exchange Commission.

(hhh) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(iii) “Series E Preferred Stock” has the meaning set forth in the recitals.

(jjj) “Steel Excel” has the meaning set forth in the preamble.

(kkk) “Stockholders Agreement” has the meaning set forth in Section 1.3(a)(iii).

(lll) “Strategic Planning Committee” has the meaning set forth in the recitals.

(mmm) “Strategic Planning Committee Recommendation” has the meaning set forth in the recitals.

(nnn) “Subsidiary” means, when used with respect to any Person, any other Person that such first Person, as applicable, directly or indirectly owns or has the power to vote or control fifty percent (50%) or more of any other class or series of capital stock, limited liability company or membership interest, partnership interest or other equity interest of such Person; provided, however, that, notwithstanding the foregoing to the contrary, the Acquiror shall not be a “Subsidiary” of Parent.

(ooo) “Takeover Proposal” means any proposal or offer relating to (i) a merger, consolidation, share or business combination involving the Acquiror or any of its Subsidiaries, (ii) a sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of fifty percent (50%) or more of the assets of the Acquiror and its Subsidiaries, taken as a whole, (iii) a purchase or sale of shares of capital stock or other securities, in a single transaction or a series of related transactions, representing fifty percent (50%) or more of the voting power of the capital stock of the Acquiror or any of its Subsidiaries, including by way of a tender offer or exchange offer, (iv) a reorganization, recapitalization, liquidation or dissolution of the Acquiror or any of its Subsidiaries or (v) any other transaction having a similar effect to those described in clauses (i) – (iv), in each case, other than the Transactions.

(ppp) “Takeover Statutes” has the meaning set forth in Section 3.4(c).

(qqq) “Transaction Documents” means this Agreement, the Interest Assignment Agreement, the COD and the Stockholders’ Agreement.

(rrr) “Transactions” has the meaning set forth in the recitals.

(sss) “Transfer and Exchange” has the meaning set forth in the recitals.

(ttt) “Transferred Shares” has the meaning set forth in the recitals.

(uuu) “Transferring Party” has the meaning set forth in the preamble.

(vvv) “Transferring Parties” has the meaning set forth in the preamble.

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(www) “Voting Agreement” has the meaning set forth in Section 1.3(a)(iv).

(xxx) “WebFinancial” has the meaning set forth in the preamble.

Section 7.2 Interpretation. The table of contents and headings in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement. Definitions shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references in this Agreement to Articles, Sections and Exhibits shall refer to Articles and Sections of, and Exhibits to, this Agreement unless the context shall require otherwise. The words “include,” “includes” and “including” shall not be limiting and shall be deemed to be followed by the phrase “without limitation.” Unless the context shall require otherwise, any agreements, documents, instruments or Laws defined or referred to in this Agreement shall be deemed to mean or refer to such agreements, documents, instruments or Laws as from time to time amended, modified or supplemented, including (a) in the case of agreements, documents or instruments, by waiver or consent and (b) in the case of Laws, by succession of comparable successor statutes. All references in this Agreement to any particular Law shall be deemed to refer also to any rules and regulations promulgated under that Law.

Section 7.3 Survival. The representations, warranties, covenants and agreements in this Agreement and in any certificate delivered under this Agreement shall terminate at the earlier of the Closing and upon the valid termination of this Agreement under Article VI, except that the agreements set forth in Article I, Section 4.5, Section 4.6, Section 4.7 and this Article VII shall survive the Closing, and those set forth in Section 6.5 and this Article VII shall survive termination of this Agreement. This Section 7.3 shall not limit any covenant or agreement of a Party which, by its terms, contemplates performance after the Closing.

Section 7.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to the Laws that might otherwise govern under applicable principles of conflicts of law.

Section 7.5 Submission to Jurisdiction. To the fullest extent permitted by applicable Laws, each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent that the Court of Chancery of the State of Delaware is found to lack jurisdiction, then the Superior Court of the State of Delaware or, to the extent that both of the aforesaid courts are found to lack jurisdiction, then the United States District Court of the District of Delaware (collectively with any appellate courts thereof, the “Courts”), in any Legal Actions directly or indirectly arising out of or relating to this Agreement, any document or certificate contemplated by this Agreement or the Transactions or thereby or to interpret, apply or enforce this Agreement, any document or certificate contemplated by this Agreement or the Transactions or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such Legal Actions except in the Courts, (b) agrees that any claim in respect of any such Legal Actions may be heard and determined in the Courts, (c) waives any objection which it may now or hereafter have to the laying of venue of any such Legal Actions in the Courts and (d) waives the defense of an inconvenient forum to the maintenance of any such Legal Actions in the Courts. To the fullest extent permitted by applicable Laws, each of the Parties agrees that a final judgment in any such Legal Actions shall be conclusive and may be enforced in other jurisdictions by Legal Actions on the judgment or in any other manner provided by applicable Law. Each of the Parties irrevocably consents to service of process in the manner provided for notices in Section 7.7 or in any other manner permitted by applicable Laws.

Section 7.6 Waiver of Jury Trial. Each of the Parties acknowledges and agrees that any controversy directly or indirectly arising out of or relating to this Agreement, any document or certificate contemplated by this Agreement or the Transactions is likely to involve complicated and difficult issues and, therefore, it irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any Legal Actions directly or indirectly arising out of or relating to this Agreement, any document or certificate contemplated by this Agreement or the Transactions. Each of the Parties certifies and acknowledges that (a) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of any Legal Actions, seek to enforce the foregoing waiver, (b) such Party has considered the implications of this waiver, (c) such Party makes this waiver voluntarily and (d) such Party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 7.6.

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Section 7.7 Notices. All notices, requests, instructions, consents, claims, demands, waivers, approvals and other communications to be given or made hereunder by one or more Parties to one or more of the other Parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) personally delivered or by an internationally recognized overnight courier service upon the Party or Parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested or (c) sent by email; provided, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 7.7 or (ii) the receiving Party delivers a written confirmation of receipt of such notice by email or any other method described in this Section 7.7. Such communications must be sent to the respective Parties at the following street addresses or email addresses or at such other street address or email address for a Party as shall be specified for such purpose in a notice given in accordance with this Section 7.7.

If to Parent or the Transferring Parties, to:

Steel Partners Holdings L.P.
590 Madison Avenue, 32nd Floor
New York, New York, 10022
Attention: Maria Reda
Email: [**]

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
333 SE 2nd Avenue, Suite 4400
Miami, FL 33131
Attention: Alan I. Annex and Flora Perez
Email: [**]

If to the Acquiror, to:

Steel Connect, Inc.
590 Madison Avenue, 32nd Floor
New York, New York, 10022
Attention: Jason Wong
Email: [**]

with a copy (which shall not constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020-1095
Attention: Colin J. Diamon and Andrew J. Ericksen
Email: [**]

and

Dentons US LLP
22 Little W 12th Street
New York, NY 10014
Attention: Victor H. Boyajian, Ira L. Kotel, and Ilan Katz
Email: [**]

or to such other Persons or addresses as may be designated in writing by the Person entitled to receive such communication as provided above.

Section 7.8 Entire Agreement. This Agreement (including exhibits to this Agreement) constitutes the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the Parties.

Annex A-18

Section 7.9 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies.

Section 7.10 Severability. To the fullest extent permitted by applicable Laws, the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

Section 7.11 Rules of Construction. The Parties have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any, agreement or other document shall be construed against the Party drafting such agreement or other document to the fullest extent permitted by applicable Laws.

Section 7.12 Assignment. This Agreement shall not be assignable by operation of law or otherwise without the prior written consent of each Party. Any purported assignment in violation of this Section 7.12 shall be null and void.

Section 7.13 Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party shall be cumulative with and not exclusive of any other remedy contained in this Agreement, at law or in equity and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy.

Section 7.14 Specific Performance. The Parties acknowledge and agree that (a) irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and (b) monetary damages would both be incalculable and an insufficient remedy for such failure or breach. It is accordingly agreed that, in addition to any other remedy they are entitled to at law or in equity, each of the Parties shall, to the fullest extent permitted by applicable Laws, be entitled to specific performance and the issuance of immediate injunctive and other equitable relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof in the Courts, without the necessity of proving the inadequacy of money damages as a remedy, and, to the fullest extent permitted by applicable Laws, the Parties further waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties are entitled at Law or in equity. Each of the Parties further agrees, to the fullest extent permitted by applicable Laws, that in the event of any action for specific performance in respect of such breach or violation, it will not assert the defense that a remedy at law would be adequate or that the consideration reflected in this Agreement was inadequate or that the terms of this Agreement were not just and reasonable.

Section 7.15 Counterparts; Effectiveness. To the fullest extent permitted by applicable Laws, this Agreement and any document or certificate contemplated by this Agreement may be executed and delivered, including by e-mail of an attachment in Adobe Portable Document Format or other file format based on common standards (“Electronic Delivery”), in any number of counterparts, and in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any such counterpart, to the extent delivered using Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in-person. To the fullest extent permitted by applicable Laws, none of the Parties shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or this Agreement or any document or certificate contemplated by this Agreement was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each forever waives any such defense, except to the extent that such defense relates to lack of authenticity. This Agreement shall become effective when each Party shall have received counterparts signed by all of the other Parties.

Section 7.16 Strategic Planning Committee. Notwithstanding anything to the contrary set forth in this Agreement (but subject to the provisions of this Section 7.16), until the Closing, (a) the Acquiror may take the following actions only with the prior approval or recommendation of the Strategic Planning Committee: (i) amending, restating, modifying or otherwise changing any provision of this Agreement; (ii) waiving any right under this Agreement or

Annex A-19

extending the time for the performance of any obligation of Parent or the Transferring Parties under this Agreement; (iii) terminating this Agreement; (iv) taking any action under this Agreement that expressly requires the approval of the Strategic Planning Committee; (v) making any decision or determination, or taking any action under or with respect to this Agreement, the other Transaction Documents or the Transactions, that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Acquiror Board; (vi) granting any approval or consent for, or agreement to, any item for which the approval, consent or agreement of the Acquiror is required under this Agreement or the other Transaction Documents; and (vii) agreeing to do any of the foregoing and (b) no decision or determination shall be made, or action taken, by the Acquiror or by the Acquiror Board under or with respect to this Agreement, the other Transaction Documents or the Transactions without first obtaining the approval of the Strategic Planning Committee. For the avoidance of doubt, (A) any requirement of the Acquiror or the Acquiror Board to obtain the approval of the Strategic Planning Committee pursuant to this Section 7.16 shall not, and shall not be deemed to, modify or otherwise affect any rights of the Acquiror, or any obligations of the Acquiror to Parent or the Transferring Parties set forth in this Agreement and (B) in no event shall the Strategic Planning Committee have the right, power or authority to cause the Acquiror to take any action or matter (other than the election of directors) expressly required by the DGCL to be submitted to the Acquiror’s stockholders for approval.

[Signature Page Follows]

Annex A-20

IN WITNESS WHEREOF, this Exchange Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

STEEL PARTNERS HOLDINGS L.P.
By:	Steel Partners Holdings GP Inc., its general partner
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
STEEL EXCEL, INC.
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WEBFINANCIAL HOLDING CORPORATION
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
STEEL CONNECT, INC.
By:	/s/ Jason Wong
Name: Jason Wong
Title: Chief Financial Officer and Treasurer

Annex A-21

EXHIBIT A

CERTIFICATE OF DESIGNATION

Annex A-22

EXHIBIT B-1

STOCKHOLDERS’ AGREEMENT

Annex A-23

EXHIBIT B-2

FORM OF VOTING AGREEMENT

Annex A-24

EXHIBIT C

INTEREST ASSIGNMENT AGREEMENT

Annex A-25

SCHEDULE I

EQUITY CONSIDERATION

Transferring Party	Number of Series E Preferred Shares to be Issued
WebFinancial Holding Corporation	3,387,957
Steel Excel, Inc.	112,043
Total	3,500,000

Annex A-26

SCHEDULE II

TRANSFERRED SHARES

Transferring Party	Number of Transferred Shares To Be Transferred
WebFinancial Holding Corporation	3,482,572
Steel Excel, Inc.	115,172
Total	3,597,744

Annex A-27

Annex B

EXECUTION VERSION

STOCKHOLDERS’ AGREEMENT

STOCKHOLDERS’ AGREEMENT, dated as of April 30, 2023 (this “Agreement”), by and among Steel Connect, Inc., a Delaware corporation (the “Company”), Steel Partners Holdings L.P., a Delaware limited partnership (“SP”) and the Persons (as defined below) affiliated with SP identified on the signature page hereto (together with SP, the “SP Investors”).

RECITALS

WHEREAS, the SP Investors currently beneficially own 52.6% of the outstanding equity interest of the Company, on an as-converted basis;

WHEREAS, the Company, SP and certain Affiliates of SP party thereto (the “Transferring Parties”) have entered into a Transfer and Exchange Agreement, dated as of April 30, 2023 (the “Transfer and Exchange Agreement”), pursuant to which the Transferring Parties will exchange certain assets held by them in exchange for 3,500,000 shares of Series E Convertible Preferred Stock of the Company (the “Series E Preferred Stock”);

WHEREAS, the parties hereto wish to enter into this Agreement to set forth their agreement as to the matters set forth herein; and

WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the Company and the Transferring Parties under the Transfer and Exchange Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
CERTAIN DEFINITIONS

SECTION 1.01 Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in preamble.

“Board” means the Board of Directors of the Company.

“Business Day” means any day, other than Saturday, Sunday or a federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

“Bylaws” means the Fourth Amended and Restated Bylaws of the Company, effective June 23, 2014, as they may hereafter be amended from time to time.

“Charter” means the Restated Certificate of Incorporation of the Company dated as of September 29, 2008, as it may hereafter be amended from time to time.

“Closing” means the closing of the transactions contemplated by the Transfer and Exchange Agreement.

Annex B-1

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Company” has the meaning set forth in preamble.

“Company Common Stock” means the Company’s common stock, par value, $0.01 per share.

“Convertible Instruments” means the Series E Preferred Stock, the Series C Convertible Preferred Stock, par value $0.01 per share, of the Company, and the 7.50% Convertible Senior Note due 2024 of the Company.

“DAC Independent Director” has the meaning set forth in Section 2.02(b).

“Disinterested Audit Committee” has the meaning set forth in Section 2.02(b).

“Disinterested Director” means a director that (i) is not an employee, consultant or officer of the Company or any member of the SP Group, (ii) is not an Affiliate of the SP Group or any Person that is an Affiliate of the SP Group, (iii) is not an Immediate Family Member of an Affiliate of the SP Group, and (iv) does not have any direct or indirect financial interest in or with respect to any transaction between the Company and the SP Group.

“Electronic Delivery” has the meaning set forth in Section 4.08.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Final Sunset Date” means the date upon which any Person or group of related Persons owns 100% of equity securities of the Company.

“Going-Private Transaction” has the meaning set forth in Section 2.03(c).

“Governmental Entity” means any domestic or foreign international, national, federal, state, provincial or local governmental, regulatory or administrative authority, agency, commission, court, tribunal, arbitral body or self-regulated entity.

“Immediate Family Member” of any Person means such Person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone else (other than domestic employees) sharing such Person’s home.

“Independence Standards” means the standard of independence necessary for a director to qualify as an “Independent Director under” (i) the rules and listing standards of the Stock Exchange, as may be amended from time to time, (ii) the rules and regulations of the Commission, as may be amended from time to time, and (iii) in the Charter.

“Independent Audit Committee” has the meaning set forth in Section 2.02(a).

“Independent Directors” means members of the Board who meet the Independence Standards.

“Initial Sunset Date” means September 1, 2025.

“Intermediate Sunset Date” means September 1, 2028.

“Laws” means any domestic or foreign laws, statutes, ordinances, rules, regulations, codes or executive orders enacted, issued, adopted, promulgated or applied by any Governmental Entity.

“Market Value” means (1) prior to the Potential Delisting Date (if any), as of any date of determination, the product of (a) the number of outstanding shares of the Company Common Stock publicly disclosed in the Company’s most recently issued financial statements filed by the Company with the Commission and (b) the closing price of a share of Company Common Stock (as quoted on Bloomberg L.P.’s page or any successor page thereto of Bloomberg L.P. or if such page is not available, any other commercially available source) and (2) after the Potential Delisting Date (if any), the equity value of the Company, as determined by the Board in good faith.

Annex B-2

“Net-Positive After-Acquired Stock Position” means, to the extent that the SP Investors purchase and/or sell any shares of Company Common Stock on or after the date of the Closing but prior to the Reith Distribution, the excess, if any, of (i) the aggregate number of shares of Company Common Stock “beneficially owned” (as defined under Rule 13d-3 of the Exchange Act) by the SP Investors on the date of the Reith Distribution minus (ii) the aggregate number of shares of Company Common Stock beneficially owned the SP Investors immediately following the Closing (which, for the avoidance of doubt, for purposes of both clauses (i) and (ii), shall exclude shares of Company Common Stock issuable upon conversion of the Convertible Instruments).

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term shall include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Potential Delisting Date” means the date, if any, on which the Company ceases to be an SEC Reporting Company.

“Reith Claims” means any claims brought by the Company or any of its Subsidiaries arising out of, or in connection with, the Reith Litigation.

“Reith Distribution” has the meaning set forth in Section 3.01(a).

“Reith Litigation” means the lawsuit entitled Reith v. Lichtenstein, et al., C.A. No. 2018-0277-MTZ (Del. Ch. 2018) class and derivative action and any related actions.

“Reith Litigation Expenses” means, without duplication, the sum of all documented out-of-pocket fees, costs and expenses (including attorneys’ fees and expenses) reasonably incurred by the Company or any Subsidiary of the Company in pursuing, prosecuting and settling the Reith Claims; which shall (i) include (x) the fees and expenses of advisors and witnesses (including expert witnesses), court costs and out-of-pocket expenses reasonably incurred by current or former employees or advisors of the Company (excluding any compensation expenses of current employees of the Company) and (y) any Tax accrued or incurred as a result of the Company’s receipt of the Reith Litigation Proceeds to the extent that such Tax is not capable of being offset by any net-operating loss carryforwards or any current losses or deductions in the current year in which the Reith Litigation Proceeds are received, and (ii) exclude (x) any fees, costs and expenses incurred by any member of the SP Group and their Affiliates (other than the Company and any Subsidiary of the Company) and (y) any fees, costs and expenses that were paid from any settlement amount prior to distribution of the Reith Litigation Proceeds to the Company, in each case, as determined in good faith by the Independent Audit Committee.

“Reith Litigation Proceeds” means all cash compensation, payments, penalties, interest and other damages, if any, recovered or received by the Company or any of its Affiliates as a result of the Reith Claims, whether such compensation, penalties, interest or other damages are recovered at trial, upon appeal or in settlement.

“Reith Net Litigation Proceeds” means (i) the Reith Litigation Proceeds minus (ii) the Reith Litigation Expenses.

“Related Party Transaction” means any agreement or transaction between the Company and any Person in the SP Group.

“SEC Reporting Company” means an issuer that is subject to the reporting requirements of the Section 13 or Section 15(d) of the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series E Preferred Stock” has the meaning set forth in the recitals.

“Services Agreement” has the meaning set forth in Section 2.03(b)(i).

“SP” has the meaning set forth in preamble.

“SP Group” means the SP Investors and their Subsidiaries and Affiliates.

“SP Investors” has the meaning set forth in preamble.

Annex B-3

“Steel Services” has the meaning set forth in Section 2.03(b)(i).

“Stock Exchange” means the Nasdaq Capital Market or such other national stock exchange on which the Company Common Stock is listed for trading.

“Subsidiary” means, when used with respect to any Person, any other Person that such first Person, as applicable, directly or indirectly owns or has the power to vote or control fifty percent (50%) or more of any other class or series of capital stock, limited liability company or membership interest, partnership interest or other equity interest of such Person; provided, however, that, notwithstanding the foregoing to the contrary, the Company shall not be a “Subsidiary” of any Person in the SP Group.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature imposed on or determined with reference to gross or net income.

“Transaction Committee” has the meaning set forth in Section 2.02(d).

“Transfer and Exchange Agreement” has the meaning set forth in the recitals.

“Transferring Parties” has the meaning set forth in the recitals.

ARTICLE 2
CORPORATE GOVERNANCE

SECTION 2.01 Size and Composition of the Board. From the Closing through the Final Sunset Date, the Board shall consist of seven (7) Directors; provided, however, that the Board shall further increase the number of directors to the extent necessary to comply with applicable law and the rules and regulations of the Stock Exchange.

SECTION 2.02 Committees.

(a) From and after the Closing and until the Potential Delisting Date, the Board shall at all times maintain such committees as may be required by the rules and regulations of the Commission and the applicable rules and listing standards of the Stock Exchange, including an audit committee consisting of at least three (3) members, all of which members satisfy the Independence Standards (the “Independent Audit Committee”).

(b) If the Company ceases to be an SEC Reporting Company prior to the Final Sunset Date, then from the Potential Delisting Date through the Final Sunset Date, the Board shall have a disinterested audit committee (the “Disinterested Audit Committee”) comprised of at least three directors with (i) at least one (1) member that satisfies the Independence Standards (the “DAC Independent Director”) and (ii) all remaining members qualifying as Disinterested Directors. For the avoidance of any doubt, the obligations to maintain a Disinterested Audit Committee shall apply even if the Company is not required to maintain a Disinterested Audit Committee pursuant to the rules and regulations of the Commission or the applicable rules and listing standards of the Stock Exchange.

(c) The Independent Audit Committee and the DAC Independent Director shall have the authority, at such time as it chooses to do so, to interview, select and retain, at the Company’s expense and on behalf of the Board of Directors, the Independent Audit Committee or the Disinterested Audit Committee, such investment bankers, financial advisors, attorneys, accountants or other advisors as it may deem appropriate, and to establish the terms of engagement of each such advisor, including in connection with the approval of any transaction described in Section 2.03.

(d) Promptly following the Closing, the Company will create a transaction committee comprised of directors and members of senior management of the Company (the “Transaction Committee”). The Transaction Committee shall propose, consider and evaluate potential strategic transactions for the Company that increase shareholder value.

(e) The Board shall take or cause to be taken all lawful action necessary or appropriate to ensure that none of the Charter or Bylaws contain any provisions inconsistent with this Agreement or which would in any way nullify or impair the terms of this Agreement or the rights of the Company or of the SP Investors hereunder. The Charter and Bylaws shall not be amended prior to the Final Sunset Date in any manner inconsistent with this Agreement or which would in any way nullify or impair the terms of this Agreement or the rights of the Company or of the SP Investors hereunder without the prior approval of the Independent Audit Committee or Disinterested Audit Committee, as applicable.

Annex B-4

SECTION 2.03 Approval Required for Certain Actions.

(a) From the Closing until the Initial Sunset Date, in addition to any approval by the Board required by the Charter, the Bylaws, applicable Law or applicable rules and regulations of the Commission or the Stock Exchange, the prior approval of the Independent Audit Committee shall be required in order for the Board to validly approve and authorize a voluntary delisting of the Company Common Stock from the Stock Exchange or a transaction (including an merger, recapitalization, stock split or otherwise) which results in (i) the delisting of the Company Common Stock from the Stock Exchange, (ii) the Company ceasing to be an SEC Reporting Company or (iii) the Company filing a Form 25, Form 15 or any similar form with the Commission. From the Closing until the Initial Sunset Date, the Board shall cause the Company to take all actions required to maintain the listing of the Company Common Stock on the Stock Exchange and to cause the Company to be an SEC Reporting Company.

(b) From the Closing until the Initial Sunset Date, in addition to any approval by the Board required by the Charter, the Bylaws, applicable Law or applicable rules and regulations of the Commission or the Stock Exchange, the prior approval of (1) the Independent Audit Committee or (2) the Disinterested Audit Committee, as applicable, shall be required in order for the Board to validly approve and authorize any of the following:

(i) any amendment to the terms of that certain Management Services Agreement (the “Services Agreement”) dated June 14, 2019, by and between the Company and Steel Services Ltd., an indirect wholly-owned subsidiary of SP (“Steel Services”), provided, however, that nothing herein shall limit Steel Service’s or SP’s right to terminate the Services Agreement pursuant to its terms; or

(ii) any Related Party Transaction (other than an amendment to the Services Agreement) in which case, the Independent Audit Committee or the Disinterested Audit Committee, as applicable, will, to the extent it determines, in its sole discretion (except as otherwise indicated in this Section 2.03(b)(ii)), that such Related Party Transaction is material, implement a special process that is customary in connection with the review and approval of such Related Party Transaction; provided, however, that the parties agree that, any Related Party Transaction where the amount involved exceeds $80 million shall be deemed material if the Company’s Market Value at such time is below $750 million; provided further, however, in determining if a Related Party Transaction is material, the Independent Audit Committee or the Disinterested Audit Committee, as applicable, shall treat all related steps or transactions that form part of a Related Party Transaction as a single Related Party Transaction.

(c) Subject to Section 2.03(d), from and after the Closing until the Intermediate Sunset Date, in addition to any approval by the Board required by the Charter, the Bylaws, applicable Law or applicable rules and regulations of the Commission or the Stock Exchange, the prior approval of the (1) Independent Audit Committee or (2) the Disinterested Audit Committee, as applicable, shall be required in order for the Board to validly approve and authorize a going private transaction pursuant to which the members of the SP Group would acquire all of the outstanding Company Common Stock not held by the SP Group (with any alternative transaction that would have the same impact, a “Going-Private Transaction”); provided, however, that prior to approving any Going-Private Transaction, the Independent Audit Committee or Disinterested Audit Committee, as applicable, shall engage financial and legal advisors (and such other advisors as it deems appropriate) pursuant to Section 2.02(c) to assist in its evaluation of the Going-Private Transaction.

(d) From and after the Closing until the Final Sunset Date, in addition to any approval by the Board required by the Charter, the Bylaws, applicable Law or applicable rules and regulations of the Commission or the Stock Exchange, the prior approval of the (1) Independent Audit Committee or (2) the Disinterested Audit Committee, as applicable, shall be required in order for the Board to validly approve and authorize a short-form or squeeze-out merger between the Company and a Person or Persons within the SP Group; provided, however, that prior to approving any such short-form or squeeze-out merger, the Independent Audit Committee or Disinterested Audit Committee, as applicable, shall engage financial and legal advisors (and such other advisors as it deems appropriate) pursuant to Section 2.02(c) to assist in its evaluation of the short-form or squeeze-out merger.

(e) From and after the Closing until the Final Sunset Date, in addition to any approval by the Board required by the Charter, the Bylaws, applicable Law or applicable rules and regulations of the Commission or the Stock Exchange, the prior approval of the (1) Independent Audit Committee or (2) the Disinterested Audit Committee, as applicable, shall be required prior to any transfer of equity interests in the Company by the members of the SP

Annex B-5

Group if such transfers would result in 80% of the voting power and value of the equity interests in the Company that are held by the members of the SP Group being held by one corporate entity.

ARTICLE 3
ALLOCATION OF LITIGATION PROCEEDS

SECTION 3.01 Allocation of Litigation Proceeds.

Upon any resolution of the Reith Litigation and receipt by the Company of any Reith Litigation Proceeds, the Company and the SP Investors agree that:

(a) Seventy percent (70%) of any Reith Net Litigation Proceeds shall be, to the extent not prohibited by applicable Law, promptly distributed by way of a special dividend or other distribution, as determined by the Board (the “Reith Distribution”), to the holders of Company Common Stock outstanding on the record date set by the Board for such dividend or distribution, with the remaining thirty percent (30%) of the Reith Net Litigation Proceeds being retained by the Company;

(b) the SP Investors hereby waive any right to receive any portion of the Reith Distribution to the extent of any shares of Company Common Stock held by the SP Investors as of the Closing or acquired upon conversion of the Convertible Instruments; provided, however, to the extent any SP Investor acquires Company Common Stock after the Closing (other than in connection with the conversion of the Convertible Instruments), it will be entitled to its pro-rata portion of the Reith Distribution with respect to its Net-Positive After-Acquired Stock Position; and

(c) the Company shall be entitled to deduct and withhold, or cause to be deducted or withheld, from the Reith Distribution otherwise payable pursuant to this Agreement, such amounts as it may be required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law.

ARTICLE 4
MISCELLANEOUS

SECTION 4.01 Termination. This Agreement shall terminate upon the earliest to occur of:

(a) written agreement to that effect, signed by all parties hereto or all parties then possessing any rights hereunder; provided, however, that any termination of this Agreement prior to the Final Sunset Date requires the approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable; and

(b) the consummation of a Going-Private Transaction.

SECTION 4.02 Notices. All notices, requests, instructions, consents, claims, demands, waivers, approvals and other communications to be given or made hereunder by one or more parties to one or more of the other parties shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) personally delivered or by an internationally recognized overnight courier service upon the arty or parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested or (c) sent by email; provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 4.02 or (ii) the receiving party delivers a written confirmation of receipt of such notice by email or any other method described in this Section 4.02. Such communications must be sent to the respective parties at the following street addresses or email addresses or at such other street address or email address for a party as shall be specified for such purpose in a notice given in accordance with this Section 4.02.

If to SP or any SP Investor, to:

Steel Partners Holdings L.P.
590 Madison Avenue, 32nd Floor
New York, New York, 10022
Attention: Maria Reda

Email: [**]

Annex B-6

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
333 SE 2nd Avenue, Suite 4400
Miami, FL 33131
Attention: Alan I. Annex and Flora Perez

Email: [**]

If to the Company, to:

Steel Connect, Inc.
590 Madison Avenue, 32nd Floor
New York, New York, 10022
Attention: Jason Wong

Email: [**]

with a copy (which shall not constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020-1095
Attention: Colin J. Diamon and Andrew J. Ericksen

Email: [**]

and

Dentons US LLP
22 Little W 12th Street
New York, NY 10014
Attention: Victor H. Boyajian, Ira L. Kotel, and Ilan Katz

Email: [**]

or to such other Persons or addresses as may be designated in writing by the Person entitled to receive such communication as provided above.

SECTION 4.03 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

SECTION 4.04 Expenses Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

SECTION 4.05 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to the Laws that might otherwise govern under applicable principles of conflicts of law. To the fullest extent permitted by applicable Laws, each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent that the Court of Chancery of the State of Delaware is found to lack jurisdiction, then the Superior Court of the State of Delaware or, to the extent that both of the aforesaid courts are found to lack jurisdiction, then the United States District Court of the District of Delaware (collectively with any appellate courts thereof, the “Courts”), in any legal actions directly or indirectly arising out of or relating to this Agreement, any document or certificate contemplated by this Agreement or thereby or to interpret, apply or enforce this Agreement, any document or certificate contemplated by this Agreement or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such legal actions except in the Courts, (b) agrees that any claim in respect of any such legal actions may be heard and determined in the Courts, (c) waives any objection which it may now or hereafter have to the laying of venue of any such legal actions in the Courts and (d) waives the defense of an inconvenient forum to the maintenance of any such

Annex B-7

legal actions in the Courts. To the fullest extent permitted by applicable Laws, each of the parties to this Agreement agrees that a final judgment in any such legal actions shall be conclusive and may be enforced in other jurisdictions by legal actions on the judgment or in any other manner provided by applicable Law. Each of the parties irrevocably consents to service of process in the manner provided for notices in Section 4.02 or in any other manner permitted by applicable Laws.

SECTION 4.06 Waiver of Jury Trial. Each of the parties acknowledges and agrees that any controversy directly or indirectly arising out of or relating to this Agreement, any document or certificate contemplated by this Agreement is likely to involve complicated and difficult issues and, therefore, it irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal actions directly or indirectly arising out of or relating to this Agreement, any document or certificate contemplated by this Agreement. Each of the parties certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any legal actions, seek to enforce the foregoing waiver, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily and (d) such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 4.06.

SECTION 4.07 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or in equity.

SECTION 4.08 Counterparts; Effectiveness. To the fullest extent permitted by applicable Laws, this Agreement may be executed and delivered, including by e-mail of an attachment in Adobe Portable Document Format or other file format based on common standards (“Electronic Delivery”), in any number of counterparts, and in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any such counterpart, to the extent delivered using Electronic Delivery shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in-person. To the fullest extent permitted by applicable Laws, none of the parties shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or this Agreement or any document or certificate contemplated by this Agreement was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each forever waives any such defense, except to the extent that such defense relates to lack of authenticity. This Agreement shall become effective when each party to this Agreement shall have received counterparts signed by all of the other parties.

SECTION 4.09 Entire Agreement. This Agreement (including exhibits to this Agreement) constitutes the entire agreement and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

SECTION 4.10 Assignment. This Agreement shall not be assigned by operation of Law or otherwise without the express written consent of the parties hereto (which consent may be granted or withheld in the sole discretion of any party) and any such assignment or attempted assignment without such consent shall be void.

SECTION 4.11 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Company and each the SP Investors or (b) by a waiver in accordance with Section 4.12; provided, however, that any amendment of this Agreement by the Company prior to the Final Sunset Date requires the approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable.

SECTION 4.12 Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party or (b) waive compliance with any of the agreements of the other party or conditions to such party’s obligations contained herein; provided, however, that any waiver of this Agreement by the Company prior to the Final Sunset Date requires the approval of the Independent Audit Committee or the Disinterested Audit Committee, as applicable. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Annex B-8

SECTION 4.13 Severability. To the fullest extent permitted by applicable Laws, the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

SECTION 4.14 No Partnership. No partnership, joint venture or joint undertaking is intended to be, or is, formed among the parties hereto or any of them by reason of this Agreement or the transactions contemplated herein.

SECTION 4.15 Public Announcements. Except as required by Law (including for the avoidance of doubt any stock exchange rule), no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or otherwise communicate with any news media without the prior written consent of the other parties, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

SECTION 4.16 Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by Law or otherwise.

SECTION 4.17 Interpretation; Headings. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. Unless otherwise specified, all references herein to “Articles”, “Sections” and paragraphs shall refer to corresponding provisions of this Agreement. The descriptive headings and subheadings in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement or any provision hereto.

SECTION 4.18 Construction. The parties have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any Laws or rule of construction providing that ambiguities in any, agreement or other document shall be construed against the party drafting such agreement or other document to the fullest extent permitted by applicable Laws.

(signature page follows)

Annex B-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY:
STEEL CONNECT, INC., a Delaware corporation
By:	/s/ Jason Wong
Name: Jason Wong
Title: Chief Financial Officer and Treasurer

[Signature Page to Stockholders’ Agreement]

Annex B-10

SP INVESTORS:
STEEL PARTNERS HOLDINGS L.P.
By:	Steel Partners Holdings GP Inc., its general partner
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WEBFINANCIAL HOLDING CORPORATION
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WHX CS, LLC
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WF ASSET CORP
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
STEEL PARTNERS LTD.
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
/s/ Jack L. Howard
Jack L. Howard

[Signature Page to Stockholders’ Agreement]

Annex B-11

Annex C

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES E CONVERTIBLE PREFERRED STOCK

OF

STEEL CONNECT, INC.

_______________

(Pursuant to Section 151 of the Delaware General Corporation Law)

_______________

Steel Connect, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that, pursuant to authority conferred on its Board of Directors (the “Board”) by the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), and in accordance with Section 141 of the Delaware General Corporation Law, the following resolution was adopted by the Board at a meeting of the Board duly held on April 30, 2023, which resolution remains in full force and effect on the date hereof:

RESOLVED, that the Board, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation, hereby authorizes the issuance of a series of preferred stock designated as the Series E Convertible Preferred Stock, par value $0.01 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation which are applicable to the Corporation’s preferred stock of all classes and series) as follows:

1. Designation, Amount and Par Value. Pursuant to this Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of the Corporation (this “Certificate of Designations”), there is hereby designated a series of the Corporation’s authorized preferred stock having a par value of $0.01 per share (the “Preferred Stock”), which series shall be designated as “Series E Convertible Preferred Stock” (the “Series E Preferred Stock”), and the number of shares so designated shall be Three Million Five Hundred Thousand (3,500,000). Each share of Series E Preferred Stock shall have a par value of $0.01 per share.

2. Definitions. In addition to the terms defined elsewhere in this Certificate of Designations, the following terms have the meanings indicated. Capitalized terms used but not defined in this Certificate of Designations shall have the respective meanings given to them in the Transfer and Exchange Agreement (as defined below):

“Board” has the meaning set forth in the preamble to this Certificate of Designations.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designations” has the meaning set forth in Section 1.

“Certificate of Incorporation” has the meaning set forth in the preamble to this Certificate of Designations.

“Common Stock” means the common stock of the Corporation, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Conversion Date” has the meaning set forth in Section 7(a).

“Conversion Notice” has the meaning set forth in Section 7(a).

“Conversion Price” has the meaning set forth in Section 7(a).

“Corporation” has the meaning set forth in the preamble to this Certificate of Designations.

Annex C-1

“DTC” means The Depository Trust Corporation.

“Eligible Market” means any of the following: the Principal Market, the New York Stock Exchange, the NYSE MKT, The NASDAQ Global Select Market, The NASDAQ Capital Market or the OTC Bulletin Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fractional Cash Payment” has the meaning set forth in Section 7(f).

“Holder” means any holder of Series E Preferred Stock.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation other than the Series C Preferred Stock and the Series E Preferred Stock.

“Liquidation Event” means any of the following: (i) any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, (ii) any merger or consolidation in which the Corporation is a constituent party or a Significant Subsidiary is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation such that the stockholders of the Corporation prior to such merger or consolidation hold less than 50.0% of the aggregate voting securities of the Corporation following such merger or consolidation, or (iii) any sale of all or substantially all of the assets or capital stock of the Corporation or one or more Significant Subsidiaries if substantially all of the assets of the Corporation are held by such Significant Subsidiary or Significant Subsidiaries.

“Majority Holders” means, as of any date of determination, the holders of a majority of the then outstanding shares of Series E Preferred Stock.

“Nasdaq Proposal” means the proposal to consider and vote upon the rights of the Holders to vote and receive dividends together with the holders of Common Stock on an as-converted basis and the issuance of Common Stock upon conversion of the Series E Preferred Stock by the Holders at their option, as required by the rules and regulation of the Principal Market.

“Original Issue Date” with respect to any share of Series E Preferred Stock means the date of the first issuance of such share of the Series E Preferred Stock, regardless of the number of transfers of any particular shares of Series E Preferred Stock thereafter and regardless of the number of certificates that may be issued to evidence shares of Series E Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock corporation, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” has the meaning set forth in Section 1.

“Principal Market” means The Nasdaq Capital Market.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series C Preferred Stock” means the Corporation’s Series C Convertible Preferred Stock, par value $0.01 per share.

“Series E Preferred Stock” has the meaning set forth in Section 1.

“Series E Preferred Stock Register” has the meaning set forth in Section 4.

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X.

“Stockholder Approval” means approval of the Nasdaq Proposal by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and the Series C Preferred Stock (voting on an as converted to shares of Common Stock basis), voting together as a single class.

Annex C-2

“Subsidiary” means at any time, any Person (other than a natural person or Governmental Entity) which the Corporation (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than a majority of the capital stock or equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded); provided that Trading Day shall not include any day on which the Common Stock is scheduled to trade on the Principal Market (or, if not traded on the Principal Market, in any applicable Eligible Market) for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Principal Market (or, if not traded on the Principal Market, on the Eligible Market on which the Common Stock is then traded) does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York Time.

“Transaction Documents” means this Certificate of Designations, the Transfer and Exchange Agreement, and any other documents, certificates or agreements executed or delivered in connection with the transactions contemplated by the Transfer and Exchange Agreement.

“Transfer and Exchange Agreement” means the Transfer and Exchange Agreement, dated on or about the date hereof, by and among the Corporation, Steel Partners Holdings L.P., a Delaware limited partnership, Steel Excel, Inc., a Delaware corporation, and WebFinancial Holding Corporation, a Delaware corporation, as amended from time to time.

“Underlying Shares” means the shares of Common Stock issued or issuable (i) upon conversion of the Series E Preferred Stock pursuant to this Certificate of Designations, or (ii) in satisfaction of any other obligation or right of the Corporation to issue shares of Common Stock pursuant to this Certificate of Designations, and in each case, any securities issued or issuable in exchange for or in respect of such securities.

3. Dividends.

(a) Holders are not entitled to receive any dividends or other distributions from the Corporation except as provided in this Section 3. Following the date on which Stockholder Approval is obtained, Holders will be entitled to participate equally and ratably with the holders of shares of Common Stock in all dividends or other distributions on the shares of Common Stock as if, immediately prior to each record date for payment of dividends or other distributions on the Common Stock, shares of Series E Preferred Stock then outstanding were converted into shares of Common Stock. Dividends or other distributions payable pursuant to this Section 3 will be payable on the same date that such dividends or other distributions are payable to holders of shares of Common Stock, and no dividends or other distributions will be payable to holders of shares of Common Stock unless dividends or such other distributions contemplated by this Section 3 are also paid at the same time in respect of the Series E Preferred Stock.

(b) Notwithstanding the foregoing, the Corporation may not pay dividends by issuing Common Stock to any Holder unless, at such time, the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance.

4. Registration of Issuance and Ownership of Series E Preferred Stock. The Corporation shall register the issuance and ownership of shares of the Series E Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series E Preferred Stock Register”), in the name of the record Holders thereof from time to time. The Corporation may deem and treat the registered Holder as the absolute owner thereof for the purpose of any distribution to such Holder, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers. The Corporation shall register the transfer of any shares of Series E Preferred Stock in the Series E Preferred Stock Register, upon surrender of certificates evidencing such shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series E Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder.

Annex C-3

6. Liquidation.

(a) Upon the occurrence of any Liquidation Event, the Holders shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share in cash equal to $58.1087 (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series E Preferred Stock (the “Series E Preferred Stock Liquidation Preference”).

(b) If, upon the occurrence of a Liquidation Event, the assets and funds distributed among the Holders shall be insufficient to permit the payment to such Holders of the full Series E Preferred Stock Liquidation Preference, then (x) the Corporation shall take any action necessary or appropriate, to the extent permissible under applicable law and reasonably within its control, to remove promptly any impediments to its ability to pay the total Series E Preferred Stock Liquidation Preference, including to the extent permissible under applicable law, reducing the stated capital of the Corporation or causing a revaluation of the assets of the Corporation to create sufficient surplus to make such payment, and (y) the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders in proportion to the aggregate Series E Preferred Stock Liquidation Preference that would otherwise be payable to each of such Holders with respect to the Series E Preferred Stock.

(c) In the event that the Series E Preferred Stock Liquidation Preference is not paid with respect to any shares of Series E Preferred Stock as required to be paid pursuant to this Section 6, such shares shall continue to be entitled to dividends thereon as provided in Section 3. In the event that the Series E Preferred Stock Liquidation Preference is not paid with respect to any shares of Series E Preferred Stock as required to be paid pursuant to this Section 6, all such shares shall remain outstanding and entitled to all the rights and preferences provided herein.

(d) To the extent not prohibited by applicable law, upon the occurrence of a Liquidation Event, following completion of the distributions to the holders of Series C Preferred Stock and those required by Section 6(a) (including without limitation the payment in full of the Series E Preferred Stock Liquidation Preference), if assets or surplus funds remain in the Corporation, no further payments shall be due with respect to the Series C Preferred Stock or Series E Preferred Stock, and the holders of Junior Securities shall share in all remaining assets of the Corporation.

(e) The Corporation shall provide written notice of any Liquidation Event to each record Holder, if practicable, not less than thirty (30) days prior to the payment date or effective date thereof, or, if not practicable to provide prior notice, promptly upon the occurrence thereof.

(f) In the event that, immediately prior to the closing of a Liquidation Event, the cash distributions required by Section 6(a) have not been made, the Corporation shall forthwith either: (i) make payment of such distributions upon or immediately following the closing of such Liquidation Event; (ii) cause such closing to be postponed until such time as such cash distributions have been made; or (iii) cancel such transaction, in which event the rights, preferences and privileges of the Holders shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under Section 6(e) and no additional amounts shall be due and owing by the Corporation pursuant to Section 6(c).

7. Conversion Rights.

Subject to Section 3(b), the Holders shall have the following rights and restrictions with respect to the conversion of the Series E Preferred Stock into shares of Common Stock:

(a) Conversion. Prior to obtaining the Stockholder Approval, the Series E Preferred Stock will not be convertible into Common Stock or any other security of the Corporation. Following the date on which Stockholder Approval is obtained, Holder, may, at its option, convert all or any shares of Series E Preferred Stock held by such Holder into Common Stock based on a conversion price of $1.10 (the “Conversion Price”) for the Series E Preferred Stock, by delivering to the Corporation a conversion notice (the “Conversion Notice”), in the form attached hereto as Annex A, properly completed and duly executed, and the date any such Conversion Notice is delivered to the Corporation (as determined in accordance with the notice provisions hereof) is a “Conversion Date.”

Annex C-4

(b) Mechanics of Conversion.

(i) The number of shares of Common Stock issuable upon any conversion of shares of Series E Preferred Stock hereunder shall equal the quotient of (x) the product of (A) the Series E Preferred Stock Liquidation Preference (as adjusted for any stock split of the Series E Preferred Stock, stock combination of the Series E Preferred Stock or other similar transaction of the Series E Preferred Stock) multiplied by, (B) the number of shares of Series E Preferred Stock to be converted, divided by, (y) the Conversion Price on the Conversion Date.

(ii) Upon conversion of any shares of Series E Preferred Stock, the Corporation shall promptly (but in no event later than three (3) Trading Days after the Conversion Date) (i) credit the number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission System, or (ii) in the event that clause (i) is not applicable, issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date.

(iii) The Holder shall not be required to deliver the original certificate(s) evidencing the Series E Preferred Stock being converted in order to effect a conversion of such Series E Preferred Stock hereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original certificate(s) and issuance of a new certificate evidencing the remaining shares of Series E Preferred Stock; provided that the cancellation of the original certificate(s) shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System. Upon surrender of a certificate following one or more partial conversions, the Corporation shall promptly deliver to the Holder a new certificate representing the remaining shares of Series E Preferred Stock.

(iv) The Corporation’s obligations to issue and deliver Underlying Shares upon conversion of shares of Series E Preferred Stock in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, or the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination.

(c) Adjustment for Stock Splits and Combinations. If at any time or from time to time on or after the Original Issue Date the Corporation effects a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 7(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(d) Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation. If at any time or from time to time on or after the Original Issue Date the Common Stock issuable upon the conversion of the Series E Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than a subdivision or combination of shares provided for elsewhere in this Section 7), in any such event each Holder shall then have the right to convert Series E Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series E Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the holders of Series E Preferred Stock after the capital reorganization to the end that the provisions of this Section 7 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series E Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

Annex C-5

(e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series E Preferred Stock, if the Series E Preferred Stock is then convertible pursuant to this Section 7, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and shall, upon request, prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each Holder so requesting at the Holder’s address as shown in the Corporation’s books. Failure to request or provide such notice shall have no effect on any such adjustment.

(f) Fractional Shares. The Corporation shall not be required to issue or cause to be issued fractional shares of Common Stock on conversion of Series E Preferred Stock. Subject to Section 7(h), if any fraction of a share of Common Stock would, except for the provisions of this Section 7(f), be issuable upon conversion of Series E Preferred Stock, the number of shares of Common Stock to be issued will be rounded down to the nearest whole share, and the Corporation shall, in lieu of issuing any fractional share, pay an amount of cash equal to the product of such fraction multiplied by the Conversion Price on the date of conversion (each such payment in cash, the “Fractional Cash Payment”).

(g) Payment of Taxes. The Corporation will pay all documentary, stamp, transfer (but only in respect of the registered Holder thereof) and other similar taxes that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series E Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series E Preferred Stock so converted were registered. Holders shall be liable for any income, capital gain or similar tax imposed in connection with such transfer.

(h) Restrictions. Notwithstanding anything else set forth in this Section 7 to the contrary, the Corporation shall not be required to pay any Fractional Cash Payments pursuant to Section 7(f) to any Holder if the payment of such Fractional Cash Payments would cause the Corporation to violate any applicable law or regulation or order. The Corporation shall pay any Fractional Cash Payments owed by it but that it did not pay pursuant to the immediately preceding sentence on the date that is on or before the day that is five (5) days after the Corporation is first able to pay such Fractional Cash Payments without violating any applicable law or regulation or order.

8. Redemption. The Corporation shall not have any right to redeem the Series E Preferred Stock and the Holder shall not have any right to cause the Corporation to redeem the Series E Preferred Stock.

9. Replacement Certificates. If any certificate evidencing Series E Preferred Stock, or Common Stock deliverable pursuant to this Certificate of Designations, is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction (in such case) and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

10. Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of shares of Common Stock which are then issuable and deliverable pursuant to this Certificate of Designations, in each case free from preemptive rights or any other contingent purchase rights of Persons other than the Holders. All shares of Common Stock so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue Underlying Shares as required hereunder, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via email or facsimile at the email address or facsimile number specified in this Section 11 on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the Business Day following

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the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address or facsimile number for such communications shall be: (i) if to the Corporation, to the address or facsimile number therefor set forth in the Transfer and Exchange Agreement, or (ii) if to a Holder, to the address or facsimile number appearing on the Corporation’s stockholder records or such other address or facsimile number as such Holder may provide to the Corporation in accordance with this Section 11.

12. Voting Rights. Prior to obtaining the Stockholder Approval, the Series E Preferred Stock will be non-voting and will not have the right to vote on any matters presented to the stockholders of the Corporation. Following the date on which Stockholder Approval is obtained, each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote, each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all shares of Series E Preferred Stock held of record by such Holder is convertible as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent.

13. Miscellaneous.

(a) The headings herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

(b) No provision of this Certificate of Designations may be amended, except in a written instrument signed by the Corporation and the Majority Holders. Any of the rights of the Holders set forth herein may be waived by the affirmative vote or by written consent of the Majority Holders, except that each Holder may waive its own rights as provided in this Certificate of Designations. No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designations shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has caused this Certificate of Designations to be duly executed as of this 30th day of April, 2023.

STEEL CONNECT, INC.
By:	/s/ Jason Wong
	Name:	Jason Wong
	Title:	Chief Financial Officer and Treasurer

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ANNEX A

NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order
to Convert Shares of Series E Preferred Stock)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series E Preferred Stock indicated below, represented by stock certificate No(s). ___________, into shares of common stock, par value $0.01 per share (the “Common Stock”), of Steel Connect, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Conversion calculations:

Date to Effect Conversion: _________________________________________________________

Number of shares of Series E Preferred Stock owned prior to Conversion: ____________________

Number of shares of Series E Preferred Stock to be Converted: _____________________________

Number of shares of Common Stock to be Issued: _______________________________________

Address for delivery of physical certificates: ____________________________________________

or

for DWAC Delivery:

DWAC Instructions:

Broker no: ______________

Account no: _____________

[HOLDER]
By:
Name:
Title:
Date:

Annex C-9

Annex D

EXECUTION VERSION

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is entered into as of April 30, 2023, by and among Steel Connect, Inc., a Delaware corporation (the “Company”), Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”), WebFinancial Holding Corporation, a Delaware corporation (“WFH”), WHX CS Corp., a Delaware corporation (“WHX”), WF Asset Corp., a Delaware corporation (“WF Asset”), Steel Partners, Ltd., a Delaware corporation (“SPL”), Warren G. Lichtenstein, an individual (“Lichtenstein”), and Jack L. Howard, an individual (“Howard”, and together with WebFinancial, WHX, WF Asset, SPL, and Lichtenstein, the “Stockholders” and each a “Stockholder”).

A. The Company, Parent, Steel Excel, Inc., a Delaware corporation (“SXL”), and WFH (WFH and SX collectively referred to herein as the “Transferring Parties”), have entered into that certain Transfer and Exchange Agreement (as amended from time to time, the “Transfer and Exchange Agreement”), dated as of the date hereof, pursuant to which the Transferring Parties have agreed to transfer, exchange, assign, and deliver to the Company, 3,597,744 shares of common stock of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation collectively held by the Transferring Parties (the “Transfer and Exchange”), and in exchange, the Company will issue the Transferring Parties 3,500,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) of the Company having the rights and preferences set forth in that certain Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock of Steel Connect, Inc. attached as an Exhibit to the Contribution Agreement.

B. Following the closing of the Transfer and Exchange (the “Closing”), the Company will call and hold a meeting of its stockholders (the “Company Meeting”) to consider and vote upon the rights of the Series E Preferred Stock to vote and receive dividends together with the common stock of the Company (on an as-converted basis) and the issuance of the common stock of the Company upon conversion of the Series E Preferred Stock by the holders at their option, as required by the rules and regulation of Nasdaq (the “Nasdaq Proposal”).

C. As of the date hereof, each Stockholder is the Beneficial Owner (as defined below) of, and has the sole right to vote and dispose of, that number of each class of the issued and outstanding capital stock of the Company (the “Company Shares”) set forth opposite such Stockholder’s name on Schedule A hereto; and

D. Concurrently with the entry by the Company and the Transferring Parties into the Transfer and Exchange Agreement, the Stockholders are entering into this Agreement.

Accordingly, and in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.
DEFINITIONS

Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Transfer and Exchange Agreement. In addition, for purposes of this Agreement:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person; provided, however, that notwithstanding anything in this definition to the contrary, the Company shall not be an “Affiliate” of Parent and Parent shall not be an “Affiliate” of the Company. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Beneficially Owned” or “Beneficial Ownership” with respect to any securities means having beneficial ownership of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, disregarding the phrase “within 60 days” in paragraph (d)(1)(i) thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities, securities Beneficially Owned by a Person include securities Beneficially Owned by (i) all Affiliates of such Person, and (ii) all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

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“Beneficial Owner” with respect to any securities means a Person that has Beneficial Ownership of such securities.

“Subject Shares” means, with respect to a Stockholder, without duplication, (i) the Company Shares Beneficially Owned by such Stockholder on the date hereof as described on Schedule A and (ii) any additional Company Shares Beneficially Owned or acquired by such Stockholder, including those over which such Stockholder acquires Beneficial Ownership from and after the date hereof.

“Transfer” means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, whether by operation of Law or otherwise, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” has a correlative meaning.

ARTICLE II.
COVENANTS OF STOCKHOLDERS

2.1 Agreement to Vote.

(a) At each and every meeting of the stockholders of the Company held prior to the Termination Date, however called, and at every adjournment or postponement thereof prior to the Termination Date, or in connection with each and every written consent of, or any other action by, the stockholders of Company given or solicited prior to the Termination Date, each Stockholder will vote or provide a consent with respect to, or shall cause the holder of record on any applicable record date to vote or provide a consent with respect to, all of the Subject Shares entitled to vote or to consent thereon (i) in favor of the Nasdaq Proposal, and (ii) against any other proposal or transaction which may delay, impair, prevent or nullify the Nasdaq Proposal or change in any manner the voting rights of any capital stock of the Company.

(b) No Stockholder will enter into any agreement with any Person (other than the Company) prior to the Termination Date directly or indirectly to vote, consent, grant any proxy or give instructions with respect to the voting of, the Subject Shares in respect of the matters described in Section 2.1(a) hereof, or the effect of which would be inconsistent with or violate any provision contained in this Section 2.1. Any vote or consent (or withholding of consent) by any Stockholder that is not in accordance with this Section 2.1 will be considered null and void, and the provisions of Section 2.1 will be deemed to take immediate effect.

2.2 Revocation of Proxies; Cooperation. Each Stockholder agrees as follows:

(a) Such Stockholder hereby represents and warrants that any proxies previously given in respect of the Subject Shares with respect to the matters described in Section 2.1(a) hereof are not irrevocable, and such Stockholder hereby revokes any and all prior proxies with respect to such Subject Shares as they relate to such matters. Prior to the Termination Date, such Stockholder will not directly or indirectly grant any proxies or powers of attorney with respect to the matters set forth in Section 2.1(a) hereof (other than to the Company), deposit any of the Subject Shares or enter into a voting agreement (other than this Agreement) with respect to any of the Subject Shares relating to any matter described in Section 2.1(a).

2.3 No Transfer of Subject Shares. Each Stockholder agrees that, from the date hereof until the Termination Date, such Stockholder shall not, without the prior written consent of the Strategic Planning Committee, or after the date hereof, the Audit Committee of the Company in place as of such date (the “Independent Committee”), Transfer or agree to Transfer any of the Subject Shares (other than to an Affiliate of the Stockholder and only to the extent the transferee becomes a party to this Agreement and agrees to the provisions set forth herein as a “Stockholder” named herein with respect to such transferred Subject Shares).

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ARTICLE III.
REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS OF STOCKHOLDERS

Each Stockholder represents, warrants and covenants to the Company that:

3.1 Ownership. Such Stockholder is the sole Beneficial Owner or the record owner of the Subject Shares identified opposite such Stockholder’s name on Schedule A and such Subject Shares constitute all of the capital stock of Company Beneficially Owned by such Stockholder. Such Stockholder has good and valid title to all of the Subject Shares, free and clear of all liens, claims, options, proxies, voting agreements and security interests and has the sole right to such Subject Shares and there are no restrictions on rights of disposition or other liens pertaining to such Subject Shares. None of the Subject Shares is subject to any voting trust or other contract with respect to the voting thereof, and no proxy, power of attorney or other authorization has been granted with respect to any of such Subject Shares.

3.2 Authority and Non-Contravention.

(a) Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action, and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c) Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby will directly or indirectly (whether with notice or lapse of time or both) conflict with, result in any violation of or constitute a default by such Stockholder under any mortgage, bond, indenture, agreement, instrument or obligation to which such Stockholder is a party or by which it or any of the Subject Shares are bound.

(d) Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article II hereof and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares, with no limitations, qualifications or restrictions on such rights.

3.3 Total Shares. Except as set forth on Schedule A, no Stockholder is the Beneficial Owner of Company Shares.

ARTICLE IV.
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company represents, warrants and covenants to the Stockholders that:

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Stockholders, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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ARTICLE V.
TERM AND TERMINATION

5.1 This Agreement will become effective upon its execution by the Stockholders and the Company. This Agreement will terminate upon the earliest of (a) the date the Nasdaq Proposal is approved or (b) the termination of the Transfer and Exchange Agreement in accordance with its terms, or (c) December 31, 2023 (the date of the earliest of the events described in clauses (a), (b) and (c), the “Termination Date”). Notwithstanding the foregoing, Article VI of this Agreement shall survive any termination hereof.

ARTICLE VI.
GENERAL PROVISIONS

6.1 Action in Stockholder Capacity Only. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as a record holder or Beneficial Owner, as applicable, of the Subject Shares and not in such Stockholder’s capacity as a director or officer of the Company. Nothing in this Agreement shall obligate such Stockholder to take, or forbear from taking, in its capacity as a director of the Company Board or officer of the Company, any action which is inconsistent with its or his fiduciary duties under applicable law.

6.2 Notices. All notices and other communications hereunder shall be in writing (including email or similar writing) and must be given:

(a)	If to any Stockholder:
Steel Partners Holdings L.P. 590 Madison Avenue New York, New York 10022 Attention: Maria Reda, Vice President, Deputy General Counsel & Secretary Email: [**]
with a copy (which shall not constitute notice) to:
Greenberg Traurig, LLP 333 SE 2nd Avenue, Suite 4400 Miami, FL 33131 Attention: Alan I. Annex and Flora Perez Email: [**]
(b)	If to the Company:
Steel Connect, Inc. 590 Madison Avenue New York, New York 10022 Attention: Jason Wong, Chief Financial Officer Email: [**]
With a copy to (which shall not constitute notice):
Dentons US LLP 22 Little West 12th Street New York, New York 10014 Attention: Victor H. Boyajian, Ira L. Kotel, and Ilan Katz Email: [**]
and
White & Case LLP 1221 Avenue of the Americas New York, New York 10020-1095 Attention: Colin J. Diamond and Andrew J. Ericksen Email: [**]

Annex D-4

or such other physical address or email address as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, consent, waiver or other communication under this Agreement will be effective only (i) if given by email, when the email is transmitted to the email address specified in this Section 6.2 or (ii) if given by overnight courier or personal delivery when delivered at the physical address specified in this Section 6.2.

6.3 Further Actions. Upon the request of any party to this Agreement, the other party will (a) furnish to the requesting party any additional information, (b) execute and deliver, at their own expense, any other documents and (c) take any other actions as the requesting party may reasonably require to more effectively carry out the intent of this Agreement.

6.4 Entire Agreement and Modification. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. At any time prior to the Termination Date, any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Company (acting at the direction of the Strategic Planning Committee or Independent Committee), each Stockholder and Parent. The parties will not enter into any other agreement inconsistent with the terms and conditions of this Agreement, or that addresses any of the subject matters addressed in this Agreement.

6.5 Drafting and Representation. The parties agree that the terms and language of this Agreement were the result of negotiations between the parties and, as a result, there will be no presumption that any ambiguities in this Agreement will be resolved against any party. Any controversy over construction of this Agreement will be decided without regard to events of authorship or negotiation.

6.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

6.7 No Third-Party Rights. No Stockholder may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Company (acting at the direction of the Strategic Planning Committee or Independent Committee). The Company may not assign any of its rights or delegate any of its obligations under this Agreement with respect to any Stockholder without the prior written consent of such Stockholder. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of each of the respective successors, personal or legal representatives, heirs, distributes, devisees, legatees, executors, administrators and permitted assigns of any Stockholder and the successors and permitted assigns of the Company. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee under this Section.

6.8 Enforcement of Agreement. Each Stockholder acknowledges and agrees that the Company could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any Stockholder could not be adequately compensated by monetary damages. Accordingly, each Stockholder agrees that, (a) it will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) in addition to any other right or remedy to which the Company may be entitled, at law or in equity, the Company will be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

6.9 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by a party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party (and, in the case of the Company, the waiver is given at the direction of the Strategic Planning Committee or Independent Committee), (b) no waiver that may be given by a party will

Annex D-5

be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

6.10 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, construed under and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflict or choice of laws which would result in the application of the laws of any other jurisdiction.

6.11 Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby will be brought exclusively in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware and each of the parties hereto hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 6.2 will be deemed effective service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. An electronic copy of a party’s signature (including signatures in Adobe PDF or similar format) shall be deemed an original signature for purposes hereof.

6.13 Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

6.14 Headings; Construction. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) ”it” or “its” or words denoting any gender include all genders and (c) the word “including” means “including without limitation,” whether or not expressed.

[Signature page follows]

Annex D-6

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the day and year first above written.

STOCKHOLDERS
STEEL PARTNERS HOLDINGS L.P.
By:	Steel Partners Holdings GP Inc., its general partner
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
STEEL EXCEL, INC.
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WEBFINANCIAL HOLDING CORPORATION
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WHX CS, LLC
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
WF ASSET CORP
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
STEEL PARTNERS LTD.
By:	/s/ Jack L. Howard
Name: Jack L. Howard
Title: President
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
/s/Jack L. Howard
Jack L. Howard

Annex D-7

SCHEDULE A

STOCKHOLDERS

Stockholder	Common Stock Owned of Record	Common Stock Beneficially Owned	Series C Preferred Stock Owned of Record	Series C Preferred Stock Beneficially Owned
Parent	0	41,912,289	0	35,000
WF Asset	12,242,535	12,242,535	0	0
WHX	5,940,170	5,940,170	0	0
WFH		23,729,584	35,000	35,000
SPL	60,000	60,000	0	0
SXL	0	18,182,705	0	0

Lichtenstein	1,654,585	1,714,585	0	0
Howard	931,514	0	0	0

Annex D-8

Annex E

OPINION OF HOULIHAN LOKEY

April 30, 2023

The Strategic Planning Committee of the Board of Directors of Steel Connect, Inc.
540 Madison Avenue, 32nd Floor
New York, NY 10022

Dear Members of the Strategic Planning Committee:

We understand that Steel Connect, Inc. (the “Company”) intends to enter into a Transfer and Exchange Agreement (the “Agreement”) by and among Steel Partners Holdings L.P. (“Parent”), Steel Excel, Inc. (“Steel Excel”), WebFinancial Holding Corporation (“WebFinancial” and, together with Steel Excel, the “Transferring Parties” and each, a “Transferring Party”) and the Company, pursuant to which, among other things, the Transferring Parties will contribute to the Company 3,597,744 shares of common stock, par value $0.10 per share (the “Transferred Shares”), of Aerojet Rocketdyne Holdings, Inc. (“Aerojet”), in exchange for the Company issuing to the Transferring Parties (the “Transaction”) 3,500,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) having the rights and preferences set forth in that certain Certificate of Designations, Preferences and Rights of the Series E Preferred Stock (the “COD”) attached as Exhibit A to the Agreement (the “Equity Consideration”).

The Strategic Planning Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Transferred Shares to be received by the Company in exchange for the Equity Consideration in the Transaction pursuant to the Agreement are fair to the Company from a financial point of view. At your direction, for purposes of our analyses and this Opinion, we have assumed that the Transferred Shares constitute cash equivalents and will yield net, after-tax proceeds of at least $203.4 million. With your consent, for purposes of our analyses and this Opinion, we have not specifically ascribed value to the terms of the Series E Preferred Stock that may differ from the attributes of the Company Common Stock (defined herein).

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.      reviewed the following agreements and documents:

a.      the Agreement;

b.      the Stockholders’ Agreement, by and among the Company, Parent and the other stockholders identified on the signature pages thereto (the “Stockholders’ Agreement”);

c.      the COD; and

d.      the Voting Agreement, by and among the Company, Parent, WebFinancial, WHX CS Corp., WF Asset Corp, Steel Partners, Ltd., Warren G. Lichtenstein, and Jack L. Howard (the “Voting Agreement”);

2.      reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

3.      reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, ModusLink Corporation (“ModusLink”), its wholly-owned subsidiary, and the Committee, including (a) financial projections, including with regards to cash flows, prepared by the management of ModusLink, in consultation with the management of the Company, and approved by the Committee, relating to ModusLink for the fiscal years ending July 31, 2023 through July 31, 2026 (the “ModusLink Projections”), (b) financial projections prepared by the management of the Company, and approved by the Committee, relating to the Company’s corporate costs for the fiscal years ending July 31, 2023 through July 31, 2026 (the “Corporate Costs Projections”), and (c) certain forecasts and estimates prepared by the management of the Company, and approved by the Committee, of the net operating losses of the Company to be utilized by the Company on a standalone basis (the “NOL Projections”, and together with the ModusLink Projections and the Corporate Costs Projections, the “Consolidated Projections”);

Annex E-1

4.      spoken with certain members of the management of ModusLink regarding the businesses, operations, financial condition and prospects of ModusLink and related matters;

5.      spoken with certain members of the management of the Company regarding the businesses, operations, financial condition and prospects of the Company (including ModusLink), the Transaction and related matters;

6.      compared the financial and operating performance of ModusLink with that of other public companies that we deemed to be relevant;

7.      for illustrative purposes, considered publicly available financial terms of certain transactions that we deemed to be relevant;

8.      reviewed the current and historical market prices and trading volume for the common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) and the common stock, par value $0.10 per share, of Aerojet, and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that we deemed to be relevant; and

9.      conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, (a) management of ModusLink, management of the Company, and the Committee have advised us, and we have assumed, that the ModusLink Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of ModusLink, management of the Company, and the Committee as to the future financial results and condition of ModusLink, and (b) management of the Company and the Committee have advised us, and we have assumed, that each of the Corporate Costs Projections and the NOL Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company and the Committee. We have assumed that the Consolidated Projections provide a reasonable basis on which to evaluate the Company and the Transaction and, with your approval, we have used and relied upon the Consolidated Projections for purposes of our analyses and the Opinion. We express no view or opinion with respect to the ModusLink Projections, the Corporate Costs Projections or the NOL Projections or the respective assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company (including ModusLink) since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We have not been provided with any financial projections for (a) the Company (after giving effect to the Transaction) prepared by the management of the Company or Parent or (b) Aerojet, prepared by the management of the Company, Parent or Aerojet.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in item 1 above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to all such agreements and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in all such agreements and such other related documents and instruments, without any amendments or modifications thereto. We have also assumed, with the consent of the Committee, that the Transaction will qualify as a tax free transaction under Section 351 of the Internal Revenue Code of 1986, as amended. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction, or the Company or any expected benefits of the Transaction that would be material to our analyses or this Opinion.

Annex E-2

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, Aerojet or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or Aerojet is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or Aerojet is or may be a party or is or may be subject. In reaching our conclusions hereunder, with your agreement, we did not perform any financial analyses relating to Aerojet, or relating to the Company (after giving effect to the Transaction).

We have not been requested to, and did not, (a) negotiate with third parties with respect to the Transaction, (b) identify or introduce to the Committee or the Company, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transaction or (c) coordinate or facilitate due diligence efforts by third parties. We express no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events, including developments with respect to industry conditions, market conditions or regulatory actions, occurring or coming to our attention after the date hereof, which, if different than as assumed, could have a material impact on our analyses or this Opinion. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Transaction, the Company, or Aerojet and this Opinion does not purport to address potential developments in any such markets. We are not expressing any opinion as to what the value of the Transferred Shares actually will be when acquired by the Company or at any other time, what the value of the Series E Preferred Stock actually will be when issued pursuant to the Transaction or at any other time, what the value of the Company Common Stock will be at any time or the price or range of prices at which the Transferred Shares, the Series E Preferred Stock or the Company Common Stock may be purchased or sold, or otherwise be transferable, at any time.

This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Parent, Aerojet, or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey has in the past provided financial advisory services to a special committee of the Board in connection with its consideration of a proposed transaction with Parent in 2022, for which Houlihan Lokey received compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Parent, Aerojet, or other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, or other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has also acted as financial advisor to the Committee in connection with, and has participated in certain of the negotiations leading to, the Transaction and will receive a fee for such services, a substantial portion of which is contingent upon the consummation of the Transaction. In addition, we will receive a fee for rendering

Annex E-3

this Opinion, which is not contingent upon the successful completion of the Transaction. The Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Transferred Shares, and the Equity Consideration to the extent expressly specified herein), (iii) the terms of the COD, the Stockholders’ Agreement, or the Voting Agreement (iv) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, (v) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (vi) the fairness of any portion or aspect of the Transaction to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vii) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (viii) how the Committee, the Company, any security holder or any other party should act or vote with respect to any matter relating to the Transaction or otherwise, (ix) the solvency, creditworthiness or fair value of the Company, Parent, Aerojet, or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (x) the appropriate capital structure of the Company or whether the Company should be issuing debt or equity securities or a combination of both, (xi) the dilutive or other effects of any portion or aspect of the Transaction on the existing security holders of the Company or the financial or other implications and effects of the Transaction or any related transaction on the Company or any other party (including, without limitation, any aspects relating to ongoing operations of the Company following the sale of the Transferred Shares) or (xii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Transferred Shares, Equity Consideration or otherwise. For the avoidance of doubt, we have also not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address the terms of any stock split, reverse stock split, or similar transaction involving the Company Common Stock or any other class of securities of the Company, that the Company may engage in, in connection with, or following the announcement or consummation of the Transaction. In addition, for purposes of our analyses and this Opinion, we did not apply or give effect to any control premium, minority or illiquidity discounts or other premiums and discounts, including premiums or discounts that might be attributable to Parent’s increased ownership and control of the Company after giving effect to the Transaction. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee, the Company and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company, Parent, Aerojet and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Transferred Shares to be received by the Company in exchange for the Equity Consideration in the Transaction pursuant to the Agreement are fair to the Company from a financial point of view.

Very truly yours,

HOULIHAN LOKEY CAPITAL, INC.

Annex E-4

Annex F

FORM OF CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF
INCORPORATION TO EFFECT REVERSE STOCK SPLIT

STEEL CONNECT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Steel Connect, Inc., and the date of filing of its Restated Certificate of Incorporation with the Secretary of State was September 29, 2008.

SECOND: That resolutions were duly adopted by the board of directors (the “Board”) of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

THIRD: To accomplish the foregoing Amendment to the Restated Certificate of Incorporation of the Corporation, the first paragraph of ARTICLE FOURTH of the Restated Certificate of Incorporation of the Corporation shall be deleted in its entirety and replaced with the following:

“FOURTH: Effective as of 5:00 p.m. (Wilmington, Delaware Local Time) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, every 3,500 shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be reclassified, combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split to any person that held fewer than 3,500 shares of the Corporation’s Common Stock immediately prior to the Reverse Split and, in lieu thereof, such holder of fewer than 3,500 shares of the Corporation’s Common Stock who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such holder), shall be entitled to receive cash (without interest) for such holder’s fractional shares in an amount equal to such fraction multiplied by the Fractional Share Value (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Reverse Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

As used herein, “Fractional Share Value” shall mean the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).”

FOURTH: That, pursuant to resolution of the Board, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Annex F-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this [•]th day of [•], 2023.

STEEL CONNECT, INC.
By:
Name:	Jason Wong
Title:	Chief Financial Officer

Annex F-2

Annex G

FORM OF CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF
INCORPORATION TO EFFECT FORWARD STOCK SPLIT

STEEL CONNECT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Steel Connect, Inc., and the date of filing of its Restated Certificate of Incorporation with the Secretary of State was September 29, 2008.

SECOND: That resolutions were duly adopted by the board of directors (the “Board”) of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

THIRD: To accomplish the foregoing Amendment to the Restated Certificate of Incorporation of the Corporation, the first two paragraphs of ARTICLE FOURTH of the Restated Certificate of Incorporation of the Corporation shall be deleted in their entirety and replaced with the following:

“FOURTH: Effective as of 5:01 p.m. (Wilmington, Delaware Local Time) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, each share of the Corporation’s Common Stock (or fraction thereof) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be reclassified, changed, and converted (the “Forward Split”) into 375 validly issued, fully paid, and non-assessable shares of Common Stock without increasing or decreasing the par value of each share of Common Stock and without increasing or decreasing the authorized number of shares of Common Stock; provided, however, no fractional share interests shall be issued as a result of the Forward Split to any person and, in lieu of such fractional share interests (collectively, “Fractional Shares”), any such holder shall be entitled, upon the Effective Time, to receive a cash payment (without interest) for such holder’s Fractional Shares in amount equal to such holder’s Fractional Shares multiplied by the Fractional Share Value (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Forward Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above. The Forward Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. As used herein, “Fractional Share Value” shall mean the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading for the five consecutive trading days immediately preceding the effective date of the Forward Split (with such average closing sales prices being adjusted to give effect to the one-for-3,500 reverse split effected on the date of filing this amendment to the Corporation’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and the Forward Split).

FOURTH: That, pursuant to resolution of the Board, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Annex G-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this [•]th day of [•], 2023.

STEEL CONNECT, INC.
By:
Name:	Jason Wong
Title:	Chief Financial Officer

Annex G-2

PRELIMINARY PROXY CARD Steel Connect, Inc. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NEW YORK 10022 VOTE BY INTERNET Before the Meeting – Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on [•], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form During the Meeting – Go to [www.virtualshareholdermeeting.com/STCN2023] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on [•], 2023. Have your proxy card and Notice of Internet Availability (the “Notice”) in hand when you call and then follow the instructions. You will need the control number included on the Notice in order to vote by phone. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote and use the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. STEEL CONNECT, INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3 1. To approve, for purposes of complying with Nasdaq Listing Rule 5635, the rights of the Series E preferred stock of the Company (the “Series E Preferred Stock”) to vote and receive dividends together with the common stock of the Company (the “Company Common Stock”) on an as-converted basis and the issuance of Company Common Stock upon conversion of the Series E Preferred Stock (the “Nasdaq Proposal”). 2. To approve the amendments to the Company’s restated certificate of incorporation to effect a 1-for-3,500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated certificate of incorporation to effect a 375-for-1 forward stock split of the Company Common Stock (the “Reverse/Forward Stock Split Proposal”). 3. To approve the adjournment of the Special Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal or the Reverse/Forward Stock Split Proposal (the “Adjournment Proposal”). NOTE: To transact such other business that may properly come before the Special Meeting of Stockholders and at any adjournments or postponements thereof.

STEEL CONNECT, INC. SPECIAL MEETING OF STOCKHOLDERS [•], 2023 at [•], Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoint(s) Jason Wong and Maria Reda, and each of them, the proxies of the undersigned, with full power of substitution, and hereby authorize(s) them, and each of them acting singly, to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock, par value $0.01 per share, or Series C Convertible Preferred Stock, par value $0.01 per share, of Steel Connect, Inc. (the “Company”) that the undersigned is/are entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held virtually at [www.virtualshareholdermeeting.com/STCN2023] on [•], 2023, at [•], Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no such direction is made, this proxy will be voted in accordance with the Board’s recommendation of “FOR” Proposals 1, 2 and 3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.